CREDIT AGREEMENT


                     Dated as of March 28, 1995

                               among

                   FAIRFIELD CAPITAL CORPORATION


                  FAIRFIELD ACCEPTANCE CORPORATION


                    FAIRFIELD COMMUNITIES, INC.


                  TRIPLE-A ONE FUNDING CORPORATION

                                and

               CAPITAL MARKETS ASSURANCE CORPORATION
            as Administrative Agent and Collateral Agent





                          CREDIT AGREEMENT


            CREDIT AGREEMENT, dated as of March 28, 1995 (the "Credit Agreement"), among FAIRFIELD CAPITAL CORPORATION, a
   ----------------
  Delaware corporation (the "Borrower"), TRIPLE-A ONE FUNDING
                             --------
  CORPORATION, a Delaware corporation ("Triple-A"), FAIRFIELD
                                        --------
  ACCEPTANCE CORPORATION, a Delaware corporation ("FAC"), in its
                                                   ---
  capacity as servicer hereunder (in such capacity, the "Servicer"), FAIRFIELD COMMUNITIES, INC., a Delaware
   --------
  corporation ("FCI"), and CAPITAL MARKETS ASSURANCE
                ---
  CORPORATION, a New York stock insurance company ("CapMAC"), as
                                                    ------
  Collateral Agent and as Administrative Agent (in such respective capacities, the "Collateral Agent" and the
                              ----------------
  "Administrative Agent").
   --------------------

                        W I T N E S S E T H:

            WHEREAS, pursuant to the Receivables Purchase
  Agreement, the Borrower has purchased and otherwise acquired, and may from time to time in the future purchase and otherwise acquire Contracts, related collateral therefor and other related property from FAC; and

            WHEREAS, the Borrower has requested that Triple-A make the Triple-A Loans to the Borrower, the proceeds of which shall be used to purchase such Contracts, related collateral and other related property from the Seller in accordance with the terms of the Receivables Purchase Agreement; and

            WHEREAS, Triple-A will fund such loans by (i) the issuance of Transaction Commercial Paper Notes or (ii) if Triple-A is unable for any reason to issue Commercial Paper Notes, by borrowing under the Liquidity Agreement, dated as of the date hereof, among Triple-A, the Liquidity Banks and the Liquidity Agent; and

            WHEREAS, as a condition precedent to the foregoing Triple-A Loans, the Borrower has agreed to grant a security interest in favor of the Collateral Agent, for the benefit of each of the Collateral Agent, the Administrative Agent, Triple-A and the Surety, in all of its right, title and interest in, to and under the Collateral as described herein; and

            WHEREAS, the Surety, the Liquidity Agent, the
  Borrower and Triple-A will enter into the Insurance Agreement



  pursuant to which the Surety will issue the Surety Bonds to guarantee repayment of the Triple-A Loans; and

            WHEREAS, subject to the terms and conditions set forth herein, Triple-A is willing to make the Triple-A Loans to the Borrower, FAC has agreed to act as Servicer of the Pledged Contracts and FCI has agreed to guarantee the servicing obligations of FAC hereunder;

            NOW, THEREFORE, the parties hereto agree as follows:


                             ARTICLE I

                            DEFINITIONS

            SECTION 1.01   Certain Definitions.  As used in this
                           -------------------
  Credit Agreement, the Triple-A Note or any certificate or other document made or delivered pursuant hereto or thereto, the capitalized terms used herein and therein shall, unless otherwise defined herein or therein, have the meanings assigned to them in the Definitions List attached hereto as Appendix A, the terms of which are incorporated herein by reference (the "Definitions List").
                  ----------------
            SECTION 1.02.  Accounting Terms.  As used herein, in
                           ----------------
  the Triple-A Note and in any certificate or other document made or delivered pursuant hereto and thereto, accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP.

            SECTION 1.03.  Other Terms.  (a)  All other
                           -----------
  undefined terms contained in this Credit Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provision of this Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Credit Agreement unless otherwise specified.

            (c) Capitalized terms used herein and in the Triple-A Note shall be equally applicable to both the singular and plural forms of such terms.

            SECTION 1.04.  Computation of Time Periods.  In this
                           ---------------------------






  Credit Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding."


                             ARTICLE II

                         THE TRIPLE-A LOANS
                         -----------------

            SECTION 2.01.  The Triple-A Loans.  (a) Subject to
                           ------------------
  the terms and conditions hereof, Triple-A (x) agrees to make loans ("Triple-A Loans") on the Closing Date, and (y) may, in
          --------------
  the exercise of its sole discretion, make Triple-A Loans from time to time thereafter on any Subsequent Contract Grant Date, in each case during the period from the Closing Date to the Termination Date, in an aggregate outstanding principal amount not to exceed at any time the lesser of (i) the Facility Limit and (ii) the sum of (A) the net proceeds from the sale of Transaction Commercial Paper Notes on any Borrowing Date plus
  (B) the proceeds of Advances on such Borrowing Date. Notwithstanding anything in the foregoing to the contrary, under no circumstances shall Triple-A make any Triple-A Loan if, after giving effect thereto, either an O/C Shortfall or a Borrowing Base Shortfall would exist. The Borrowing Base in effect on any date shall be determined by reference to the most recent Settlement Report delivered by the Servicer to Triple-A in accordance with Section 6.01(b) hereof, as
                              ---------------
  adjusted (i) on the most recent Subsequent Contract Grant Date (if any), to reflect additional Eligible Contracts sold to the Borrower by FAC and Granted to the Collateral Agent since the delivery of such Settlement Report (if any), (ii) on any Settlement Date, to reflect Collections received and applied pursuant to the terms hereof on or prior to the next preceding Determination Date, and (iii) on any Settlement Date, to eliminate from the Eligible Contract Pool Principal Balance the outstanding Principal Balance of any Pledged Contracts which are either Defaulted Contracts or Defective Contracts as of the next preceding Determination Date. All of the Triple-A Loans shall mature, and become due and payable, on the Maturity Date.

            SECTION 2.02.  Note.  All of the Triple-A Loans
                           ----
  shall be evidenced by a promissory note in the form attached hereto as Exhibit M (the "Triple-A Note") appropriately
            ---------       -------------
  completed, duly executed and delivered on behalf of the Borrower and payable to the order of Triple-A. The Borrowing Date and principal amount of each Triple-A Loan, the interest rate and Interest Period applicable thereto and each repayment or prepayment of principal thereof shall be recorded in Triple-A's internal records and, prior to any transfer of the Triple-A Note, on the grid schedule annexed thereto, and the Borrower hereby authorizes Triple-A to make such recordation; provided, however, that the failure of Triple-A to set forth
  --------  -------
  any or all of such information on such schedule or any error in such schedule shall not in any manner affect the obligation of the Borrower to repay the Triple-A Loans in accordance with the terms hereof and of the Triple-A Note. Such updated grid schedules, or other proper records maintained by Triple-A (or by the Administrative Agent on behalf of Triple-A) in lieu thereof, shall be presumptively correct evidence of the Triple-A Loans made by Triple-A to the Borrower. The aggregate outstanding principal amount of the Triple-A Loans at any time shall be the aggregate principal amount owing on the Triple-A Note at such time.

            SECTION 2.03.  Making the Triple-A Loans.
                           -------------------------
            (a) Notice of Borrowing.  Whenever the Borrower
                -------------------
  wishes to make a Borrowing hereunder of Triple-A Loans (whether in respect of the Closing Date or any Subsequent Contract Grant Date), it shall deliver to Triple-A a notice ("Notice of Borrowing") in substantially the form of Exhibit N
    -------------------                                ---------
  hereto no later than 11:00 A.M. (New York City time) on the Business Day immediately prior to the proposed Borrowing Date; provided that, if the Borrower requests that the Borrowing be
  --------
  funded with the proceeds of Eurodollar Rate Advances, such notice shall be given not later than 11:00 A.M. (New York City time) at least three (3) Business Days prior to the proposed Borrowing Date. Each Notice of Borrowing shall be by telephone or facsimile transmission (in the case of any such notice by telephone, confirmed immediately in writing) and shall specify therein the proposed (1) Borrowing Date of such Borrowing, which shall be the Closing Date or a Subsequent Contract Grant Date, (2) aggregate amount of such Borrowing requested (which amount shall be equal to $100,000 or an integral multiple thereof) and (3) proposed Interest Period relating thereto and the proposed principal amount of each Triple-A Loan to be allocated to each Interest Period. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

            (b) Selection of Interest Periods.  Promptly upon
                -----------------------------
  receiving each Notice of Borrowing, the Administrative Agent shall, following its review of the Borrower's proposal, select (in the exercise of its sole discretion) the Interest Periods for the Triple-A Loan thereby requested. At least one






  Business Day prior to the last day of each Interest Period for any Triple-A Loan, the Borrower shall request new Interest Periods for all Triple-A Loans the Interest Periods of which are then ending and which are not to be prepaid as provided in
  Section 2.07 below; provided that, in the case of any Interest
  ------------        --------
  Period for a Triple-A Loan for which interest is requested to be determined by reference to the Eurodollar Rate, such request shall be given not later than 11:00 A.M. (New York City time) at least three (3) Business Days prior to the last day of the relevant Interest Period. The Administrative Agent shall, on the date of any Borrowing hereunder and, so long as such Triple-A Loan is outstanding, on the first day of each successive Interest Period for such Triple-A Loan, notify the Collateral Agent and the Borrower of the duration of the relevant Interest Period and the interest rate which will be applicable to the Triple-A Loans during such Interest Period as described in Section 2.06 below. Any Interest Period that
                  ------------
  commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date and the duration of any Interest Period that commences on or after the Termination Date shall be of such duration as shall be selected by the Administrative Agent. In addition, if a CP Disruption shall have occurred and be continuing, Triple-A, or the Administrative Agent on its behalf, may, upon notice to the Borrower, terminate any Interest Period then in effect if Triple-A has funded the Triple-A Loan allocated to such Interest Period by issuing Transaction Commercial Paper Notes. All outstanding Triple-A Loans shall be assigned an Interest Period at all times which Interest Periods will be limited as set forth in the definition thereof.

            (c) Funding.  Triple-A shall (in the case of the
                -------
  requested Borrowing on the Closing Date) and may (in the case of a requested Borrowing on any Subsequent Contract Grant
  Date), on the proposed Borrowing Date of each Borrowing, subject to the applicable conditions set forth in Article IV,
                                                    ----------
  make available to the Borrower a wire transfer of such funds to the Borrower in accordance with the Borrower's written wire transfer instructions.

            SECTION 2.04.  Reduction of Facility Limit.  The
                           ---------------------------
  Borrower shall have the right, at any time upon at least three
  (3) Business Days' notice to Triple-A, to terminate in whole or reduce in part the unused portion of the Facility Limit in a minimum amount of $1,000,000 and increments of $1,000,000 in excess thereof; provided, that in no event shall the Facility
                  --------







  Limit be reduced to less than the Triple-A Loans then outstanding. Any such termination shall be without premium or penalty of any kind, except for any indemnification which may be owed in connection with such termination pursuant to
  Section 2.08.
  ------------
            SECTION 2.05.  Repayments; Manner of Payment and
                           ---------------------------------
  Prepayment.  Each of the Triple-A Loans shall be payable in
  ----------
  full on the Maturity Date. Each payment or prepayment of principal of and interest on the Triple-A Note and each payment of fees, premiums, indemnities and all other amounts payable by the Borrower hereunder shall be made by the Borrower in immediately available funds to Triple-A not later than 11:30 A.M. (New York City time) on the date on which payable. Payments received by Triple-A after such time shall be deemed to have been received on the next Business Day. All payments by the Borrower under this Credit Agreement and the Triple-A Note shall be made without setoff, deduction or counterclaim and the Borrower agrees to pay on demand any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Triple-A Note or from the execution, delivery or registration of, or otherwise with respect to, this Credit Agreement or the Triple-A Note. Whenever any payment to be made hereunder or under the Triple-A Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next applicable Business Day and interest shall be payable at the applicable rate during such extension; provided, that if such extension would cause payment of
  --------
  interest on or principal of any Eurodollar Loan to be made in the next following month, such payment shall be made on the next preceding Business Day.

            SECTION 2.06.  Interest on Triple-A Loans; Default
                           -----------------------------------
  Interest.
  --------
            (a) The Borrower shall pay to Triple-A, as interest on the Triple-A Loans outstanding, the following amounts on the following dates:

            (i) on any Interest Payment Date for Triple-A
       Loans being funded or maintained through the issuance of Transaction Commercial Paper Notes, interest on such Triple-A Loans in an amount equal to the imputed interest on such maturing Transaction
       Commercial Paper Notes plus the CP Dealer Fee on any such maturing Transaction Commercial Paper Notes;








            (ii) on any Interest Payment Date for Triple-A
       Loans funded or maintained through the making of Base Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such Triple-A Loans at a per annum rate equal to the Base Rate, computed on the basis of the actual number of days elapsed over a year of 360 days; and

            (iii) on any Interest Payment Date for Triple-A Loans funded or maintained through the making of Eurodollar Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such Triple-A Loans at a per annum rate equal to the Eurodollar Rate plus one-half of one percent (.50%), computed on the basis of the actual number of days elapsed over a year of 360 days.

            (b) Following the occurrence and during the con-tinuance of an Event of Default, and from and after the due date of any Triple-A Loan until such Triple-A Loan is paid in full, the Borrower shall pay interest to Triple-A, payable on demand, on the outstanding principal amount of each Triple-A Loan for each day until paid in full at a per annum rate equal to two percent (2%) plus the otherwise applicable rate for such Triple-A Loan for such day.

            SECTION 2.07.  Voluntary and Mandatory Prepayment of
                           -------------------------------------
  Triple-A Loans.  (a)  The Borrower shall have the right on any
  --------------
  Business Day and from time to time to prepay any Triple-A Loans, in whole or in part, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the proposed prepayment date and the amount of such prepayment, provided that (i) any partial prepayment shall be
              --------
  equal to an integral multiple of $1,000,000; (ii) in connection with any prepayment of Triple-A Loans taking place within one year after the Closing Date, having an aggregate principal balance of greater than 25% of the aggregate principal of balance of all Triple-A Loans then outstanding (other than in the case of any such prepayment made on a Clean-Up Release Date in accordance with the terms of Section
                                                        -------
  7.11(d)), the Borrower shall be required to pay a premium to
  -------
  the Administrative Agent equal in amount to one percent (1.0%) of the principal amount of the Triple-A Loans so prepaid, and
  (iii) the Borrower shall, in connection with any such prepayment, indemnify Triple-A and hold Triple-A harmless from any funding loss pursuant to the terms of Section 2.08. If
                                            ------------
  any such notice is given, the amount specified in such notice shall be presumed correct absent manifest error and shall be due and payable on the date specified therein. Each notice of prepayment shall be irrevocable and binding on the Borrower.

            (b)  On each Settlement Date prior to the
  Termination Date during which a Borrowing Base Shortfall is in existence, the Borrower shall be obligated to prepay the Triple-A Loans by an amount equal to the lesser of (x) the aggregate amount of the funds remaining on deposit in the Collection Account on such day (other than any funds retained in the Collection Account in respect of Carrying Costs then accrued and unpaid), after giving effect to the required applications of such funds pursuant to clauses (i), (ii) and
                                         -----------   --
  (iii) of Section 7.06(b), and (y) the Borrowing Base Shortfall
   ---     ---------------
  then in effect.

            (c)  On each Business Day from and after the
  Termination Date, the Borrower shall be obligated to repay the Triple-A Loans by an amount equal to the lesser of (i) the aggregate amount of funds remaining on deposit in the Collection Account on such day (other than any funds retained in the Collection Account in respect of Carrying Costs then accrued and unpaid) after giving effect to the required applications of such funds pursuant to clauses (i) through (v) of Section 7.06(d), and (ii) the then outstanding principal
     ---------------
  balance of the Triple-A Loans.

            (d) In the event of any prepayment or repayment of a Triple-A Loan or any portion thereof on any date other than the last day of the Interest Period applicable thereto, the Borrower shall indemnify Triple-A and hold Triple-A harmless from any funding loss (in an amount equal to the amount of interest Triple-A would have received but for such prepayment through the last day of the relevant Interest Period less the interest earned on investing such funds) and expense which Triple-A may sustain or incur as consequence of such prepayment in accordance with Section 2.08.
                                ------------
            SECTION 2.08.  Compensation.  The Borrower shall
                           ------------
  compensate Triple-A, upon its written request, for all losses, expenses and liabilities, including, without limitation, any indemnification payments owed by Triple-A pursuant to the Liquidity Agreement, on account of any liquidation or reemployment of deposits or other funds acquired by such party to make, fund or maintain a Triple-A Loan hereunder, (i) if for any reason the funding of any Triple-A Loan does not occur on a date specified therefor in the Notice of Borrowing; (ii) if for any reason any payment, prepayment or conversion of principal of any Triple-A Loan occurs on a date which is not the last day of the Interest Period for such Triple-A Loan or
  (iii) as a consequence of any required prepayment of any






  Triple-A Loan or required conversion of any Eurodollar Rate Advance prior to the last day of the Interest Period for the relevant Triple-A Loan. Any request for compensation under this Section 2.08 shall be accompanied by a copy of a state
       ------------
  ment from Triple-A or the Administrative Agent on its behalf setting forth in reasonable detail the basis for requesting compensation and the determination of the amount thereof in such statement shall be conclusive and binding for all purposes, absent manifest error.

            SECTION 2.09.  Increased Costs, Capital Adequacy.
                           ---------------------------------
            (a) If, after the date hereof due to either (i) the introduction of or any change in or to the interpretation of any law or regulation by the governmental authority that promulgated or administers compliance with such law or regulation (other than laws or regulations with respect to income taxes or any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) or (ii) the compliance with any guideline or request from any central bank or other fiscal, monetary or governmental authority or similar agency (whether or not having the force of law), and taking into account the obligations of the Liquidity Banks under the Liquidity Agreement and the obligations of CapMAC under the Surety Bond and otherwise in connection with Triple-A's asset-supported financing business, any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to Triple-A (either directly or indirectly through any increase in the costs to the Liquidity Banks or CapMAC) of making, funding, or maintaining Triple-A Loans or in the cost to Triple-A of agreeing to make, fund, or maintain Triple-A Loans (including the reduction of any sum received or amount of principal or interest receivable under the Pledged Contracts), then the Borrower shall from time to time, upon demand by Triple-A by the submission of the certificate described below, pay to Triple-A additional amounts sufficient to compensate Triple-A for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Borrower by Triple-A or the Administrative Agent on its behalf shall be conclusive and binding for all purposes, absent manifest error.

            (b) If any of Triple-A, CapMAC or any Liquidity Bank determines that compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other fiscal, monetary or governmental authority or similar agency (whether or not having the force of law) which is introduced, implemented or received by Triple-A, CapMAC or such Liquidity Bank after the date hereof, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by Triple-A, CapMAC or such Liquidity Bank or any corporation controlling Triple-A, CapMAC or such Liquidity Bank and that the amount of such capital is increased by or based upon the Triple-A Loans or the existence of this Credit Agreement, the Surety Bonds, or the Insurance Agreement or upon the Advances or such Liquidity Bank's commitment to lend under the Liquidity Agreement and other commitments of that type, or has or would have the effect of reducing the rate of return on capital, then, upon demand by Triple-A or the Administrative Agent on its behalf by the submission of the certificate described below, the Borrower shall pay to Triple-A, from time to time as specified by Triple-A, additional amounts sufficient to compensate Triple-A or such corporation in the light of such circumstances, to the extent that Triple-A reasonably determines such increase in capital to be allocable to the Triple-A Loans or the existence of this Credit Agreement, the Surety Bonds, or the Insurance Agreement or such Liquidity Bank's commitment to lend under the Liquidity Agreement and other commitments of that type, or to the extent that Triple-A owes compensation to CapMAC or to a Liquidity Bank in respect of or on account of such events. A certificate setting forth in reasonable detail such amounts submitted to the Borrower by Triple-A or the Administrative Agent on its behalf shall be conclusive and binding for all purposes, absent manifest error.

            SECTION 2.10.  Taxes.  (a) All payments made by the
                           -----
  Borrower under this Credit Agreement and the Triple-A Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority having taxing authority, excluding net income taxes and franchise taxes (imposed in lieu of income taxes) imposed on Triple-A or CapMAC as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and Triple-A or CapMAC (excluding a connection arising solely from Triple-A having executed, delivered or performed its obligations or received a payment under, or enforced, this Credit Agreement, the Triple-A Note or any other Facility Document to which Triple-A or CapMAC is a party) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be
                      -----
  withheld from any amounts payable to or under the Triple-A Note, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10), Triple-A receives an amount equal to
             ------------
  the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and
  (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Credit Agreement (hereinafter "Other Taxes").
                                      -----------
            (c) The Borrower will indemnify Triple-A and CapMAC for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid
                                             ------------
  by Triple-A and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to Triple-A, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Triple-A the required receipts or other required documentary evidence, the Borrower shall indemnify each of Triple-A and CapMAC for any incremental Taxes, interest or penalties that Triple-A and/or CapMAC is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Triple-A Note.

            SECTION 2.11.  Fees.  In further consideration of
                           ----
  the Triple-A Loans to be made hereunder, the Borrower agrees to pay to the Administrative Agent and Triple-A all fees specified in the Fee Letter of even date herewith, which fees will be due and payable at the times and in the manner set forth in such Fee Letter.


                            ARTICLE III

                       CONDITIONS OF LENDING
                       ---------------------
            SECTION 3.01.  Conditions Precedent to Initial
                           -------------------------------
  Borrowing.  The agreement of Triple-A to make a Triple-A Loan
  ---------
  on the Closing Date hereunder is subject to satisfaction of the following conditions precedent:






            (a)  Each of the Administrative Agent, the
  Collateral Agent and Triple-A shall have received, on or before the Closing Date, all of the documents, agreements and instruments described on the List of Closing Documents attached as Exhibit O hereto, each in form and substance
              ---------
  satisfactory to the Administrative Agent, and in each case where applicable (x) duly executed by each of the parties thereto, (y) to the extent required in Exhibit O, duly filed
                                         ---------
  with the appropriate filing officer or other governmental authority of the listed jurisdiction, as evidenced by an appropriate acknowledgement evidencing that such filing is of record, and (z) dated and/or certified (as applicable) as of a date reasonably acceptable to the Administrative Agent.

            (b) All fees and expenses due and owing as of the Closing Date under the Fee Letter shall have been paid;

            (c) The Collateral Agent shall have received confirmation from the Spread Account Bank, in form and substance satisfactory to the Collateral Agent, that the initial balance of the Spread Account required to be funded pursuant to Section 7.07(b) (after giving effect to the
              ---------------
  transactions which are contemplated to take place on the Closing Date pursuant to the terms hereof and the other Facility Documents) has been funded;

            (d) The Collateral Agent shall have received confirmation from the Collection Account Bank, in form and substance satisfactory to the Collateral Agent, that the deposit in the Collection Account of all funds received with respect to the Pledged Contracts from and after the Cut-Off Date to the Closing Date has been made;

            (e) The Collateral Agent shall have received an Officer's Certificate of each of FAC and FCI stating that each Pledged Contract sold by it has been properly identified as an asset of the Borrower in its Records, and of the Servicer stating that each related Contract File is complete in all material respects;

            (f) Not later than 12:00 noon, New York City time, on the day which is two Business Days prior to the Closing Date, the Borrower or the Servicer shall have (i) transmitted to the Collateral Agent data with respect to the Contracts to be Granted to the Collateral Agent to enable it to perform its duties hereunder and (ii) delivered or caused to be delivered
  (A) the Contract Schedule to the Collateral Agent and (B) the Contract Files and the original execution copies of the Pledged Contracts to the Custodian; and








            (g)  Each of the Collateral Agent, the
  Administrative Agent, Triple-A and the Surety shall have received such other approvals, documents or opinions as it may reasonably request.

            SECTION 3.02.  Conditions Precedent to Each Borrow
                           -----------------------------------
  ing.  The making of a Triple-A Loan on the Closing Date and on
  ---
  any Subsequent Contract Grant Date shall be subject (i) to Triple-A's receipt of (A) a Settlement Report dated as of the applicable Cut-Off Date, (B) a notice from the Custodian in substantially the form of Exhibit C to the Receivables Purchase Agreement, confirming that the Custodian has received the Contract Files required to be delivered to it pursuant to
  Section 4.04(a), (C) a timely Notice of Borrowing,
  ---------------
  appropriately filled-out by the Borrower, (D) a Borrowing Base Certificate, appropriately filled-out by the Servicer as of the Borrowing Date (after giving effect to such Borrowing and to the application of the proceeds therefrom) and (E) such other approvals or documents as the Administrative Agent may reasonably request, and (ii) to the condition precedent that on the Borrowing Date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the Borrowing Date of such Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

            (i)  the representations and warranties contained in
       Article IV and all representations and warranties of the
       ----------
       Seller in the Receivables Purchase Agreement are true and accurate as of such Borrowing Date in all material respects with the same force and effect as though such representations and warranties had been made as of such time;

            (ii) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default or Unmatured Event of Default, and there is no Termination Date currently in effect;

            (iii)  there exists no Borrowing Base
       Shortfall; and

            (iv) (A) the proceeds of such Triple-A Loan shall be used (1) to fund a Purchase under the Receivables
       Purchase Agreement to occur simultaneously with such






       Borrowing, or (2) to otherwise fund costs and expenses to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place on the Closing Date, and (B) all conditions to such Purchase under the Receivables Purchase Agreement on such date have been satisfied.

            SECTION 3.03.  Conditions Precedent to Each
                           ----------------------------
  Subsequent Borrowing.  The making of a Triple-A Loan on any
  --------------------
  Subsequent Contract Grant Date hereunder shall be subject to
  (i) the prior mutual agreement of each of Triple-A and the Borrower, in each case acting in the exercise of its respective sole discretion, on the relevant terms and conditions of such Borrowing; including, without limitation, any necessary amendments to the definitions of "Borrowing Base" or "Eligible Contracts" hereunder, in order to reflect appropriately the nature of the Contracts and related Collateral to be Granted in connection with such Borrowing, and (ii) the prior written approval of CapMAC and the Liquidity Agent, in each case acting in the exercise of its respective sole discretion. Notwithstanding anything herein or elsewhere to the contrary, Triple-A shall have no commitment to make any Triple-A Loan hereunder (other than, subject to the terms and conditions hereof, the initial Borrowing hereunder).


                             ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES
                   -----------------------------
            SECTION 4.01.  Representations and Warranties of the
                           -------------------------------------
  Borrower.  The Borrower represents and warrants to each of
  --------
  Triple-A, the Collateral Agent, the Administrative Agent and the Surety that:

            (a)  Due Incorporation and Good Standing.  The
                 -----------------------------------
  Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Pledged Contract unenforceable by the Borrower or would have a material adverse effect on (i) the value or collectibility of any Pledged Contract or related Collateral, (ii) the collectibility of the Triple-A Loans, (iii) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Borrower, Triple-A, the Administrative Agent or the Collateral Agent, or (iv) the ability of the Borrower to perform its obligations hereunder and under the other Facility Documents to which it is a party.

            (b)  Due Authorization and No Conflict.  The
                 ---------------------------------
  execution, delivery and performance by the Borrower of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, including the acquisition of the Pledged Contracts under the Receivables Purchase Agreement, and the making of the Borrowings and the Grants contemplated hereunder, have in all cases been duly authorized by the Borrower by all necessary corporate action, do not contravene
  (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property (except where such contravention would not have a material adverse effect on (A) the value or collectibility of any Pledged Contract or related Collateral, (B) the collectibility of the Triple-A Loans, (C) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Borrower, Triple-A, the Administrative Agent or the Collateral Agent, or (D) the ability of the Borrower to perform its obligations hereunder and under the other Facility Documents to which it is a party), and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which the Borrower is a party have been duly executed and delivered on behalf of the Borrower.

            (c)  Governmental and Other Consents.  All
                 -------------------------------
  approvals, authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which the Borrower is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a material adverse effect on the value of the Collateral or the interests of Triple-A or the Surety herein or therein, and each such required approval, authorization, consent, order, registration, qualification, designation, declaration, notice or filing is listed on Exhibit P hereto (or in the case
                                ---------
  of any Borrowing on a Subsequent Contract Grant Date hereunder, as set forth in any addendum to such Exhibit P
                                                  ---------
  hereto prepared by the Borrower and accepted by the Administrative Agent).

            (d)  Enforceability of Facility Documents.  Each of
                 ------------------------------------
  the Facility Documents to which the Borrower is a party have been duly and validly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

            (e)  No Litigation.  There are no proceedings or
                 -------------
  investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents,
  (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Borrower of its obligations under this Credit Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to materially adversely affect the (A) the value or collectibility of any Pledged Contract or related Collateral,
  (B) the collectibility of the Triple-A Loans, (C) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Borrower, Triple-A, the Administrative Agent or the Collateral Agent, or (D) the ability of the Borrower to perform its obligations hereunder and under the other Facility Documents to which it is a party.

            (f)  Use of Proceeds.  All proceeds of any Triple-A
                 ---------------
  Loan shall be used by the Borrower exclusively to fund a Purchase from the Seller under the Receivables Purchase Agreement, or to otherwise fund costs and expenses permitted to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place on the Closing Date.

            (g)  Perfection of Security Interest in Collateral.
                 ---------------------------------------------
  Payment of the Obligations and the prompt observance and performance by the Borrower of all of the terms and provisions of this Credit Agreement are secured by the Collateral as more fully set forth in Article VII hereof. Upon the making of the
                     -----------
  initial Triple-A Loans, the Collateral Agent will have a legal, valid, perfected and enforceable Lien upon and first priority security interest in the Collateral, as security for the repayment of the Obligations, which Lien upon and security interest in the Collateral is free and clear of all Liens.

            (h)  Accuracy of Information.  All certificates,
                 -----------------------
  reports, financial statements and similar writings furnished by or on behalf of the Borrower to Triple-A, the Collateral Agent, or the Administrative Agent at any time pursuant to any requirement of, or in response to any request of any such party under, this Credit Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and similar writings hereafter furnished by the Borrower to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

            (i)  Governmental Regulations.  The Borrower is not
                 ------------------------
  (1) an "investment company" or a company controlled by an "investment company" registered or required to be registered under or the Investment Company Act of 1940, as amended, (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

            (j)  Margin Regulations.  The Borrower is not
                 ------------------
  engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulation G, T, U or X). No part of the proceeds of any of the Triple-A Loans has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X.

            (k)  Location of Chief Executive Office and Records.
                 ----------------------------------------------
  The principal place of business and chief executive office of the Borrower, and the office where the Borrower maintains all of its Records, is located at 2800 Cantrell Road, Little Rock, Arkansas 72202, and the Borrower does not operate its business or maintain the Records at any other location (provided that,
                                                 --------
  at any time after the Closing Date, upon 30 days' prior written notice to the Collateral Agent, the Borrower may relocate its principal place of business and chief executive office, and/or the office where the Borrower maintains all of its Records, to such other locations within the United States where all action required by Section 7.04 shall have been
                               ------------
  taken and completed).

            (l)  Lock-Box Accounts.  Except in the case of any
                 -----------------
  Lock-Box Account pursuant to which Collections subject to a PAC are deposited, the Borrower has filed or has caused FAC or FCI to file a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit Q. From and after the
                                 ---------
  Closing Date, none of FCI, the Seller or the Borrower shall have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and will maintain no lock-box accounts in its own name for the collection of Payments. The Borrower has no other lock-box accounts for the collection of Payments except for the Lock-Box Accounts.

            (m)  No Trade Names.  The Borrower has no trade
                 --------------
  names, fictitious names, assumed names or "doing business as" names.

            (n)  Separate Identity.  The Borrower is operated as
                 -----------------
  an entity separate from each of FAC, FCI and their respective other Affiliates and (i) has its own board of directors,
  (ii) has at least one director who is reasonably acceptable to Triple-A and who is not a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, customer or supplier of any of FAC, FCI or any of their respective Affiliates (other than the Borrower) or a relative of any thereof, nor a trustee in bankruptcy for any thereof, (iii) maintains its assets in a manner which facilitates their identification and segregation from those of its Affiliates, and has a separate telephone number from that of each of FAC, FCI and any of their respective Affiliates,
  (iv) has all office furniture, fixtures and equipment necessary to operate its business and such furniture, fixtures and equipment are either owned by the Borrower or leased pursuant to written leases, (v) conducts all intercompany transactions with each of FAC, FCI and their respective Affiliates (other than the Borrower) on terms which the Borrower reasonably believes to be on an arm's-length basis,
  (vi) has not guaranteed any obligation of any of FCI, FAC or any of their respective Affiliates, nor has it had any of its obligations guaranteed by any such entities and has not held itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business and affairs of any such entity, (vii) has not permitted the commingling or pooling of its funds or other assets with the assets of any of FCI, FAC or any of their respective Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of FNBB under its various credit arrangements with FCI and/or FAC), (viii) has separate deposit and other bank accounts to which none of FCI, FAC or any of their respective Affiliates has any access and does not at any time pool any of its funds with those of FCI, FAC or any of their respective Affiliates, (ix) maintains financial records which are separate from those of FCI, FAC or any of their respective Affiliates, (x) compensates all employees, consultants and agents, or reimburses each of FCI or FAC, as the case may be, from the Borrower's own funds, for services provided to the Borrower by such employees, consultants and agents other than the services covered under the terms of the Administrative Services, Lease and Operating Agreement, (xi) has agreed with each of FCI and FAC pursuant to the terms of the Administrative Services, Lease and Operating Agreement to allocate among themselves shared cor-porate operating services and expenses which are not reflected in the Servicing Fee (including, without limitation, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered, (xii) pays for its own account any incidental administrative costs and expenses not covered under the terms of the Administrative Services, Lease and Operating Agreement, (xiii) conducts all of its business (whether in writing or orally) solely in its own name, (xiv) is not, directly or indirectly, named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any of FCI, FAC, or any of their respective






  Affiliates and has entered into no agreement to be named as such a beneficiary or payee, (xv) acknowledges that Triple-A, the Administrative Agent, the Collateral Agent, the Surety and the Liquidity Banks are entering into the transactions contemplated by this Credit Agreement and the other Facility Documents in reliance on the Borrower's identity as a separate legal entity from each of FCI, FAC and each of their respective Affiliates, and (xvi) practices and adheres to corporate formalities such as complying with its By-laws and corporate resolutions and the holding of regularly scheduled board of directors meetings.

            (o)  Subsidiaries.  The Borrower has no Subsidiaries
                 ------------
  and does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

            (p)  Facility Documents.  The Receivables Purchase
                 -------------------
  Agreement is the only agreement pursuant to which the Borrower purchases Contracts, other Transferred Assets or any other assets of a similar nature. The Borrower has furnished to Triple-A true, correct and complete copies of each Facility Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase pursuant to the Receivables Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, each Pledged Contract and all of the Collateral relating thereto, free and clear of any Liens. All such Pledged Contracts and Collateral are purchased without recourse to the Seller except as described in the Receivables Purchase Agreement. The Purchases by the Borrower under the Receivables Purchase Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of FCI and FAC and no Pledged Contracts or related Collateral shall constitute property of the Seller.

            (q)  Business.  Since its incorporation, the
                 --------
  Borrower has conducted no business other than the execution, delivery and performance of the Facility Documents contemplated hereby, the purchase of Eligible Contracts thereunder, and such other activities as are incidental to the foregoing. The Borrower has incurred no Debt except that expressly incurred hereunder and under the other Facility Documents.

            (r)  Ownership of the Borrower.  One hundred percent
                 -------------------------







  (100%) of the outstanding capital stock of the Borrower is directly owned (both beneficially and of record) by FAC. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Borrower.

            (s)  Taxes.  The Borrower has filed or caused to be
                 -----
  filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

            (t)  Solvency.  The Borrower, both prior to and
                 --------
  after giving effect to the initial Purchase on the Closing Date, and after giving effect to each subsequent Purchase, if any (i) is not "insolvent" (as such term is defined in 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

            (u)  Reporting and Accounting Treatment.  For
                 ----------------------------------
  reporting and accounting purposes, and in its books of account and records, the Borrower will treat the Purchase of each Pledged Contract pursuant to the Receivables Purchase Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each such Pledged Contract, and the Borrower has not in any other manner accounted for or treated the transactions.

            (v)  Closing Balance.  The Eligible Contract Pool
                 ---------------
  Principal Balance as of the Closing Date is not less than $25,190,300.81.

            The representations and warranties of the Borrower set forth in this Section 4.01 shall be deemed to be remade,
                    ------------
  without further act by any Person, on and as of the Closing Date and each Subsequent Contract Grant Date. The representations and warranties set forth in this Section 4.01
                                                   ------------
  shall survive the Grant of the Pledged Contracts by the Borrower to the Collateral Agent.

            SECTION 4.02.  Representations and Warranties
                           -----------------------------
  Regarding Each Pledged Contract in the Contract Pool.  The
  ----------------------------------------------------
  Borrower represents and warrants to each of Triple-A, the Collateral Agent the Administrative Agent and the Surety, as to each Pledged Contract, that:

            (a)  Eligibility.  Such Contract is an Eligible
                 -----------
  Contract.

            (b)  Contract Schedule.  The information set forth
                 -----------------
  in the Contract Schedule is true and correct with respect to such Contract.

            (c)  No Waivers.  The terms of such Contract have
                 ----------
  not been waived, altered, modified, or extended in any respect, without the prior written consent of the Collateral Agent, other than (i) extensions which are Permitted Deferrals,
  (ii) entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and
  (iv) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

            (d)  Binding Obligation.  Such Contract is the
                 ------------------
  legal, valid and binding obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

            (e)  No Defenses.  Such Contract is not subject to
                 -----------
  any right of rescission, setoff, counterclaim or defense, including the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of such Contract, or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.







            (f)  Origination.  Such Contract was originated by
                 -----------
  FCI (or a subsidiary thereof) in the regular course of its business and was purchased by FAC, and then the Borrower, in the regular course of their respective businesses.

            (g)  Lawful Assignment.  Such Contract was not
                 -----------------
  originated in and is not subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under the Receivables Purchase Agreement or the Grant of such Contract under this Credit Agreement unlawful.

            (h)  Compliance with Law.  The requirements of any
                 -------------------
  federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime. None of the Borrower, FAC or FCI has received notice of any material violation of any legal requirements applicable to such VOI Regime. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium under the laws of the State where the related Development is located, except where such noncompliance would not have a material adverse effect on (i) the value or collectibility of any Pledged Contract or related Collateral, (ii) the collectibility of the Triple-A Loans,
  (iii) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Borrower, Triple-A, the Administrative Agent or the Collateral Agent, or (iv) the ability of the Borrower to perform its obligations hereunder and under the other Facility Documents to which it is a party.

            (i)  Contract in Force.  Such Contract is in full
                 -----------------
  force and effect and has not been satisfied in whole or in part, or rescinded.

            (j)  No Subordination.  Such Contract has not been
                 ----------------
  subordinated in whole or in part.

            (k)  Capacity of Parties.  All parties to such
                 -------------------
  Contract had capacity to execute the Contract.







            (l)  Good Title.  The Borrower has good and
                 ----------
  marketable title to such Contract free and clear of any Lien (other than the lien in favor of the Collateral Agent Granted pursuant to this Credit Agreement). The Borrower has not sold, assigned or pledged such Contract to any other Person. As to the related VOI or Lot, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the Lot or the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time the originator acquired the Lot or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (ii) at the time the originator acquired the Lot or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI or Lots, and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Borrower has not sold, assigned or pledged its interest in the related VOI or Lot to any Person other than the Collateral Agent.

            (m)  No Defaults.  As of the relevant Cut-Off Date,
                 -----------
  there is no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except Permitted Deferrals). None of the Borrower, FAC or FCI has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Collateral Agent.

            (n)  Equal Installments.  Such Contract has a fixed
                 ------------------
  or floating rate of interest and provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial (i.e., pre-computed) basis.

            (o)  One Original.  All original executed copies of
                 ------------
  such Contract are in the custody of the Custodian.

            (p)  Minimum Downpayment.  Such Contract had a
                 -------------------
  minimum Equity Percentage of 10% at origination (including in such total any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract).







            (q)  Contract Form/Governing Law.  Such Contract was
                 ---------------------------
  executed in substantially the form of one of the forms of Contract attached hereto as Exhibit G, except for changes
                              ---------
  required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Borrower shall have on the Closing Date delivered to the Agent an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as they shall reasonably request, and such Contract is substantially in the form of one of the forms of Contract attached as an exhibit to such opinion.

            (r)  No Event of Default.  No Event of Default or
                 -------------------
  Unmatured Event of Default will occur as a result of the Grant of such Contract by the Borrower to the Collateral Agent on the applicable date of Grant.

            (s)  Receivables Purchase Agreement.  Such Contract
                 ------------------------------
  was purchased by the Borrower pursuant to the Receivables
  Purchase Agreement.

            (t)  Interest in Real Property.  The VOI or Lot
                 -------------------------
  underlying such Contract is an interest in real property consisting of either (a) a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, or (c) if a Lot, a fee simple interest in real property; and in each case such VOI or Lot has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

            (u)  Environmental Compliance.  Each VOI Regime
                 ------------------------
  related to a Pledged Contract is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental
                                                  -------------
  Laws"), including, without limitation, any PCB, radioactive
  -----
  substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any
                            ------------
  Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of the VOI Regimes is now or has been involved in operations at any VOI Regime which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

            Except as set forth on Schedule 4.02(u), all
                                   ----------------
  property owned, managed or controlled by FCI (or any Affiliate of FCI) and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminant. Except as set forth on Schedule 4.02(u),
                                           ----------------
  neither FCI nor any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on
  Schedule 4.02(u) will have a material adverse effect on the
  ----------------
  value of the Collateral or the interests of the Triple-A, the Surety or the Collateral Agent therein or an adverse effect on Triple-A, the Surety or the Collateral Agent.

            (v)  Tax Liens.  All taxes (including, without
                 ---------
  limitation, mortgage and transfer taxes) applicable to such Contract and the related VOI or Lot have been paid. There are no delinquent tax liens in respect of the VOI or Lot underlying such Contract.

            (w)  Credit Life Insurance.  If such Contract also
                 ---------------------
  financed a policy of Credit Life Insurance: (i) the Collateral Agent has been assigned a valid and perfected Security interest in and to the rights of the beneficiary thereunder;
  (ii) FCI had the power and authority to assign its interest as the beneficiary of such policy, and it has so assigned its interest to the Borrower pursuant to the Receivables Purchase Agreement, (iii) the Borrower has the power and authority to pledge its interest as the beneficiary of such policy, and it has so pledged its interest to the Collateral Agent pursuant to this Agreement; and (iv) the Collateral Agent has the sole power and authority to cancel such policy in the event of nonpayment of such Contract and the sole right to receive any unearned premium in the event of cancellation of such policy.

            (x)  Contract Files.  The related Contract File
                 --------------
  contains at least one original of each of

            (i) the Contract (other than (A) in the case of a Contract which has been removed from the Contract File for the performance of collection services in accordance with Section 5.01(p), or (B) a Contract which has been
            --------------
       identified as a missing original contract under the Custodian's Certificate Acknowledging Receipt of Contracts (a form of which is attached as Exhibit C to the Receivables Purchase Agreement) delivered to the Collateral Agent on the Closing Date), and

            (ii) in the case of a VOI or Lot which has been deeded out to the relevant Obligor (A) a copy of the deed for the related VOI or Lot, and (B) a purchase money
       Mortgage.

            (y)  Lock-Box Accounts.  The Obligor of such
                 -----------------
  Contract either

            (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

                 (A) the Closing Date (or any Subsequent
            Contract Grant Date, as applicable), or

                 (B) the day on which a PAC ceased to apply to
            such Contract, in the case of a Pledged Contract formerly subject to a PAC,







       but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit I hereto, or
               ---------
            (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

            (z)  Ground Leases.  In the case of any Contract
                 -------------
  relating to a VOI or Lot located in either of Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, (i) the groundlease to which the relevant Development is subject has a fixed term which terminates after the maturity of such Contract, and (ii) all rent due and payable for the term of the relevant groundlease has been fully paid through the date of this representation.

            All of the representations and warranties of the Borrower set forth in this Section 4.02 shall be deemed to be
                             ------------
  remade, without further act by any Person, on and as of the applicable Cut-Off Date with respect to the Closing Date and each Subsequent Contract Grant Date, if any, with respect to each Contract Granted by the Borrower on and as of each such date. In addition, each of the representations and warranties of the Borrower set forth in the following subsections of this
  Section 4.02 shall be deemed to be remade, without further act
  ------------
  by any Person, on and as of each Business Day hereunder occurring prior to the Collection Date: subsections (a) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Definitions List at clauses (a), (b), (c), (d), (h), (k), (l), (o), (q), (p), (v)
  and (w) thereof), (c), (d), (e), (h), (i), (j), (l), (u), (v),
  (w), (x), (y) and (z). All of the representations and warranties set forth in this Section 4.02 shall survive the
                               ------------
  Grant of the respective Contracts by the Borrower to the Collateral Agent.









            Notwithstanding anything in the foregoing to the contrary, a representation of the Borrower set forth in this
  Section 4.02 shall be deemed not to have been breached with
  ------------
  respect to a Pledged Contract Granted to the Collateral Agent on the Closing Date to extent that the following statements are true:

                 (i) the existence of the condition giving rise
            to such breach of a representation set forth in this
            Section 4.02 shall have been identified in any of
            ------------
            Exhibits B [Summary by Age of Contract], E [Summary of Geographical Distribution of Obligors], G [Summary by Equity Percentage], K [Summary by Year of Origination], L [Summary of Original Terms], and M [Summary of Months to Maturity] to the E&Y Audit Report; and

                 (ii) the extent to which all Pledged Contracts
            in the Contract Pool, taken as a whole, were subject to such condition was accurately calculated and described in the E&Y Audit Report as of the E&Y Audit Date.

            SECTION 4.03.  Representations and Warranties
                           ------------------------------
  Regarding the Contract Pool.  The Borrower represents and
  ---------------------------
  warrants to each of Triple-A, the Collateral Agent, the Administrative Agent, and the Surety that:

            (i)  E&Y Audit Report. The information set forth in
                 ----------------
  the E&Y Audit Report was true and correct in all material respects as of the E&Y Audit Date; and

            (ii)  Seasoning of Contract Pool.  As of the E&Y
                  --------------------------
  Audit Date, the aggregate Principal Balances of all Contracts in the Contract Pool with respect to which at least 60 months have elapsed from the date on which such Contract was entered into, constituted greater than 95% of the Contract Pool Principal Balance at such time;

            (iii)  Equity Percentage.  As of the E&Y Audit Date,
                   -----------------
  the aggregate Principal Balance of all Contracts in the Contract Pool with respect to which the Equity Percentage of such Contract was greater than or equal to 40%, constituted greater than 95% of the Contract Pool Principal Balance at such time; and








             (iv)  Fixed Week Percentage.  As of the Cut-Off
                   ---------------------
  Date relating to the Closing Date, the aggregate Principal Balance of all Contracts in the Contract Pool with respect to which the underlying ownership interest consisted of a fixed week VOI (as opposed to an undivided interest in a fee simple, whether or not pursuant to the FairShare Plus Program) or Lot constituted greater than 90% of the Contract Pool Principal Balance at such time.

            A breach of a representation and warranty set forth in this Section 4.03 shall be deemed to be a breach of such
          ------------
  representation and warranty with respect to each Pledged Contract. The representations and warranties made in this
  Section 4.03 shall survive the Grant of the respective
  ------------
  Contracts by the Borrower to the Collateral Agent.

            SECTION 4.04.  Representations and Warranties
                           -----------------------------
  Regarding the Contract Files.  The Borrower represents and
  ----------------------------
  warrants to each of Triple-A, the Collateral Agent, the Administrative Agent and the Surety, as to each Pledged Contract, that:

            (a)  Possession.  On or immediately prior to the
                 ----------
  Closing Date and each Subsequent Contract Grant Date (if any), the Custodian will have possession of each original Pledged Contract and the related Contract File, and shall have acknowledged such receipt, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Pledged Contract and the related Contract File (provided, however, that the fact that each of
                  --------  -------
  the Contracts identified in Exhibit B to the Custodian's Certificate Acknowledging Receipt of Contracts (a form of which is attached as Exhibit C to the Receivables Purchase Agreement) is not in the possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

            (b)  Marking Records.  By the Closing Date, or each
                 ---------------
  Subsequent Contract Grant Date (if any), both the Borrower and FAC shall have caused the portions of the computer files relating to the Pledged Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Pledged Contracts constitute part of the Collateral Granted by the Borrower in accordance with the terms of this Credit Agreement. In addition, prior to each such Grant, each such Pledged Contract shall have been clearly and unambiguously stamped or marked as follows:

              "This Contract is part of the Collateral
            under a Credit Agreement dated as of
            March 28, 1995, and a security interest
            herein is held by Capital Markets
            Assurance Corporation as Collateral Agent thereunder."

            The representations and warranties of the Borrower set forth in this Section 4.04 shall be deemed to be remade,
                    ------------
  without further act by any Person, on and as of the Closing Date and each Subsequent Contract Grant Date, if any, with respect to each Contract Granted by the Borrower on and as of each such date. The representations and warranties set forth in this Section 4.04 shall survive the Grant of the respective
          ------------
  Contracts by the Borrower to the Collateral Agent.


                             ARTICLE V

                         GENERAL COVENANTS
                         -----------------
            SECTION 5.01.  Affirmative Covenants of the
                           ----------------------------
  Borrower. From the Closing Date until the later of the
  --------
  Termination Date or the Collection Date, the Borrower shall, unless the Collateral Agent shall otherwise consent in writing:

            (a)  Compliance with Laws, Etc.  Comply in all
                 --------------------------
  material respects, and cause each of the Servicer and any subservicer to comply in all material respects, with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

            (b)  Preservation of Corporate Existence.  Preserve
                 -----------------------------------
  and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not materially adversely affect (i) the value or collectibility of any Pledged Contract or related Collateral, (ii) the collectibility of the Triple-A Loans, (iii) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Borrower, Triple-A, the Administrative Agent or the Collateral Agent, or (iv) the ability of the Borrower to perform its obligations hereunder and under the other Facility Documents to which it is a party.

            (c)  Audits.  At any time and from time to time
                 ------
  during regular business hours, permit the Collateral Agent, or its agents or representatives, access

            (i) to the offices and properties of the Borrower (including, without limitation, any repository used by the Borrower, or the Servicer on the Borrower's behalf, to store the computer tapes or other computer records constituting the Servicer's Daily Report), in order to examine and make copies of and abstracts from all books, correspondence and Records of the Borrower as appropriate to verify the Borrower's compliance with this Credit Agreement, the Receivables Purchase Agreement, any other Facility Documents to which it is a party and any other agreement contemplated hereby or thereby, and the Collateral Agent and/or its agent and their representatives may examine and audit the same, and make photocopies and computer tape or other computer replicas thereof (as appropriate), and Borrower agrees to render to the Collateral Agent and/or its agent and representatives, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

            (ii) to the officers or employees of the Borrower in order to discuss matters relating to the Contracts or the Borrower's performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters.

  The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Collateral Agent's reasonable commercial judgment. Each such audit shall be at the sole expense of the Borrower (subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller). The Collateral Agent and its agents and representatives shall also have the right to discuss the Borrower's affairs with the officers and employees of the Borrower and Borrower's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.








            (d)  Keeping of Records and Books of Account.
                 ---------------------------------------
  Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

            (e)  Performance and Compliance with Receivables
                 -------------------------------------------
  and Contracts.  At its expense, timely and fully perform and
  -------------
  comply, and cause the Seller and/or FCI to comply, in all material respects, with all provisions, covenants and other promises required to be observed by it or the Seller under the Pledged Contracts.

            (f)  [Intentionally left blank].
                 --------------------------
            (g)  Credit Standards and Collection Policies.
                 ----------------------------------------
  Comply in all material respects with the Credit Standards and Collections Policies and Servicer's Customary Practices in regard to each Pledged Contract and the related Collateral.

            (h)  Collections.  (1) Instruct all Obligors to
                 -----------
  either

                      (A) send all Collections directly to a
            Post Office Box or Lock-Box Account, or

                      (B) in the alternative, make Payments by
            way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC, which Payments shall be electronically transferred directly to a Lock-Box Account immediately upon each such debit

       (provided that, for the avoidance of doubt, each Obligor
        --------
       may at any time cease to deposit its Collections directly to a Post Office Box or a Lock-Box Account, or pursuant to a PAC, so long as such Borrower promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of subclauses (A) or (B) of this clause (1)).
       --------------     -          ----------
                 (2) In the case of funds transfers pursuant to a PAC, take, or cause each of the Servicer, a Lock-Box






       Bank and/or the Collection Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box
       Account.

                 (3) If the Borrower shall receive any
       Collections, the Borrower shall hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following
       Borrower's receipt thereof.

                 (4) If either of FCI or FAC receives any Collections, the Borrower shall cause FCI or FAC, as the case may be, to hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

            (i)  Compliance with ERISA.  Comply in all material
                 ---------------------
  respects with the provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

            (j)  Perfected Security Interest.  Take such action
                 ---------------------------
  with respect to each Pledged Contract as is necessary to ensure that the Borrower maintains, either a first priority perfected security interest in, or a legal and valid ownership interest in, any Collateral relating thereto, in each case free and clear of any Liens.

            (k)  [Intentionally left blank].
                 --------------------------
            (l)   Legal Opinion.  On or before March 31 in each
                  -------------
  calendar year commencing with 1996, the Borrower shall furnish to the Collateral Agent an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Credit Agreement and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Credit Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Lien. Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of this Credit Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Credit Agreement until March 31 in the following calendar year.

            (m)  Instruments.  The Borrower shall not remove any
                 -----------
  portion of the Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to this Section 5.01(m) (or from the
                             ---------------
  jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date if no Opinion of Counsel has yet been delivered pursuant to this Section
                                                  -------
  5.01(m)) unless the Collateral Agent shall have first received
  -------
  an Opinion of Counsel to the effect that the lien and security interest created by this Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the
                          --------  -------
  Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section
                                                     -------
  5.01(p).
  ------
            (n)  No Release.  The Borrower shall not take any
                 ----------
  action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement, except as expressly provided in this Credit Agreement or such other instrument or document.




















            (o)  Insurance and Condemnation.
                 --------------------------
                 (i) The Borrower shall, and shall cause FCI
       (1) to use its best efforts, in the case of Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other service of a similar nature, to cause the property owners' association or similar time-share owner body ("POA") for each Development, to (A) maintain one or more policies of general casualty and liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the Nominee). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the various Declarations relating to each VOI Regime.

                 (ii) The Borrower shall remit, and shall cause each of FAC and FCI to remit, to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs or Lots.

                 (iii) The Borrower shall, and shall cause FCI, to maintain each of (A) the Master Group Credit Life Policy originally issued by American United Life Insurance Company of Indiana to FCI, as beneficiary, and
       (B) the Master Group Credit Life Policy originally issued by American Bankers Life Assurance Company of Florida to FCI, as beneficiary, in each case in full force and effect, having a scope and amounts of coverage (on a per Obligor basis) at least equal to the scope and amounts of coverage in effect on and as of the date hereof.








            (p)  Custodian.
                 ---------
                 (i)  On or before the Closing Date, and
       thereafter promptly upon the generation of documents, instruments and agreements evidencing or otherwise relating to the Pledged Contracts or related Collateral received by any of the Borrower, FAC or FCI, the Borrower shall deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreement all such documents, instruments and agreements of the Borrower (which shall include all Pledged Contracts, installment promissory notes and all ancillary and collateral documentation executed in connection therewith). The Custodian shall hold, maintain and keep custody of all such Pledged Contracts for the benefit of the Collateral Agent as set forth in the Custodial Agreement.

                 (ii) The Custodian shall at all times maintain control of the documents, instruments and agreements described in clause (i) above (the "Primary Custodial
                                           -----------------
       Documents") for the benefit of the Collateral Agent on
       ---------
       behalf of Triple-A and the Surety Provider pursuant to the Custodial Agreement. Each of FAC, FCI and the Borrower may access the Pledged Contracts at the Custodian's storage facility at the Servicer's headquarters (as described in the Custodial Agreement) only for the purposes and upon the terms and conditions set forth herein and in the Custodial Agreement. Each of the Borrower and the Servicer may only remove Primary Custodial Documents for collection services from such facility so long as the Primary Custodial Documents for no more than 100 Pledged Contracts remain outstanding from the facility at any one time, all as set forth and pursuant to the "Bailment Agreement" (as defined in, and attached as Exhibit "B" to, the Custodial Agreement).

            (iii) The Borrower shall at all times comply, and shall cause each of FCI and FAC to comply, with the terms of, and their respective obligations under, the Custodial Agreement, and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, any of the Custodial Agreements, without the Collateral Agent's prior written consent.

            (q)  Separate Identity.  Take all actions required
                 -----------------
  to maintain the Borrower's status as a separate legal entity.
  Without limiting the foregoing, the Borrower shall:

            (i) conduct all of its business, and make all communications to third parties (including all invoices






       (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such and not as employees of any other Affiliate of the Borrower (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower's employees);

           (ii) compensate all employees, consultants and agents directly or indirectly through reimbursement of the Seller, from the Borrower's bank accounts, for services provided to the Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Borrower is also an employee, consultant or agent of any Affiliate of the Borrower, allocate the compensation of such employee, consultant or agent between the Borrower and such Affiliate on a basis which reflects the respective services rendered to the Borrower and such Affiliate (provided that any fees and
                                    --------
       expenses payable to the Custodian under the Custodial Agreement shall be the responsibility of the Servicer to be paid out of its Servicing Fee) other than with respect to the services covered under the terms of the Administrative Services, Lease and Operating Agreement;

          (iii) (A) pay its own incidental administrative costs and expenses not covered under the terms of the Administrative Services, Lease and Operating Agreement, from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Borrower and any Affiliate, pursuant to the terms of the Administrative Services, Lease and Operating Agreement, on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered, and (C) allocate taxes on the basis set forth in the Tax Sharing Agreement;

           (iv) at all times have at least one "Independent Director", as defined in and as required under the Borrower's Certificate of Incorporation (who shall at no time be a shareholder, officer, employee, or Affiliate of the Borrower or any shareholder or Affiliate of the Borrower) and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of directors;






            (v) maintain its books and records separate from those of any Affiliate;

           (vi) prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statements of each of FAC and FCI have notes to the effect that the Borrower is a separate corporate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of FAC or FCI, as the case may be;

          (vii) not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

         (viii) not permit any of its Affiliates to pay the Borrower's operating expenses (except pursuant to allocation arrangements that comply with the requirements of subsection (ii) or (iii) of this Section 5.01(q) or
          ---------- ----    -----         ---------------
       pursuant to the terms of the Receivables Purchase
       Agreement);

           (ix) not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate, (either directly or by seeking credit based on the assets of such Affiliate) or otherwise hold itself out as responsible for the debts of any Affiliate;

            (x)  maintain at all times stationery and a
       telephone number separate from that of any Affiliate and which telephone number will be answered in its own name, and have all its officers and employees conduct all of its business solely in its own name;

           (xi) hold regular meetings of its board of directors in accordance with the provisions of its Certificate of Incorporation and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its Certificate of Incorporation and by-laws are duly and validly taken;








          (xii) maintain a separate office from the offices of any of its Affiliates and identify such office by a sign in its own name;

         (xiii) advance funds or other assets to, or commit to advance funds or other assets to (other than by way of payments in respect of the Purchase on the Closing Date under the Receivables Purchase Agreement), or accept funds from (other than by way of contributions to capital) FAC or any of its Affiliates for any purpose or transaction (other than in compliance with the provisions of Section 5.02(k) with respect to transactions with
          ---------------
       Affiliates), or permit FAC or any of its Affiliates to be involved in the management of the Borrower;

          (xiv) respond to any inquiries with respect to ownership of a Pledged Contract by stating that it is the owner of such Pledged Contract, and that such Pledged Contract is Granted to the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A and the Surety;

         (xv) on or before March 31 of each year, beginning in 1996, the Borrower shall deliver to the Collateral Agent an Officer's Certificate stating that Borrower has, during the preceding year, observed all of the requisite corporate formalities and conducted its business and operations in such a manner as required for the Borrower to maintain its separate corporate existence from any other entity; and

          (xvi) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion described in Section F.1.b. of the List of Closing Documents attached at Exhibit O remain true and correct at all times.
       ---------
            (r)  Computer Files.  Mark or cause to be marked
                 --------------
  each Pledged Contract in its computer files as described in
  Section 4.04(b) hereof.
  ---------------
            (s)  Taxes.  File or cause to be filed, and cause
                 -----
  each of its Affiliates with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a material adverse effect on the value or collectibility of the Pledged Contracts or the ability of the Borrower to perform its obligations hereunder or under any other Facility Document to which it is a party or which could otherwise be reasonably expected to expose the Borrower to a material liability. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a material adverse effect on the value or collectibility of the Pledged Contracts or the ability of the Borrower to perform its obligations hereunder or under any other Facility Document to which it is a party or which could otherwise be reasonably expected to expose the Borrower to a material liability.

            (t)  Facility Documents.  Comply in all material
                 ------------------
  respects with the terms of, employ the procedures outlined in and enforce the obligations of the Seller under the Receivables Purchase Agreement, and all of the other Facility Documents to which it is a party, and take all such action to such end as may be from time to time reasonably requested by the Collateral Agent, maintain all such Facility Documents in full force and effect and make to the Seller or FCI such reasonable demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Collateral Agent.

            (u)  Contract Schedule.  Promptly amend the Contract
                 -----------------
  Schedule to reflect terms or discrepancies that become known after the Closing Date.

            (v)  Segregation of Collections.  Prevent the
                 --------------------------
  deposit into any of the Lock-Box Accounts, the Collection Account or the Spread Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Spread Account, for the initial deposit therein) (provided that this covenant shall not have been
            --------
  breached to the extent that items of payment, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC, or any of their respective Affiliates, or deposited into a lockbox account maintained for the benefit of FNBB under its credit arrangements with FCI and FAC) and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.









            SECTION 5.02.  Negative Covenants of the Borrower.
                           ----------------------------------
  From the Closing Date until the later of the Termination Date or the Collection Date, the Borrower shall not, without the prior written consent of the Collateral Agent:

            (a)  Sales, Liens, Etc. Against Receivables and
                 ------------------------------------------
  Related Security.  Except for the releases contemplated under
  ----------------
  Section 7.11, sell, assign (by operation of law or otherwise)
  ------------
  or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Pledged Contract or any other Collateral, or any interests in either thereof, or upon or with respect to any Post Office Box, the Collection Account, the Spread Account or any Lock-Box Account, or assign any right to receive income in respect thereof. The Borrower shall immediately notify the Collateral Agent of the existence of any Lien on any Pledged Contract or any other Collateral, and the Borrower shall defend the right, title and interest of each of the Borrower and the Collateral Agent in, to and under the Pledged Contracts and all other Collateral, against all claims of third parties.

            (b)  Extension or Amendment of Contract Terms.
                 ----------------------------------------
  Extend, amend, waive or otherwise modify the terms of any Pledged Contract, or permit the rescission or cancellation of any Pledged Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise; provided, however, that the following modifications
             --------  -------
  may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and
  (iv) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

            (c)  Change in Business or Credit and Collection
                 -------------------------------------------
  Policy.  Make any change in the character of its business or
  ------
  in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation would, in either case, materially impair the value or collectibility of any Pledged Contract.

            (d)  Change in Payment Instructions to Obligors.
                 ------------------------------------------
  Add or terminate any bank as a Lock-Box Bank from those listed in Exhibit Q or make any change in its instructions to
     ---------
  Obligors regarding payments to be made to any Lock-Box Bank, unless the Collateral Agent shall have received (i) 30 days' prior notice of such addition, termination or change and
  (ii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower, and the Collateral Agent (and, at the option of the Collateral Agent, the Servicer) and (y) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

            (e)  Stock, Merger, Consolidation, Etc.  Sell any
                 ----------------------------------
  shares of any class of its capital stock to any Person (other than FAC) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except for the conveyances of a security interest in favor of the Collateral Agent as expressly permitted under the terms of this Credit Agreement.

            (f)  Change in Corporate Name, etc.  Make any change
                 -----------------------------
  to its corporate name, or use any trade names, fictitious names, assumed names or "doing business as" names.

            (g)  ERISA Matters.  (i) Engage or permit any ERISA
                 -------------
  Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Borrower or any ERISA Affiliate under ERISA or the IRC; provided, however, the Borrower's ERISA Affiliates may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses (i) through (iv) above so long as such events occurring within any fiscal year of the Borrower, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA
                                                        -----
  Liabilities") in an amount which does not exceed $500,000.
  -----------
            (h)  Terminate or Reject Contracts.  Without
                 -----------------------------
  limiting anything in Section 5.02(b), terminate or reject any
                       ---------------
  Pledged Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Lien of this Credit Agreement pursuant to Section 7.11 in
                                    ------------
  consideration of the retention in the Collection Account of an appropriate Release Price therefor.

            (i)  Debt.  Create, incur, assume or suffer to exist
                 ----
  any Debt except for Debt to Triple-A, the Administrative Agent or the Collateral Agent expressly contemplated hereunder, (ii) Debt to the Surety under the Insurance Agreement, and (iii) Debt incurred in accordance with the terms of the Receivables Purchase Agreement in connection with the funding of a Purchase thereunder, which is evidenced by the Subordinated Note (as defined therein, and subject to the subordination provisions thereof).

            (j)  Guarantees.  Guarantee, endorse or otherwise be
                 ----------
  or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of Triple-A, the Collateral Agent, or any Liquidity Bank as provided for under this Credit Agreement.

            (k)  Limitation on Transactions with Affiliates.
                 -------------------------------------------
  Enter into, or be a party to any transaction with any Affiliate, except for:

            (i) the transactions contemplated hereby and by the Receivables Purchase Agreement;








           (ii)  transactions related to the allocation of
       shared overhead expenses or taxes as described in
       clause (iii) of Section 5.01(q); and
                       ---------------
          (iii)  to the extent not otherwise prohibited
       under this Credit Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

            (l)  Facility Documents.  Except as otherwise
                 ------------------
  permitted under Section 13.01, without the prior consent of
                  -------------
  the Collateral Agent (a) terminate, amend or otherwise modify any Facility Document to which it is a party, or grant any waiver or consent thereunder, (b) exercise any discretionary rights granted to the Borrower under the Receivables Purchase Agreement pursuant to provisions thereof providing for certain actions to be taken "with the consent of the Company", "acceptable to the Company" as "specified by the Company", "in the reasonable judgment of the Company" or similar provisions (it being understood that inaction by the Borrower shall not be considered to be an exercise of such discretionary rights), or (c) terminate, amend or otherwise modify the FairShare Vacation Plan Use Management Trust Agreement dated as of June 26, 1991 (as amended from time to time, the "Trust Agreement"); provided, however, (A) the Title Clearing
               --------  -------
  Agreements may be amended for the purposes of (1) making additional properties subject thereto, (2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (3) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Credit Agreement, and (B) the Trust Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), the Borrower furnishes to the Collateral Agent an Opinion of Counsel in form and substance acceptable to the Collateral Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of Triple-A, the Collateral Agent, the Administrative Agent or the Surety.

            (m)  Charter and By-Laws.  Amend or otherwise modify
                 -------------------
  its Certificate of Incorporation or By-laws in any manner which requires the consent of the "Independent Director" (as defined in the Borrower's Certificate of Incorporation).






            (n)  Lines of Business.  Conduct any business other
                 -----------------
  than that described in Section 4.01(q), or enter into any
                         ---------------
  transaction with any Person which is not contemplated by or incidental to the performance of its obligations under the Facility Documents to which it is a party.

            (o)  Accounting Treatment.  Prepare any financial
                 --------------------
  statements or other statements (including any tax filings which are not consolidated with those of the FCI or FAC) which shall account for the transactions contemplated by the Receivables Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Pledged Contracts by the Seller to the Borrower.

            (p)  Limitation on Investments.  Make or suffer to
                 -------------------------
  exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for (i) Permitted Investments, (ii) the purchase of Contracts pursuant to the terms of the Receivables Purchase Agreement and (iii) the acceptance of investments in exchange for Defaulted Contracts, or pursuant to the terms of the Remarketing Agreement, in an effort to maximize the recoveries thereon (with the prior written consent of the Collateral Agent).

            (q)  Insolvency Proceedings.  Institute Insolvency
                 ----------------------
  Proceedings with respect to the Borrower or consent to the institution of Insolvency Proceedings against it, or take any corporate action in furtherance of any such action, or seek dissolution or liquidation in whole or in part.

            (r)  Prohibited Payments.
                 -------------------
            (i) Prior to the occurrence of any Borrowing Base Shortfall, O/C Shortfall, Spread Account Shortfall or Termination Date, pay or declare any dividend or other distribution with respect to its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, either directly or indirectly (any such distribution or payment being a "Dividend") if, after giving effect to such declaration, payment or distribution of a Dividend the Borrower (A) would be "insolvent" (as such term is defined in 101(32)(A) of the Bankruptcy Code), (B) would be unable to pay its debts as they become due, or (C) would have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage (provided that nothing in this clause (i) shall prohibit the Borrower from effecting any Dividends consisting of property constituting VOIs or Lots for which the requirement of the retention of the related Release Price has been satisfied.

            (ii)  On or after the occurrence of any Borrowing
  Base Shortfall, O/C Shortfall, Spread Account Shortfall or
  Termination Date, pay, distribute or declare any Dividend; or

            (iii) make, or agree to make or schedule to be made, any payments of principal or accrued interest in respect of any subordinated Debt of Borrower (including, without limitation, the Subordinated Note), except for payments of principal and interest owing under the Subordinated Note as permitted on any Settlement Date in accordance with the provisions of Section 7.06(b)(ix).
                -------------------

                             ARTICLE VI

                       REPORTING REQUIREMENTS
                       ----------------------
            SECTION 6.01.  Reporting Requirements of the
                           -----------------------------
  Servicer.  From the Closing Date until the later of the
  --------
  Termination Date or the Collection Date, the Servicer shall, unless the Collateral Agent shall otherwise consent in writing, furnish to the Collateral Agent, or a designated agent or repository therefor as identified hereinbelow or as otherwise notified by the Collateral Agent to the Servicer:

            (a)  Daily Reports.  By not later than 3:00 p.m.,
                 -------------
  Little Rock, Arkansas time on each Business Day,

            (x) a report on computer tape (or other computer record format reasonably acceptable to the Collateral Agent) containing the master file for each Pledged Contract, updated through the close of business on the prior Business Day and appropriately filled-out (which master file shall contain, among other things, (i) the Contract Pool Principal Balance of each Pledged Contract as of the close of business on the preceding Business Day, (ii) the interest rate payable under each Pledged Contract, and (iii) an identifying notation for each Pledged Contract to which a PAC is applicable), which tape shall be delivered to a repository which may be designated by the Collateral Agent from time to time (which repository initially shall be Central Records Services, Inc. in North Little Rock, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent to the effect that such repository maintains an account in the name of the Collateral Agent); and

            (y)  a report, by telecopy, containing such
  information with respect to daily Collections and other performance criteria concerning the Contract Pool, and in such format, as the Collateral Agent may reasonably request from time to time (each such report described in clause (x) or this clause (y) being referred to herein as a "Servicer's Daily Report").

  Transmission or other delivery of each such report to the Collateral Agent, or a repository therefor, as the case may be, shall be deemed to be a representation and warranty by the Servicer to the Collateral Agent that the information contained therein is true and correct in all material respects.

            (b)  Settlement Reports.  By not later than 3:00
                 ------------------
  p.m., Little Rock, Arkansas time, on the second Business Day preceding each Settlement Date, a Settlement Report, appropriately filled-out, containing current information with respect to the then most recently concluded Calculation Period, in each case dated as of the next preceding Determination Date. Transmission of such report to the Collateral Agent shall be deemed to be a representation and warranty by the Servicer to the Collateral Agent that the information contained therein is true and correct in all material respects.

            (c)  Certificate of Servicing Officer.
                 --------------------------------
  Simultaneously with the delivery of the Settlement Report, a certificate of a Servicing Officer substantially in the form of Exhibit S, certifying the accuracy of such report and that
     ---------
  no Event of Default or Unmatured Event of Default has occurred, or if such event has occurred and is continuing, specifying the event and its status. Such certificate shall also identify which, if any, Pledged Contracts have become Defective Contracts or Defaulted Contracts, and which of the Defaulted Contracts are to be released on such Settlement Date pursuant to Section 7.11, together with the release of
              ------------
  Defective Contracts on such date.

            (d)  Other Data.  At the request of the Collateral
                 ----------
  Agent, such underlying data in respect of the Pledged
  Contracts, in addition to the data described in Sections
                                                  --------
  6.01(a) (b) and (c) above, as can be generated by the
  -------- ---     ---






  Servicer's existing data processing system without undue modification or expense.

            (e)  Annual Servicer's Certificate.  On or before
                 -----------------------------
  March 31 of each calendar year, beginning in 1996, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period since the Closing Date) and of its performance under this Credit Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has fully performed all of its obligations under this Credit Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            (f)  Annual Report of Accountants.  On or before
                 ----------------------------
  March 31 of each calendar year, beginning in 1996, a statement prepared and delivered by a firm of nationally recognized independent "Big 5" public accountants (who may also render other services to the Servicer, the Borrower or FCI), to the effect that such firm, in connection with its annual examination of the Servicer, has (A) made a study and evaluation of the Servicer's internal accounting controls and computer systems relative to the servicing of the Pledged Contracts and that, on the basis of such examination, such firm is of the opinion that (assuming the accuracy of reports by the Servicer and third party agents) the system of internal accounting controls in effect on the date of such statement relating to servicing procedures in connection with the Pledged Contracts performed by the Servicer, taken as a whole, was sufficient for the prevention and detection of material errors and material irregularities; and (B) compared the mathematical calculations of each amount set forth in the Servicer's Settlement Reports for each Calculation Period in the preceding twelve-month period with the computer records of the Servicer, and that such firm is of the opinion that such amounts are in agreement; except in either case for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

            (g)  Servicer Default.  Within one Business Day
                 ----------------
  after a Servicing Officer becomes aware of the occurrence of a Servicer Default, and each Unmatured Servicer Default, notification of such occurrence, as soon as possible and in any event (A) within three Business Days after a Servicing Officer becomes aware of the occurrence of a Servicer Default or Unmatured Servicer Default, the statement of the chief financial officer or chief accounting officer or other






  Servicing Officer setting forth details of such Servicer Default or Unmatured Servicer Default, and the action which the Servicer has taken and proposes to take with respect thereto, and (B) within three Business Days after a Servicing Officer becomes aware of the occurrence thereof, notice of any other event, development or information which is reasonably likely to materially and adversely affect the ability of the Servicer to perform its obligations under this Credit Agreement.

            In the event that FAC is no longer acting as Servicer, any Successor Servicer appointed and acting pursuant to Section 10.02 shall deliver or make available to the Borrower and FAC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to the provisions of this Section 6.01(g).

            SECTION 6.02.  Additional Reporting Requirements;
                           ---------------------------------
  FAC and FCI; SEC Filings.  From the Closing Date until the
  ------------------------
  later of the Termination Date or the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower (and thereafter, the Borrower shall), unless the Collateral Agent shall otherwise consent in writing, furnish to the Collateral Agent:

            (a) as soon as available, and in any event not later than the later of 50 days following the end of each quarterly accounting period or 10 days following the filing of a Form 10-Q, if any, with the Securities and Exchange Commission, but in no event later than 65 days following the end of such quarterly accounting period, consolidated statements of income and cash flows for each of FCI and FAC (and their respective subsidiaries) for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of each of FCI and FAC (and each of their respective subsidiaries) as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the authorized financial officer of each of FCI and FAC, as applicable, subject to changes resulting from normal year-end adjustments;

            (b) as soon as practicable, and in any event not later than the later of 95 days following the end of each annual accounting period or within 10 days following the filing of a Form 10-K, if any, with the Securities and Exchange Commission, but in no event later than 125 days following the end of such annual accounting period, audited consolidated statements of income and cash flows for each of FCI and FAC (and each of their respective subsidiaries) for such year, and a consolidated balance sheet of each of FCI and FAC (and each of their respective subsidiaries) as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements, all in
  reasonable detail and certified by a firm    of "Big 5"
  independent accountants; and

            (c) to the extent not covered in subsections (a) and (b) above, as soon as practicable and in any event within ten (10) days after such filing, any financial reports filed by the either or both of FCI and FAC with the Securities and Exchange Commission.

            SECTION 6.03.  Miscellaneous Borrower and Servicer
                           -----------------------------------
  Reporting Requirements.  From the Closing Date until the later
  ----------------------
  of the Termination Date or the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower (and thereafter, the Borrower shall), unless the Collateral Agent shall otherwise consent in writing, furnish to the Collateral Agent:

            (a) as soon as available, and in any event not later than 45 days following the end of each quarterly accounting period, unaudited consolidated statements of income and cash flows for the Borrower for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Borrower as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year (if any), all in reasonable detail and certified by the chief financial officer of the Borrower, subject to changes resulting from normal year-end adjustments;

            (b) as soon as practicable, and in any event not later than 90 days following the end of each annual accounting period, unaudited consolidated statements of income and cash flows for the Borrower for such year, and an unaudited consolidated balance sheet of the Borrower and its subsidiaries as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements (if any), all in reasonable detail, provided however, that upon 90 days prior written request from the Collateral Agent to Borrower, such financial statements shall be audited and certified by a firm of "Big 5" independent accountants;

            (c) to the extent not already delivered to the Collateral Agent pursuant to the terms of this Agreement, promptly upon receipt thereof, copies of (i) all financial statements delivered to the Borrower by the Seller pursuant to the Receivables Purchase Agreement, and (ii) all other reports and other written information not specified above which are required to be delivered by the Seller (individually, or as






  Servicer) to the Borrower pursuant to the terms of the Receivables Purchase Agreement;

            (d) as soon as possible and in any event within five Business Days after the occurrence of each Event of Default or Unmatured Event of Default, the statement of the chief financial officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action which the Borrower proposes to take with respect thereto;

            (e) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower or any Affiliate files under ERISA with the IRS or the PBGC or the DOL or which the Borrower receives from the PBGC;

            (f)  promptly, from time to time, such other
  information, documents, records or reports respecting the Pledged Contracts, any other Collateral or the conditions or operations, financial or otherwise, of the Borrower or the Servicer as the Collateral Agent may from time to time reasonably request.


                            ARTICLE VII

                         SECURITY INTEREST
                         -----------------
            SECTION 7.01.  Grant of Security Interests.  To
                           ---------------------------
  secure the prompt and complete payment when due of the Obliga-tions and the timely performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Credit Agreement, the Borrower hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent, on behalf of the Collateral Agent, the Administrative Agent, Triple-A and the Surety, a security interest in all of the Borrower's right, title and interest in and to all property and all interests in property of the Borrower of any kind or nature, whether tangible or intangible, whether real or personal, and whether now owned or existing or hereafter arising or acquired and wheresoever located, including, without limitation, the following property and interests in property (collectively, the "Collateral"):
                               ----------
            (a) all Pledged Contracts, together with all other Transferred Assets;

            (b) all right, title and interest of the Borrower in, to and under the Receivables Purchase
       Agreement, including, without limitation, all monies







       due and to become due to the Borrower from the Seller or FCI under or in connection therewith;

            (c) all right, title and interest of the Borrower in, to and under all software used to account for the Transferred Assets, and all relevant licenses and sublicenses relating thereto (including, without limitation, all such rights arising under software and related licenses transferred to FAC by FCI pursuant to the Operating Agreement);

            (d) all right, title and interest of the Borrower in, to and under the Interest Rate Hedge, any replacement agreement therefor, and any other contract, instrument or agreement in which the Borrower has any interest or rights, pursuant to which the Borrower (or its assignor or predecessor in interest) has hedged against movements in interest rates, including, without limitation, all monies due and to become due to the Borrower (or its assignor or predecessor in interest) thereunder or in connection therewith;

            (e) the Collection Account, the Spread Account and all other bank and similar accounts established for the benefit of any of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A or the Surety, all funds held therein or in such other accounts, all investments from time to time made with proceeds in any such accounts, and all income arising from such funds held in any such accounts or from such investments;

            (f)  all Post Office Boxes, lock boxes, Lock-
       Box Accounts, and all other bank and similar accounts relating to Collections in respect of the Pledged Contracts, and all funds held therein or in such other accounts;

             (g) all certificates and instruments if any, from time to time representing or evidencing any of the foregoing property described in clauses (a) through (f) above;

             (h)  all proceeds of the foregoing property
       described in clauses (a) through (g) above, including, without limitation, interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Collateral and including all payments under Insurance Policies (whether or not any of Triple-A, the Surety or the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral; and

            (i)  all other monies or property of the
       Borrower coming into the actual possession, custody or control of the Collateral Agent, the Administrative Agent, the Surety or Triple-A
       (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise).

            SECTION 7.02.  Continuing Liability of the Borrower.
                           ------------------------------------
  The security interests described above are granted as security only and shall not subject any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety, or their respective assigns to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to, any of the Collateral or any transaction in connection therewith. None of the Collateral Agent, the Administrative Agent, Triple-A or the Surety, or their respective assigns, shall be required or obligated in any manner to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any such obligation, or to make any payment or present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which any such Person may be entitled at any time.

            SECTION 7.03.  Filings; Further Assurances.  (a) On
                           ---------------------------
  or prior to the Closing Date, the Borrower shall have caused, at its sole expense, (1) the UCC-1 financing statements and other items referred to in the Closing List set forth in Exhibit O hereto as items which are required to be filed or
  ---------
  recorded on or prior to the Closing Date, to be so filed or recorded in the appropriate offices, and (2) within five Business Days after the Closing Date, shall cause each of the UCC-1 financing statements, UCC-2 and UCC-3 termination statements, and other items referred to in the Closing List set forth in Exhibit O hereto as items which are required to
               ---------
  be filed or recorded within five Business Days after the Closing Date, to be so filed or recorded in the appropriate offices, and in each such case shall thereafter promptly cause evidence of such filings to be delivered to the Collateral Agent. The Borrower shall, at its sole expense, from time to time prepare, execute and deliver, or cause to be prepared, executed and delivered, all such financing statements, continuation statements, instruments of further assurance and other instruments, in such forms, and shall take such other actions, as shall be required by the Collateral Agent or as the Collateral Agent otherwise deems necessary or advisable to perfect the security interest of the Collateral Agent in the Collateral. The Servicer agrees, at its sole expense, to cooperate with and assist the Borrower in taking any such action (whether at the request of the Borrower or the Collateral Agent). Without limiting the foregoing, the Borrower shall from time to time, at its sole expense, execute, file, deliver and record all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, or other statements, specific assignments or other instruments or documents and take any other action that either of the Servicer or the Collateral Agent deems necessary or advisable to: (i) Grant more effectively all or any portion of the Collateral; (ii) maintain or preserve the Lien (and the priority thereof) of this Credit Agreement or carry out more effectively the purposes hereof; (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made pursuant to this Credit Agreement; (iv) enforce any of the Pledged Contracts or any of the other Collateral; (v) preserve and defend title to any Pledged Contracts on all or any other part of the Collateral, and the rights of the Collateral Agent in such Pledged Contracts or other Collateral, against the claims of all Persons and parties; or (vi) pay any and all taxes levied or assessed upon all or any part of the Collateral. The Borrower hereby designates the Servicer its agent and attorney-in-fact to execute, upon the Borrower's failure to do so, any financing statement, continuation statement or other instrument required pursuant to this
  Section 7.03 or required, as indicated in any opinion of
  ------------
  Counsel delivered pursuant to Section F.1.a. or Section F.4. of the Closing List set forth at Exhibit O hereto, to maintain
                                   ---------
  the Lien and security interest of this Credit Agreement with respect to the Collateral.

            (b) The Borrower shall, on or prior to the date of Purchase of any Contracts, deliver the original copy of the Contract, together with related Contract File, to the Custodian, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. In the event that the Borrower receives any other instrument or any writing which, in either event, evidences a Pledged Contract or other Collateral, the Borrower shall deliver such instrument or writing to the Custodian on behalf of the Collateral Agent, the Administrative Agent, Triple-A and the Surety within one Business Day after the Borrower's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.








            (c) The Borrower hereby authorizes the Collateral Agent, and gives the Collateral Agent its irrevocable power of attorney (which authorization is coupled with an interest and is irrevocable), in the name of the Borrower or otherwise, to execute, deliver, file and record any financing statement, continuation statement, specific assignment or other writing or paper and to take any other action that Triple-A in its sole discretion may deem necessary or appropriate to further perfect the security interests created hereby. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Credit Agreement or of a financing statement is sufficient as a financing statement where permitted by applicable law.

            SECTION 7.04.  Place of Business; Change of Name.
                           ---------------------------------
  As of the date hereof, the chief executive office of the Borrower and principal place of business and the location where the Borrower maintains all Records relating to the Receivables and the other Collateral is listed at Section
                                                    -------
  4.01(k).  The Borrower will not (x) change its principal place
  -------
  of business or chief executive office from the location listed in such Section 4.01(k), (y) change its name, identity or
          ---------------
  corporate structure or (z) change the location of its Records relating to the Collateral from the location listed in such
  Section 4.01(k), unless in any such event the Borrower shall
  ---------------
  have given the Collateral Agent at least thirty (30) days' prior written notice thereof and shall have taken all action necessary or reasonably requested by the Collateral Agent to amend its existing financing statements and continuation statements so that they are not misleading and to file additional financing statements in all applicable jurisdictions to perfect the security interests of the Collateral Agent on behalf of itself, the Administrative Agent, Triple-A and the Surety in all of the Collateral.

            SECTION 7.05.  Lock-Box Accounts; Collection
                           -----------------------------
  Account.  The Borrower has established and shall maintain a
  -------
  system of operations, accounts and instructions with respect to the Obligors and Lock-Box Accounts at the Lock-Box Banks as described in Sections 4.01(l), 5.01(h), 5.01(v) and 5.02(d),
               ----------------  -------  -------     -------
  and shall establish and maintain the Collection Account as
  provided in Section 7.06.   Pursuant to the Lock-Box Agreement
              ------------
  to which it is party, each Lock-Box Bank shall be irrevocably instructed to initiate an electronic transfer of all funds on deposit in the relevant Lock-Box Account to the Collection






  Account on the Business Day on which such funds become available. None of FCI, FAC or the Borrower, nor any Person claiming by, through or under FCI, FAC or the Borrower, shall have any control over the use of, or any right to withdraw any item or amount from, any Lock-Box Account or the Collection Account except as expressly provided in the Lock-Box Agreements or the Collection Account Agreement, respectively. The Collateral Agent on behalf of Triple-A and the Surety is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any item deposited in a Post Office Box, or presented for deposit in any Lock-Box Account or the Collection Account, requiring the endorsement of the Borrower, which authorization is coupled with an interest and is irrevocable.

            SECTION 7.06.  Collection Account.  (a)  On or prior
                           ------------------
  to the Closing Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Agent on behalf of the Collateral Agent, the Administrative Agent, Triple-A and the Surety, and their respective assigns, a cash collateral account (the "Collection Account"). The Collection
                           ------------------
  Account shall be a special purpose segregated account, designated as the "Capital Markets Assurance Corporation Collateral Agent Collection Account", maintained with either
  (i) a Depository Institution which is an Eligible Depository Institution, or (ii) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Collateral Agent, acting on behalf of Triple-A and the Surety. In the event that the Collection Account Bank ceases to be an Eligible Depository Institution, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) above, the Collateral Agent shall be entitled to terminate the Collection Account and the related Collection Account Agreement, and transfer all funds and investments held therein to a new Collection Account at an Eligible Depository Institution.

            All funds held in the Collection Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided,
                                                --------
  however, that from and after the Termination Date or otherwise
  -------
  upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the sole right to restrict the maturities of any investments held in the Collection Account and to direct the withdrawal or liquidation of any such investments, to be used solely for the purposes and in the order of priority set forth at Section 7.06(d).
                                            ---------------






            The Collateral Agent shall have the sole and
  exclusive right to withdraw or order a transfer of funds from the Collection Account, in all events in accordance with the terms and provisions of this Section 7.06 and the information
                               ------------
  most recently delivered to the Collateral Agent pursuant to
  Section 6.01;  provided, however, that the Collateral Agent
  ------------   --------  -------
  shall, pursuant to the terms of the Collection Account Agreement, and absent further instructions to the Collection Account Bank to the contrary from the Collateral Agent (which instructions the Collateral Agent may give at any time), permit the Servicer to make withdrawals or order transfers of funds from the Collection Account, in all events in accordance with the provisions of this Section 7.06 and the information
                              ------------
  most recently delivered pursuant to Section 6.01.  In
                                      ------------
  addition, notwithstanding anything in the foregoing to the contrary, the Servicer shall be entitled on a daily basis (absent further instructions to the Collection Account Bank to the contrary from the Collateral Agent (which instructions the Collateral Agent may give at any time)) to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, to the extent such funds either (i) have been mistakenly deposited into the Collection Account, (ii) represent Assessments or dues payable by an Obligor to property owners' associations or other entities, or
  (iii) relate to items subsequently returned for insufficient funds or as a result of stop payments. In the case of any withdrawal or transfer pursuant to the foregoing sentence, the Servicer shall provide the Collateral Agent with notice of such withdrawal or transfer, together with reasonable supporting details, on the next Settlement Report to be delivered by the Servicer following the date of such withdrawal or transfer (or in such earlier written notice as may be requested by the Collateral Agent from the Servicer from time to time). Notwithstanding anything herein to the contrary, the Collateral Agent shall be entitled on a daily basis to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, in the amount of all reasonable and appropriate out-of-pocket costs and expenses incurred by the Collateral Agent in connection with any misdirected funds described in clause
  (i) of the second foregoing sentence, which costs and expenses shall constitute Obligations hereunder.

            (b) All funds in the Collection Account shall be held in trust for the benefit of the Collateral Agent, the Administrative Agent, Triple-A and the Surety and, except as otherwise provided in Section 7.06(d) below with respect to
                        ---------------








  each Business Day from and after the Termination Date, shall be used solely for the following purposes and in the following order of priority:

            (i) If such day is a Settlement Date, provided that no Servicer Default shall have occurred and be continuing, to repay to the Servicer the amount of any unpaid Servicer Advances with respect to formerly Delinquent Contracts to the extent identified by the Servicer in the relevant Settlement Report as having been recovered from the relevant Obligor during the most recently concluded Calculation Period and paid into the Collection Account;

            (ii) To pay any Carrying Costs which are then due and payable;

            (iii) To be retained in the Collection Account to the extent of any accrued and unpaid Carrying Costs which are not then due and payable;

            (iv) If such day is a Settlement Date (or in the discretion of Borrower, on the Business Day immediately preceding such Settlement Date), to make any mandatory prepayments of the Triple-A Loans as provided in Section
                                                        -------
       2.07(b) in respect of any then existing Borrowing Base
       -------
       Shortfall;

            (v) If such day is a Settlement Date, to remit to the Surety to the extent of any Reimbursement Obligations then outstanding and unpaid;

            (vi) If such day is a Settlement Date, to remit to the Spread Account to the extent of any Spread Account
       Shortfall then in effect;

            (vii) If such day is a Settlement Date, to pay any other Obligations which may be due and owing at such time; and

            (viii)  To make any voluntary prepayments of the
       Triple-A Loans as provided in Section 2.07(a), upon the
                                     ---------------
       direction of the Borrower;

            (ix)  If such day is a Settlement Date, upon
       instructions of the Servicer, to be remitted to the Borrower for any purposes not otherwise prohibited by this Credit Agreement, including, without limitation, (1) the payment of outstanding amounts of accrued interest and principal then due and payable under the Subordinated Note (or the prepayment of outstanding amounts of principal then outstanding under the Subordinated Note), and (2) the payment of any and all tax obligations (and imputed tax obligations) then due and payable by the

       Borrower, provided, however, that (A) any amounts of
                 --------  -------
       Release Price required to be retained in the Collection Account on such Settlement Date in respect of Defective Contracts or Defaulted Contracts pursuant to Sections
                                                    --------
       7.11(a), (b) or (c), and
       -------  ---    ---
       (B) any amounts required to be retained in the Collection Account pursuant to clause (iii) above, shall in each case be so retained and shall not be subject to such withdrawal, transfer or remittance instructions of the Servicer; and

            (x)  To be retained in the Collection Account.

  Each of the Borrower and the Servicer, in making any request for funds to be withdrawn from the Collection Account (or, in the case of the Servicer, in directing the withdrawal of funds from the Collection Account pursuant to Section 7.06(a)),
                                          ---------------
  shall certify to each of the Collateral Agent and the Collection Account Bank that the funds will be used for one of the purposes described above in this Section 7.06(b).
                                       ---------------
            If, on any Business Day prior to the Termination Date, the funds on deposit in the Collection Account and available for withdrawal under clause (ii) above are less than
                                 -----------
  the amount of the obligations described in such clause, such available funds shall be allocated in the priority set forth in Section 7.06(c) below; if, on any such Business Day, the
     ---------------
  funds on deposit in the Collection Account and available for withdrawal under clause (vii) above are less than the amount
                   ------------
  of the obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

            (c) On each Business Day prior to the Termination Date, to the extent that the funds on deposit in the Collection Account and available under clause (ii) of Section
                                         ------ ----    -------
  7.06(b) are insufficient to pay all Carrying Costs which are
  -------
  then due and payable, such funds shall be applied to the Carrying Costs in the following order of priority:







            (i) To pay any accrued and unpaid interest on the Triple-A Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding);

            (ii) To pay any accrued and unpaid fees owing under the Fee Letter;

            (iii) To pay any accrued and unpaid expenses of the Collateral Agent;

            (iv)  To pay any accrued and unpaid Servicing Fee;
       and

             (v) to pay all other Carrying Costs then due and payable (if any), other than the ordinary course expenses of the Borrower,

            (vi)  To pay ordinary course expenses of the
       Borrower to the extent the same are due or past due.

  If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (ii), (v) or (vi) above are less than the amount of
  ------- ----  ---    ----
  the due and unpaid obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

            (d)  On each Business Day from and after the
  Termination Date, funds shall be withdrawn from the Collection
  Account solely upon direction of the Collateral Agent to be used solely for the following purposes and in the following order of priority;

            (i) To pay any accrued and unpaid Servicing Fee then due and payable (together with any accrued and unpaid additional compensation then due and payable to a Successor Servicer as agreed to between the Collateral Agent and the Successor Servicer in accordance with
       Section 10.02(c)), and to be retained in the Collection
       ----------------
       Account to the extent such fee (or such additional compensation) is accrued but not then due and payable (if the Servicer is a Person other than any of FCI, FAC or the Borrower, or any Affiliate of any thereof);

            (iii) To pay any accrued and unpaid expenses of the Collateral Agent then due and payable, and to be retained in the Collection Account to the extent such fee is accrued but not then due and payable;

            (iv) To pay any accrued and unpaid interest on the Triple-A Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

            (v) To pay any accrued and unpaid fees owing under the Fee Letter then due and payable, and to be retained in the Collection Account to the extent such fees are accrued but not then due and payable;

            (vi)  To repay the principal amount of any Triple-A
       Loans then outstanding;

            (vii) To repay to the Surety the amount of any Reimbursement Obligations then outstanding;

            (viii)  To pay any other accrued and unpaid
       Obligations which have not been paid pursuant to clauses
                                                        -------
       (i) through (vii) above (except in respect of clauses
       ---         -----                             -------
       (ix) and (x) below);
       ----     ---
            (ix) To pay any other accrued and unpaid Carrying Costs which are due and payable but have not been paid pursuant to clauses (i) through (viii) above (except with
                   -----------         ------
       respect to the Carrying Costs described in clause (x)
                                                  ----------
       below), and to be retained in the Collection Account to the extent such amounts are accrued but not then due and payable; and

            (x) To pay any accrued and unpaid Servicing Fee owed to any of FCI, FAC or the Borrower, or any Affiliate of any thereof.

  If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (v), (viii), (ix) or (x) above are less than the
  ------- ---  ------  ----    ---
  amount of the due and payable obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed. Any funds remaining in the Collection Account after payment, in full and in cash, of the foregoing Obligations and other fees and expenses shall be remitted to the Borrower or as otherwise required by law.

            SECTION 7.07.  Spread Account.  (a) On or prior to
                           --------------
  the Closing Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Collateral Agent for the benefit of






  Triple-A, the Surety and their respective assigns, a cash collateral account (the "Spread Account"). The Spread Account
                           --------------
  shall be a special purpose segregated account, designated as the "Capital Markets Assurance Corporation Collateral Agent Spread Account", maintained with either (i) a Depository Institution which is an Eligible Depository Institution, or
  (ii) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Collateral Agent. In the event that the Spread Account Bank ceases to be an Eligible Depository Institution, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) above, the Collateral Agent shall be entitled to terminate the Spread Account and the Collection Account Agreement, and transfer all funds and investments held therein to a new Spread Account at an Eligible Depository Institution.

            All funds held in the Spread Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided,
                                                --------
  however, that (x) from and after the Termination Date or
  -------
  otherwise upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the sole right to restrict the maturities of any investments held in the Spread Account, and (y) from and after the date after the Termination Date on which there are no remaining available funds on deposit in the Collection Account, the Collateral Agent shall have the sole right to direct the withdrawal or liquidation of any such investments to be used solely for the purposes and in the order of priority set forth at Section
                                                     -------
  7.06(d).
  -------
            (b) The Borrower shall cause the Spread Account to be funded, on the Closing Date, with an initial balance equal in amount to the sum of (A) an amount equal to three percent (3.0%) of the Contract Pool Principal Balance outstanding on the Closing Date, and (B) the outstanding aggregate principal balance of all Defaulted Contracts on the Closing Date.

            (c) The Collateral Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from the Spread Account, in all events in accordance with the terms and provisions of Section 7.06 and this Section 7.07, and the
                    ------------          ------------
  information most recently delivered to the Collateral Agent pursuant to Section 6.01; provided, however, that prior to
              ------------   --------  -------
  the occurrence of the Termination Date, on each Business Day next succeeding a Settlement Date, the Servicer shall instruct the Spread Account Bank to transfer from the Spread Account to the Servicer (or otherwise in accordance with the instructions of the Servicer) an amount of funds held in the Spread Account which shall in no event be greater than the excess (if any) on such Business Day (the "Spread Account Excess") of the then
                          ---------------------
  outstanding balance of available funds held in the Spread Account over the Spread Account Requirement in effect as of the opening of Business on such Business Day (after giving effect to all transactions and fund transfers required to take place hereunder pursuant on the next preceding Settlement
  Date). Any amount so transferred shall constitute an additional Servicing Fee paid to the Servicer, and shall not decrease the amount of any Servicing Fee otherwise payable to the Servicer in accordance with Section 8.09. The Servicer,
                                  ------------
  in making any such instructions for the transfer of funds from the Spread Account, shall simultaneously provide each of the Collateral Agent and the Spread Account Bank with a certificate of a Servicing Officer as to the existence and size of any Spread Account Excess.

            (e)  On each Business Day from and after the
  Termination Date, to the extent that there are no remaining available funds on deposit in the Collection Account, funds shall be withdrawn from the Spread Account, solely upon the direction of the Collateral Agent, to be used solely for the purposes and in the order of priority set forth at Section
                                                     -------
  7.06(d) hereof, giving effect to the terms thereof as if each
  -------
  reference therein to the "Collection Account" was, instead, a reference to the Spread Account.

            (f) Any funds remaining in the Spread Account after payment, in full and in cash, of all of the Obligations outstanding hereunder shall be remitted to the Borrower or as otherwise required by law.

            SECTION 7.08.  Accounts, Generally.  Any deposit
                           -------------------
  made into any of the Lock-Box Accounts, the Collection Account or the Spread Account hereunder shall be irrevocable, and shall be held in such account in trust by the Collateral Agent hereunder, together with all interest thereon, and applied solely as provided herein.














            SECTION 7.09.  Rights of Obligors and Release of
                           ---------------------------------
  Contract Files.
  --------------
            (a) Notwithstanding any other provision contained in this Credit Agreement, including the Collateral Agent's remedies pursuant hereto, the rights of any Obligor to any Lot or VOI subject to a Pledged Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Collateral Agent and the holder of the Triple-A Note hereunder, and the Collateral Agent and the holder of the Triple-A Note shall not, so long as such Obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the Lot or VOI subject thereto.

            (b)  If pursuant to the terms of this Credit
  Agreement, the Collateral Agent shall acquire through foreclosure on the Borrower's interest in any portion of the Lot or VOI subject to a Pledged Contract, the Collateral Agent hereby specifically agrees to release or cause to be released any Lot or VOI from any lien of the Collateral Agent, the Administrative Agent, the Surety or Triple-A upon the request of the Obligor (including such Obligor's heirs, successors and assigns) to the Pledged Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Contract.

            (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Contract and has otherwise fully discharged all of such Obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Collateral Agent by a certificate substantially in the form attached hereto as Exhibit T (which certificate shall include a statement to the
  ---------
  effect that all amounts received in connection with such payment have been deposited in the Collection Account) of a Servicing Officer and shall request delivery to it of the related Contract Files. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Collateral Agent (a) shall promptly direct the Custodian to release the Contract Files to the Servicer (in all cases in accordance with the provisions of Section
                                                 -------
  5.01(p)), (b) shall approve the release by FGI and the Nominee
  -------
  of the related deed of title, and any documents and records maintained in connection therewith, to the Obligor as provided in the Title Clearing Agreement, provided that title to the VOI or Lot has not already been deeded to the Obligor, and/or
  (c) shall execute such documents and instruments of transfer and assignment and take such other action as is necessary to release its interest in the VOI or Lot subject to deeding (in the case of any Pledged Contract which has been paid in full). If a deed has been delivered to an Obligor and such Obligor's obligations and responsibilities are not fully discharged, the Servicer shall cause such Obligor to execute a Mortgage in favor of FCI encumbering the related VOI or Lot, and each of FCI, FAC and the Borrower shall cause such Mortgage to be promptly collaterally assigned to the Collateral Agent pursuant to one or more Assignments of Mortgage, and such Mortgage shall constitute additional Collateral hereunder.
  The Servicer shall cause each Contract File or any document therein so released which relates to a Pledged Contract for which the Obligor's obligations have not been fully discharged to be returned to the Custodian for the sole benefit of the Collateral Agent when the need therefor by the Servicer no longer exists.

            SECTION 7.10.  Recordation of Assignments.  The
                           --------------------------
  Servicer shall, promptly following the Closing Date and each Subsequent Contract Grant Date (if any), cause to be recorded in the proper offices all Assignments of Mortgages constituting Contract Conveyance Documents relating to Mortgages Granted to the Collateral Agent on such date, to the extent that the related VOIs or Lots are located in Developments in the States of Arizona, Arkansas, Colorado or Georgia or in any State with respect to which an Opinion of Counsel required to be delivered in connection with such Grant states that recordation is necessary or advisable to perfect or protect the interest of the Collateral Agent in such Mortgages in such State.

            SECTION 7.11.  Releases; Clean-up.
                           ------------------
            (a)  Subject to Section 7.11(c), the Borrower shall
                            ---------------
  cause the release of any Pledged Contract from the Lien of this Credit Agreement by retaining, or causing the Servicer to retain, in the Collection Account pursuant to Section
                                                -------
  7.06(b)(ix), the Release Price therefor through the close of
  -----------
  business of the Collection Account Bank on the first Settlement Date occurring after the Borrower (or the Servicer) has become aware, or has received written notice from the Collateral Agent, of any uncured breach of a representation or warranty of the Borrower in any of Sections 4.02, 4.03 or 4.04
                                     -------------  ----    ----
  (each such Pledged Contract, a "Defective Contract" and each
                                  ------------------
  such date, a "Defective Contract Release Date"); provided,
                -------------------------------    --------
  however, that with respect to any Pledged Contract incorrectly
  -------






  described on the Contract Schedule only with respect to its Principal Balance as of the initial Cut-Off Date, which the Borrower would otherwise be required to effect the release of pursuant to this Section 7.11(a), the Borrower may, in lieu of
                   ---------------
  effecting the release of such Pledged Contract, deposit in the Collection Account on the Business Day next following such Settlement Date, cash in an amount sufficient to cure such deficiency or discrepancy. The following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in
  Section 4.02:  misspellings of or omissions of initials in
  ------------
  names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

            (b) In the event that any Pledged Contract is a Defaulted Contract at any time after the Closing Date, the Borrower shall, on the first Settlement Date on which such Pledged Contract constitutes a Defaulted Contract, cause such Defaulted Contract to be released from the Lien of this Credit Agreement by retaining, or causing the Servicer to retain, in the Collection Account pursuant to Section 7.06(b)(ix), the
                                     -------------------
  Release Price for such Defaulted Contract through the close of business of the Collection Account Bank on such second consecutive (or first, as the case may be) Settlement Date (a "Defaulted Contract Release Date").
   -------------------------------
            (c) The Borrower shall notify the Collateral Agent of any Release Price required to be retained pursuant to
  Section 7.11(a) or (b) at least one Business Day prior to the
          -------    ---
  Settlement Date on which such Release Price shall be so required to be retained, specifying the Defective Contract or Defaulted Contract and the Release Price therefor. Promptly after the Settlement Date on which such Release Price is retained pursuant to Section 7.11(a) or (b), the Servicer
                       ----------------   ---
  shall delete such Defective Contract or Defaulted Contract from the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer file maintained by it; provided that it shall be a
                                  --------







  condition precedent to the effectiveness of the release of any relevant Defective Contract or Defaulted Contract pursuant to
  Section 7.11(a) or (b) that the Borrower shall have delivered
          -------    ---
  to the Collateral Agent evidence of retention in the Collection Account of the relevant Release Price in respect of such Defective Contract or Defaulted Contract and a certificate, appropriately filled-out, substantially in the form of Exhibit T. In connection with the release of a Defaulted Contract or Defective Contract and the related Collateral hereunder, Collateral Agent hereby appoints Servicer as its agent and attorney-in-fact (which appointment shall be revocable at the option of Collateral Agent upon written notice to Servicer) to execute all documents necessary to evidence such release.

            (d) In the event that at any time the Contract Pool Principal Balance is less than an amount equal to ten percent (10%) of the Contract Pool Principal Balance in effect as of the Closing Date, the Borrower may, at its election, cause all of the outstanding Pledged Contracts in the Contract Pool at such time, together with all other Collateral, to be released from the Lien of this Credit Agreement by prepaying, on any Settlement Date (a "Clean-Up Release Date"), all amounts of
                      ---------------------
  principal and interest outstanding under the Triple-A Loans, in accordance with the terms of Section 2.07(a), together with
                                  ---------------
  all other Obligations then outstanding hereunder, or otherwise payable as a result of any such prepayment (including, without limitation, any payments required under Section 2.08)
                                          ------------
  (collectively, the "Clean-Up Amount").
                      ---------------
            (e) The Borrower shall notify the Collateral Agent of the Clean-Up Amount to be paid pursuant to Section 7.11(d)
                                                        -------
  at least three Business Days prior to the Clean-Up Release Date. Upon obtaining the confirmation of the Collateral Agent as to the calculation of the Clean-Up Amount, prior to 11:00 A.M. New York City time on the relevant Settlement Date, the Borrower shall pay the Clean-Up Amount to a deposit account designated by the Collateral Agent, for the benefit of the Collateral Agent, the Administrative Agent, Triple-A and the Surety; provided that it shall be a condition precedent to the effectiveness of the release of any of the Collateral that the Borrower shall have delivered to the Collateral Agent evidence of deposit into such deposit account of the Clean-Up Amount.

            (f)  In connection with each release pursuant to
  Section 7.11(a) or (b), or Section 7.11(d), and upon the
  ---------------    ---     ---------------
  satisfaction of the conditions precedent set forth in Section
                                                        -------






  7.11(c) or in Section 7.11(e), as the case may be, the
  -------       ---------------
  Collateral Agent shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Borrower, without recourse, representation or warranty, all the right, title and interest of Collateral Agent in and to any such Defective Contract, Defaulted Contract or any other Collateral in respect of which the Release Price has been retained or the Clean-Up Amount has been paid, as the case may be, and all monies thereafter due or to become due with respect thereto, and all proceeds thereof. The Collateral Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Borrower to effect the conveyance of such released Collateral pursuant to this subsection.

            (g) The obligation of the Borrower to effect the release of any Defective Contract shall constitute the sole remedy hereunder respecting any breach of the representations and warranties set forth in Sections 4.02, 4.03, or 4.04,
                              -------------  ----     ----
  available hereunder to the Collateral Agent on behalf of itself, the Administrative Agent, Triple-A and the Surety; provided, however, that this provision shall not limit in any
  --------  -------
  way any rights of any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety (i) arising under
  Article XI, (ii) against any Person other than the Borrower,
  ----------
  or (iii) in respect of any decrease in the Borrowing Base as a result of a Pledged Contract becoming a Defective Contract.

            SECTION 7.12.  Remarketing Obligations of FCI.
                           ------------------------------
            (a)  FCI's Obligations.  In the event that either
                 -----------------
  (i) the Borrower fails to retain in the Collection Account pursuant to Section 7.06(b)(ix) any Release Price required to
              -------------------
  be so retained in respect of any Defective Contract or Defaulted Contract pursuant to either of Sections 7.11(a) or
                                           ----------------
  7.11(b) for two consecutive Settlement Dates on which such
  -------
  retention is required, or (ii) a Contract becomes a Defaulted Contract or Defective Contract at any time after the Termination Date during which either a Borrowing Base Shortfall or an O/C Shortfall is in existence (based upon the Settlement Report prepared for the most recently ended Calculation Period), FCI hereby agrees to exercise its best efforts to remarket the VOI or Lot relating to such Defective Contract or Defaulted Contract pursuant to the terms and conditions of the Remarketing Agreement, and to treat each such VOI or Lot no differently (with respect to priority of remarketing effort and timing of resale) than any other VOI or LOT and then held by FCI for sale for its own account, and the Collateral Agent hereby agrees to submit such VOI or Lot to the remarketing procedures described in the Remarketing Agreement, and, at the sole expense of FCI, to take any and all other reasonable actions as may be requested by FCI under the terms of the Remarketing Agreement in order to facilitate the remarketing of such VOI or Lot.

            (b)  Effect on Other Provisions of this Agreement.
                 --------------------------------------------
  Each Remarketed Contract transferred by FCI to the Borrower or FAC, and Granted by the Borrower to the Collateral Agent for the benefit of the Collateral Agent, the Administrative Agent, Triple-A and the Surety shall be a "Pledged Contract", and shall therefore constitute part of the "Contract Pool", for purposes of this Agreement and the other Facility Documents and each reference to Pledged Contracts transferred "under the Receivables Purchase Agreement" or "on the Closing Date" (or words of similar effect) shall include Remarketed Contracts transferred pursuant to the Remarketing Agreement; provided
                                                     --------
  that the effect of the foregoing clause is specifically qualified to the extent specifically set forth below:

                 (i) The Eligible Contract Pool Principal
       Balance shall be determined without giving effect to the existence of Remarketed Contracts. For purposes of determining whether or not a Remarketed Contract constitutes an "Eligible Contract" for any other purposes of this Credit Agreement (including, by way of example and not limitation, in order to determine whether or not the representation set forth in Section 4.02(a) has been
                                       ---------------
       breached with respect to a Remarketed Contract), the definition of Eligible Contract shall be deemed not to include clauses (e), (g), (j), (m) or (n) thereof.

                 (ii) For the purposes of the representation set
       forth in Section 4.02(p), the reference therein to
                ---------------
       "minimum Equity Percentage of 10%" shall, in the case of any Remarketed Contract, be deemed to be a reference to "minimum Equity Percentage of 15%".

                 (iii) The last paragraph of Section 4.02 shall
                                             ------------
       be deemed not to apply to any Remarketed Contract.

                 (iv) The "Release Price" of any Remarketed
       Contract for purposes of Sections 7.11(a) and (b) shall
                                ----------------     ---







       be deemed to be the remainder of (A) the Release Price of the Defaulted Contract or Defective Contract which gave rise to such Remarketed Contract (including, without limitation, the Release Price determined pursuant to this clause (iv) in the case of a Defaulted Contract or Defective Contract originally constituting a Remarketed Contract), minus (B) the aggregate principal portion of
                  -----
       the Payment Amounts deposited into the Collection Account in respect of such Remarketed Contract prior to the applicable date of determination under Section 7.11(a) or
                                              ---------------
       (b), as the case may be.
        -
                 (v) To the extent that the characterization of a Remarketed Contract as a Pledged Contract hereunder or under the Receivables Purchase Agreement specifically conflicts with the terms of the Remarketing Agreement, such terms and provisions of the Remarketing Agreement shall be controlling.

  In addition, promptly after the Grant of any Remarketed Contract to the Collateral Agent pursuant to the terms of the Remarketing Agreement, the Servicer shall add such Remarketed Contract to the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer file maintained by it.

            (c)  FNBB Undertakings.  Pursuant to the terms of
                 -----------------
  the Remarketing Agreement, FCI hereby agrees to cause FNBB, as a lender and as agent for a group of banks, to release any and all right, title and interest which FNBB has (individually, and on behalf of such group of banks) in and to any Remarketed Contract to be transferred to the Borrower, and FCI covenants that each Remarketed contract transferred to the Borrower (and subsequently Granted to the Collateral Agent) shall be free and clear of any Liens of any Person (other than the Collateral Agent).


                            ARTICLE VIII

                     SERVICING OF CONTRACT POOL
                     -------------------------
            SECTION 8.01.  Responsibility for Contract
                           ---------------------------
  Administration.  The Servicer shall manage, administer,
  --------------
  service and make collections on the Pledged Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligors, on behalf of Triple-A, the Administrative Agent, the







  Collateral Agent, the Surety and the Borrower (provided that
                                                 --------
  nothing herein or in any of the other Facility Documents shall constitute, or be deemed to constitute, an acceptance or assumption on the part of any of Triple-A, the Administrative Agent, the Collateral Agent, or the Surety of any obligations arising under the Contracts whatsoever, whether in favor of the Obligor thereof or any other Person). Without limiting the generality of the foregoing, but subject to all other provisions hereof, the Servicer may request a power of attorney from each of Triple-A, the Administrative Agent, the Surety and the Collateral Agent, and each of Triple-A, the Administrative Agent, the Surety and the Collateral Agent shall grant to the Servicer a limited power of attorney in the form of that given FCI by the Nominee under the Title Clearing Agreements (and revocable at any time at the option of the Collateral Agent by telephonic notice to the Servicer), executed and delivered by the Collateral Agent to the Servicer, to execute and deliver and be authorized and empowered by the Collateral Agent to execute and deliver, on behalf of itself, and each of Triple-A, the Surety and the Administrative Agent, or any of them, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Contracts, any Mortgages and the VOIs and Lots, but only to the extent deemed useful or necessary by the Servicer.


            The Collateral Agent, at the request of the
  Servicing Officer, shall furnish the Servicer with any reasonable documents or take any action reasonably requested, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. FAC is hereby appointed the Servicer until such time as any Servicer Transfer shall be effected under Article X.
                                   ---------
            SECTION 8.02.  Standard of Care.  In managing,
                           ----------------
  administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with Customary Practices and the Credit Standards and Collection Policies.

            SECTION 8.03  Records.   The Servicer shall, during
                          -------
  the period it is Servicer hereunder, maintain such books of account, computer data files and other Records as will enable the Collateral Agent to determine the status of each Pledged Contact and will enable such Contact to be serviced, in accordance with the terms of this Agreement, by a Successor Servicer following a Service Transfer.








            SECTION 8.04.  Inspection.
                           ----------
            (a)  Inspection of Servicer.  Each of the Borrower,
                 ----------------------
  Triple-A, the Administrative Agent and the Collateral Agent, and their respective representatives shall at all times upon reasonable prior notice have full and reasonable access during regular business hours to all offices and Records of the Servicer (wheresoever located, including, without limitation, any repository used by the Servicer on the Borrower's behalf, to store the computer tapes constituting the Servicer's Daily Report), as appropriate to verify the Servicer's compliance with this Agreement, and each of the Borrower, Triple-A, the Administrative Agent and the Collateral Agent and their representatives may examine and audit the same, and make photocopies and computer tape replicas thereof, and the Servicer agrees to render to the Borrower, Triple-A, the Administrative Agent and the Collateral and their representatives, at Servicer's cost and expense, such clerical and other assistance as may be reasonable requested with regard thereto. The Borrower, Triple-A, the Administrative Agent and the Collateral Agent and their respective representatives shall also have the right to discuss the Servicer's affairs with the officers of the Servicer and the Servicer's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Collateral Agent's reasonable commercial judgment. Each such audit shall be at the sole expense of the Borrower (subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller).

            (b)  Confidential Information.  Each of the parties
                 ------------------------
  hereto agrees that, to the extent that any information obtained by any of Triple-A, the Surety, the Administrative Agent and the Collateral Agent or any of their respective representatives pursuant to Section 8.04(a) shall be
                              ---------------
  Confidential Information, such Person may only disclose such Confidential Information to (i) such Person's and its Affiliates' directors, officers, employees, agents, trustees and professional consultants, (ii) any assignee or participant, or proposed assignee or participant with respect to all or any part of such Person's interests with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (iv) any governmental authority having jurisdiction over such Person, (v) any rating agency,
  (vi) any credit enhancer, provider of reinsurance or provider of liquidity, or prospective credit enhancer, provider of reinsurance or provider of liquidity with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (viii) any other Person to which such delivery or disclosure may be necessary or appropriate
  (1) in compliance with any law, rule, regulation or order applicable to such Person (2) in response to any subpoena or other legal process, (3) in connection with any litigation to which such Person is or may become a party, (4) in order to protect such Person's rights, title and interest in and to the Collateral and in the transactions contemplated hereby and by the other Facility Documents, or (5) as required by law or regulation in connection with the sale of securities of any such Person.

            (c)  Contract Schedule.  At all times during the
                 -----------------
  term hereof, promptly upon the request of the Administrative
  Agent or the Collateral Agent, deliver an updated copy of the Contract Schedule to the Administrative Agent or the Collateral Agent, as the case may be.

            SECTION 8.05.  Enforcement.
                           -----------
            (a)  The Servicer will, consistent with Section
                                                    -------
  8.02, act with respect to the Pledged Contracts in such manner
  ----
  as will maximize the receipt of Collections in respect of such Pledge Contracts.

            (b) The Servicer may sue to enforce or collect upon Pledged Contracts, in its own name, if possible, or as agent for the Borrower. If the Servicer elects to commence a legal proceeding to enforce a Pledged Contract, the act of commencement shall be deemed to be an automatic assignment of the Pledged Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Pledged Contract on the grounds that it is not a real party in interest or a holder entitled to enforce the Pledged Contract, the Collateral Agent (or its designee) on behalf of the Borrower shall, at the Servicer's expense, take such steps as the Servicer and the Collateral Agent may mutually agree are necessary to enforce the Pledged Contract, including bringing suit in its name or the name of the Borrower. The Servicer shall provide to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

            (c) The Servicer, upon obtaining the prior written consent of the Collateral Agent, may grant to the Obligor on any Pledged Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required as a matter of law; provided that, on any
                                           --------






  Business Day on which such rebate, refund or adjustment is to be paid hereunder, such rebate, refund or adjustment shall only be paid to the extent of funds otherwise available for distribution from the Collection Account pursuant to Section
                                                       -------
  7.06(b)(ix) or the last sentence of Section 7.06(d), as
  -----------                         ---------------
  applicable.

            (d) The Servicer will not permit any modification, amendment, waiver, rescission or cancellation of any Pledged Contract by the Obligor, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise, without the prior written consent of the Collateral Agent; provided, however, that the following modifications may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments,
  (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and
  (iv) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

            (e) Upon the death of an Obligor, the Servicer shall, on behalf of the Collateral Agent, timely file a claim with respect to any policy of Credit Life Insurance with respect to the related Pledged Contract. The Collateral Agent agrees to cooperate in the prosecution of each such claim.

            (f) The Servicer shall, on behalf of the Collateral Agent, promptly take all such actions as shall be required to cancel any policy of Credit Life Insurance relating to any Pledged Contract which becomes a Defaulted Contract with respect to which the Release Price has not been retained as required under Section 7.11(b), and to recover any unearned
                 ---------------
  premium in respect of such policy for the benefit of the Collateral Agent, for payment or deposit into the Collection Account. The Collateral Agent agrees to cooperate in the prosecution of each such claim.

            SECTION 8.06.  Collateral Agent to Cooperate.  Upon
                           -----------------------------
  request of a Servicing Officer, but subject to all other provisions hereof, the Collateral Agent shall perform such other acts as are reasonably requested by the Servicer (including, without limitation, the execution of documents)






  and otherwise cooperate with the Servicer in enforcement of rights and remedies of each of Triple-A, the Surety, the Collateral Agent and the Administrative Agent with respect to Pledged Contracts.

            SECTION 8.07.  Other Matters Relating to the
                           -----------------------------
  Servicer. The Servicer is hereby authorized and empowered (i)
  --------
  to make withdrawals from time to time from the Collection Account when specifically permitted pursuant to the terms of
  Section 7.06 and the Collection Account Agreement, but only to the extent that the Collateral Agent has not otherwise instructed the Collection Account Bank in accordance with the terms hereof and of the Collection Account Agreement, (ii) to advise the Collateral Agent in connection with the amount of permitted withdrawals from the Collection Account and the Spread Account in accordance with the provisions hereof, (iii) to the extent permitted pursuant to the other terms and conditions of this Agreement, to execute and deliver, on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Contracts and, after the delinquency of any Pledged Contract and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Pledged Contract including, without limitation, the exercise of rights under any power-of-attorney granted in any Pledged Contract and (iv) to make any filings, reports, notices, applications, registrations with, and to seek any authorization from the Securities and Exchange Commission and any state securities authority on behalf of the Borrower as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws.

            SECTION 8.08.  Servicer Insurance Coverage.  The
                           ---------------------------
  Servicer shall maintain, and shall cause FCI to maintain, separate errors and omissions coverage insuring the Collateral Agent's, the Administrative Agent's, Triple-A's and the Surety's respective risks against loss through errors of the Servicer's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A and the Surety, as a loss payee. The Servicer shall also maintain, and shall cause FCI to maintain, a separate fidelity bond coverage insuring the Collateral Agent's, the Administrative Agent's, Triple-A's and the Surety's respective risks against losses through wrongdoing of the Servicer's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the






  Collateral Agent, for the benefit of itself, the Administrative Agent, Triple-A and the Surety, as an additional named insured. Each such insurance policy required pursuant to this Section 8.08 shall provide for written notice
                   ------------
  to the Collateral Agent by the insurer at least 30 days prior to the cancellation of such insurance. Evidence reasonably satisfactory to the Collateral Agent of all renewals or replacements necessary to maintain such insurance from time to time in force shall be delivered by the Servicer to the Collateral Agent prior to the expiration date of the then current insurance policy.

            SECTION 8.09.  Servicing Compensation.  As
                           ----------------------
  compensation for its servicing activities hereunder, the Servicer shall be entitled to receive, on the second Settlement Date to occur in each calendar month (the "Servicing Fee Payment Date"), the servicing fee (the
   --------------------------
  "Servicing Fee") which shall be equal to one twelfth the
   -------------
  product of (a) 0.375% times (b) the product of (i) 0.50 times
                        -----                             -----
  (ii) the sum of the Contract Pool Principal Balance determined as of the Determination Date next preceding such Settlement Date, and the Contract Pool Principal Balance determined as of the third Determination Date next preceding such Settlement Date, and shall be paid to the Servicer pursuant to Sections
                                                      --------
  7.06(b), (c) and (d).  On the first Settlement Date to occur
  -------  ---     ---
  hereunder, the Servicing Fee shall be prorated, based on the initial Contract Pool Principal Balance, from the Closing Date to such first Settlement Date.

            SECTION 8.10.  Costs and Expenses.  (a) The costs
                           ------------------
  and expenses incurred by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

            (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Collateral Agent, the Administrative Agent, Triple-A and the Surety in and to the Collateral to the extent that such payments and disbursements are not made by the Borrower in accordance with
  Section 7.03.
  ------------







            SECTION 8.11.  Servicer Representations and
                           ----------------------------
  Warranties.  FAC, as initial Servicer, hereby makes, and each
  ----------
  Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties, (1) in the case of the initial Servicer, as of the Closing Date, and (2) in the case of any Successor Servicer, the date of such appointment, to each of Triple-A, the Collateral Agent and the Administrative Agent:

            (a)  Due Incorporation and Good Standing.  The
                 -----------------------------------
  Servicer is a corporation, state banking corporation or national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business (including the servicing of Contracts) as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Pledged Contracts in accordance with the terms of this Credit Agreement requires such qualification, except where failure to qualify or to obtain such licenses and approvals would not have an adverse effect on (i) the value or collectibility of any Pledged Contract or related Collateral,
  (ii) the collectibility of the Triple-A Loans, (iii) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Servicer, or (iv) the ability of the Servicer to perform its obligations hereunder and under the other Facility Documents to which it is a party.

            (b)  Due Authorization and No Conflict.  The
                 ---------------------------------
  execution, delivery and performance by the Servicer of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, have in all cases been duly authorized by the Servicer by all necessary corporate action, and do not contravene (i) the Servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Servicer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property. Each of the Facility Documents to which the Servicer is a party have been duly executed and delivered on behalf of the Servicer.

            (c)  Governmental and Other Consents.  All
                 -------------------------------
  approvals, authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of any of the Facility Documents to which it is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a material adverse effect on the value of the Collateral or the interests of Triple-A or the Surety herein or therein.

            (d)  Enforceability of Facility Documents.  Each of
                 ------------------------------------
  the Facility Documents to which the Servicer is a party have been duly and validly executed and delivered by the Servicer and constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

            (e)  No Litigation.  There are no proceedings or
                 -------------
  investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents,
  (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Servicer of its obligations under this Credit Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to materially adversely affect (A) the value or collectibility of any Pledged Contract or related Collateral,
  (B) the collectibility of the Triple-A Loans, (C) the business, properties, operations, prospects, profits or condition (financial or otherwise) of the Borrower, Triple-A, the Administrative Agent or the Collateral Agent, or (D) the ability of the Borrower to perform its obligations hereunder and under the other Facility Documents to which it is a party.








            (f)  Daily Reports and Borrowing Certificates.  Each
                 ----------------------------------------
  Daily Report, Settlement Report, Borrowing Base Certificate and any other report or certificate delivered by the Servicer pursuant to this Credit Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

            (g)  Servicer Default.  No Servicer Default has
                 ----------------
  occurred and is continuing.

            The representations and warranties set forth in this
  Section 8.11 shall survive the Grant of Pledged Contracts to
  ------------
  the Collateral Agent. Upon a discovery by the Borrower, the Servicer or the Collateral Agent of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other such parties.

            SECTION 8.12.  Additional Covenants of the Servicer.
                           ------------------------------------
  From the Closing Date until the later of the Termination Date or the Collection Date, unless the Collateral Agent shall otherwise consent in writing:

            (a)  Change in Payment Instructions to Obligors.
                 ------------------------------------------
  The Servicer shall not add or terminate any bank as a Lock-Box Bank from those listed in Exhibit Q or make any change in its
                            ---------
  instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Collateral Agent shall have received
  (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower and the Collateral Agent (and, at the option of the Collateral Agent, the Servicer) and (y) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

            (b)  Collections.  If the Servicer shall receive any
                 -----------
  Collections, the Servicer shall hold such Collections in trust for the benefit of the Collateral Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof, and (ii) if any of FAC, FCI or the Borrower receives any Collections, the Servicer shall cause FAC, FCI or the Borrower, as the case may be, to hold such Collections in trust for the benefit of the Collateral Agent and deposit such






  Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

            (c)  Compliance with Requirements of Law.  The
                 -----------------------------------
  Servicer shall maintain in effect all qualifications required under all relevant laws, rules, regulations and orders in order to service each Pledged Contract and shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged Contracts (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

            (d)  Protection of Rights.  The Servicer shall take
                 --------------------
  no action which would impair in any material respect the rights of any of the Collateral Agent, the Administrative
  Agent, Triple-A or the Surety in the Collateral.

            (e)  Credit Standards and Collection Policies.  The
                 ----------------------------------------
  Servicer shall comply in all material respects with the Credit
  Standards and Collection Policies and Customary Practices in regard to each Pledged Contract.

            (f)  Notice to Obligors.  The Servicer shall ensure
                 ------------------
  that the Obligor of each Contract either

            (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

                 (A) the Closing Date (or any Subsequent
            Contract Grant Date, as applicable), or

                 (B) the day on which a PAC ceased to apply to
            such Contract, in the case of a Pledged Contract formerly subject to a PAC,

       but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit I hereto, or
               ---------
            (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box
       Account.

            (g)  Relocation of Servicer.  The Servicer shall
                 ----------------------
  give the Collateral Agent at least 30 days prior written notice of any relocation of any office from which it services Contracts or keeps records concerning the Pledged Contracts or of its principal place of business and chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statement or amendments as may be necessary to continue the perfection of the Collateral Agent's security interest in the Pledged Contracts, and Related Collateral and the proceeds thereof. The Servicer shall at all times maintain each office from which it services Contracts and its principal place of business and chief executive office within the United States of America.

            (h)  Instruments.  The Servicer shall not remove any
                 -----------
  portion of the Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to Section 5.01(m) (or from the
                        ---------------
  jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date if no Opinion of Counsel has yet been delivered pursuant to Section 5.01(m))
                                             ---------------
  unless the Collateral Agent shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the
                          --------  -------
  Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section
                                                     -------
  5.01(p).
  -------
            (i)  Contract Schedule.  The Servicer shall promptly
                 -----------------
  amend the Contract Schedule to reflect terms or discrepancies that become known to the Servicer after the Closing Date.







            (j)  Segregation of Collections.  The Servicer shall
                 --------------------------
  prevent the deposit into any of the Lock-Box Accounts, the Collection Account or the Spread Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Spread Account, for the initial deposit therein), (provided that this covenant shall not be breached
             --------
  to the extent that items of payment, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of FNBB under its credit arrangements with FCI and FAC) and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly segregate such funds and provide for the remittance of such funds to the owner thereof.

            (k)  Terminate or Reject Contracts.  Without
                 -----------------------------
  limiting anything in Section 5.02(b), the Servicer shall not
                       ---------------
  terminate or reject any Pledged Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy
  Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Lien of this Credit Agreement pursuant to Section
                                                     -------
  7.11 in consideration of the retention in the Collection
  ----
  Account of an appropriate Release Price therefor.

            SECTION 8.13.  Advances by Servicer.  On or before
                           --------------------
  the close of business on the Business Day prior to each Settlement Date and each Interest Payment Date, the Servicer shall deposit in the Collection Account an amount equal to Servicer Advances then due; provided, however, such a Servicer
                              --------  -------
  Advance will only be required to be deposited by the Servicer if there are insufficient funds in the Collection Account to pay amounts then owing to the Collateral Agent, the Administrative Agent, Triple-A or the Surety upon application of such funds in accordance with payment priorities contained in Sections 7.06(b), (c) and (d) of this Credit Agreement; and
     ----------------  ---     ---
  provided further, the Servicer shall only be required to make
  -------- -------
  such a Servicer Advance if the Servicer in good faith believes that such Servicer Advance, if made, would not be a






  Nonrecoverable Advance. Servicer Advances, if any, will be for specific Delinquent Contracts which the Servicer identifies.

            SECTION 8.14.  FCI and the Servicer.
                           --------------------
            (a)  Agent for the Servicer.  The Servicer (to the
                 ----------------------
  extent that the Servicer is FAC) may, and is hereby authorized to, perform any of its servicing responsibilities through FCI, in its capacity as agent for the Servicer, and FCI shall have all the rights and powers of the Servicer with respect to the Pledged Contracts under this Credit Agreement, but the Servicer shall not thereby be released from any of its
  obligations under this Credit Agreement.   Notwithstanding the
  performance of any of its obligations hereunder by FCI, the Servicer shall remain obligated and liable to each of Triple-A, the Collateral Agent, the Surety and the Administrative Agent, for the servicing of the Pledged Contracts in accordance with the provisions of this Credit Agreement, without any diminution of such obligation or liability by virtue of such performance by FCI. The fees and expenses of FCI in its capacity as agent for the Servicer shall be as agreed between the Servicer and FCI from time to time and none of Triple-A, the Collateral Agent or the Administrative Agent shall have any responsibility therefor.

            (b)  Guaranty of Servicer Obligations.  (i)  FCI
                 --------------------------------
  hereby irrevocably and unconditionally guarantees to each of the Collateral Agent, the Administrative Agent, Triple-A and the Surety the due and punctual performance by FAC of all of its obligations in its capacity as Servicer hereunder (collectively, the "FAC Servicer Obligations").
                      ------------------------
            (ii) It shall not be a condition to the accrual of the obligations of FCI hereunder that the Collateral Agent or any other Person shall have first made any request of or demand upon or given any notice to FAC or have initiated any action or proceeding against FAC in respect thereof. The Collateral Agent may proceed to enforce the obligations of FCI under the foregoing paragraph without first pursuing or exhausting any right or remedy which any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety may have against FAC or any other Person, the Collateral or any other property.

            (iii) FCI hereby agrees that its obligations under this Section 8.14(b) shall be unconditional, irrespective of
       ---------------
  (A) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the FAC Servicer Obligations, any Pledged Contract or any of the other Collateral, (B) the absence of any attempt to collect any Payments from the Obligor related thereto or any guarantor, or to collect the FAC Servicer Obligations from FAC or any other Person, (C) the waiver, consent, extension, forbearance or granting of any indulgence by any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety with respect to any provision of any instrument evidencing the FAC Servicer Obligations or any Pledged Contract, (D) any change of the time, manner or place of performance of, or in any other term of any of the FAC Servicer Obligations or any Pledged Contract, including without limitation, any amendment to or modification of any of the Facility Documents, (E) any law, regulation or order of any jurisdiction affecting any term of any of the FAC Servicer Obligations, any Pledged Contract, or rights of any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety, (F) the failure by any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety to take any steps to perfect and maintain perfected its respective interest in any Collateral, (G) any exchange or release of any Collateral or other property in which an interest was acquired pursuant to the Facility Documents, (H) any failure to obtain any authorization or approval from, or to notify or file with, any governmental authority or regulatory body, which authorization, approval, notification or filing was required in connection with the performance of the obligations of FAC or FCI hereunder or (I) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of, the FAC Servicer Obligations or any of FCI's obligations hereunder, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, or (J) any termination of FAC as Servicer, and appointment of a Successor Servicer.

            (iv) FCI hereby waives promptness, diligence, notice of default by FAC, notice of the incurrence of any FAC Servicer Obligations and any other notice with respect to any of the FAC Servicer Obligations and the Facility Documents and any other document related thereto. FCI hereby warrants that its has adequate means to obtain from FAC on a continuing basis, all information concerning the financial condition of FAC and the Collateral, and that it is not relying any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety to provide such information either now or in the future.

            (v) FCI further agrees that:

                 (A)  its obligations under this Section 8.14(b)
                                                 ---------------
            shall not be limited by any valuation, estimation or disallowance made in connection with any proceedings involving FAC filed under the Bankruptcy Code






            (whether pursuant to Section 502 thereof or any other Section thereof); and

                 (B)  the Collateral Agent shall not be under
       any obligation to marshall any assets in favor of or against or in payment of any or all of the FAC Servicer
       Obligations.

            (vi)  FCI hereby waives all set-offs and
  counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of or reliance upon this Credit Agreement. FCI's obligations under this
  Section 8.14(b) shall not be limited if any of the Collateral
  ---------------
  Agent, the Administrative Agent, Triple-A or the Surety, is precluded for any reason (including without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the FAC Servicer Obligations.

            (vii) FCI hereby agrees not to exercise or assert any rights which it may acquire by way of subrogation under this Section 8.14(b), if any, unless and until all of the FAC
       ---------------
  Servicer Obligations shall have been performed in full. If any payment shall be made to FCI on account of any subrogation rights at any time prior to the occurrence of the events des-cribed in the preceding sentence, each and every amount so paid will be held in trust for the benefit of the Collateral Agent, the Administrative Agent, Triple-A and the Surety and forthwith be paid to the Collateral Agent to be credited and applied to the FAC Servicer Obligations to the extent then unsatisfied, in accordance with the terms of this letter of undertaking or any document delivered in connection therewith.

            (viii)  The agreements of FCI in this Section
                                                  -------
  8.14(b) shall remain in full force and effect until all of the
  -------
  FAC Servicer Obligations shall have been performed in full; provided that to the extent that FAC makes a payment, transfer
  --------
  or deposit to any of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A or the Surety, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to FAC, its estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements of FCI hereunder in respect of such FAC Servicer Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

            (ix) FCI acknowledges that (i) performance of all of the terms contained in this Section 8.14(b) is necessary,
                                 ---------------
  and (ii) substantial performance shall not be deemed sufficient performance. In addition, FCI consents to an award of specific performance if sought by the Collateral Agent in the event a court of competent jurisdiction determines a breach of any of its obligations hereunder to have occurred.

            (x) In the event that, notwithstanding anything in this Section 8.14(b) to the contrary, FCI has the right under
       ---------------
  applicable law to revoke its obligations hereunder, this Credit Agreement shall continue in full force and effect until a written revocation executed by FCI, specifically referring to this Section 8.14(b), is received by the Collateral Agent
          ---------------
  at its address for notice set forth herein. Any such revocation shall not affect the rights of any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety hereunder with respect to any of the FAC Servicer Obligations (including without limitation any FAC Servicer Obligations which are contingent or unmatured) which arose on or prior to the date on which the above-referenced revocation was received by the Collateral Agent.

            (c)  Management of Developments.  FCI hereby
                 --------------------------
  covenants and agrees that from the Closing Date until the later of the Termination Date or the Collection Date, it shall

            (i) with respect to Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, whether by way of contract or pursuant to any relevant VOI Regime, do or cause to be done all things necessary to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as such Development shall have enjoyed as of December 9, 1994; and

            (ii) with respect to Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, consistent with its relationship (whether contractual or otherwise) with the Person having such primary or substantial responsibility for management, administration or other services), in order to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as such Development shall have enjoyed as of December 9, 1994.

            SECTION 8.15.  The Servicer not to Resign.  The
                           --------------------------
  Servicer shall not resign from the obligations and duties hereby imposed on it hereunder except upon determination that
  (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Collateral Agent. No such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02
                                                 -------------
  hereof.

            SECTION 8.16.  Merger or Consolidation of, or
                           ------------------------------
  Assumption of the Obligations of Servicer.
  -----------------------------------------
            (a) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                 (i)  the corporation formed by such
            consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Servicer is not the surviving entity, shall expressly assume by an agreement supplemental hereto, executed and delivered to the Collateral Agent in form satisfactory to the Collateral Agent, the performance of every covenant and obligation of the Servicer hereunder;

                 (ii)  the Servicer has delivered to the
            Collateral Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.16, and all conditions precedent provided for herein relating to such transaction have been satisfied;






                 (iii)  a confirmation from each of S&P and
            Moody's that the Triple-A Loans will continue to satisfy the criteria of such rating agencies for "investment-grade" transactions without giving effect to the Surety Bonds, after giving effect to such merger, consolidation, conveyance or transfer; and

                 (iv) immediately prior to and after the
            consummation of such merger, consolidation, conveyance or transfer, no event which, with notice or passage of time or both, would become a Servicer
            Event of Default under the terms of this Agreement shall have occurred and be continuing.

            SECTION 8.17.  Examination of Records.  Each of the
                           ----------------------
  Borrower and the Servicer shall clearly and unambiguously identify each Pledged Contract in its respective computer or other records to reflect that such Pledged Contract has been Granted to the Collateral Agent pursuant to this Agreement. Each of Borrower and the Servicer shall, prior to the sale or transfer to a third party of any Contract similar to the Pledged Contracts held in its custody, examine its computer and other records to determine that such Contract is not a Pledged Contract.


                             ARTICLE IX

                    EVENTS OF DEFAULT; REMEDIES
                    ---------------------------
            SECTION 9.01.  Events of Default.  Each of the
                           -----------------
  following events shall constitute a "Event of Default" within
                                       ----------------
  the meaning of this Credit Agreement:

            (a) The occurrence of the Termination Date or a Servicer Default; or

            (b) The Borrower shall fail to make any payment or deposit to be made by it when due hereunder, or any retention in the Collection Account pursuant to Section 7.11(a) or
                                        ---------------
  Section 7.11(b) when required hereunder, and, solely in the
  ---------------
  case of any such payments, deposits or retention, which do not constitute payments or deposits of principal or interest on the Triple-A Loans, such failure shall remain unremedied for three Business Days after written notice from the Collateral Agent; or








            (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.02 and
                                               ------------
  any such failure shall remain unremedied for five Business Days after written notice from the Collateral Agent; or

            (d) Any representation or warranty made or deemed to be made by the Borrower, or any of its officers or employees, under or in connection with this Credit Agreement, any other Facility Document, any Settlement Report or other information or report delivered pursuant hereto, other than any representation or warranty set forth in any of Sections
                                                     --------
  4.02, 4.03 and 4.04 of this Credit Agreement, shall prove to
  ----  ----     ----
  have been false or incorrect in any material respect when made; or

            (e) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Credit Agreement or in any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after written notice from the Collateral Agent; or

            (f) The security interest of the Collateral Agent in the Collateral shall for any reason, except in the case of the releases contemplated pursuant to Section 7.11, cease or
                                        ------------
  otherwise fail to create a valid and perfected first priority interest in the Collateral; or

            (g) (i) An Insolvency Event shall occur with respect to any of the Borrower, the Seller, FAC or FCI; or
  (ii) any of the Borrower, the Seller, FAC or FCI shall take any corporate action to authorize the filing of any such Insolvency Proceeding; or

            (h) As of the close of business on any Settlement Date, there shall exist (x) any Borrowing Base Shortfall or O/C Shortfall or (y) any Spread Account Shortfall, to the extent that a Spread Account Shortfall was in existence on the next preceding Settlement Date; or

            (i) The Seller shall cease to own 100% of the issued and outstanding stock of the Borrower, or FCI shall cease to own 100% of the issued and outstanding stock of the Seller; or

            (j) There shall have occurred, since the Closing Date, a material adverse change in the financial condition of the Borrower or there shall have occurred any event which materially and adversely affects the collectibility of the







  Pledged Contracts generally or the ability of the Borrower to perform hereunder; or

            (k) Borrower shall become (1) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or shall become under the control of an "investment company", (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility
  Holding Company Act of 1935, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness; or

            (l)  [Reserved];

            (m) failure on the part of the Seller duly to observe and perform any covenant or agreement set forth in the Receivables Purchase Agreement, which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Borrower, the Servicer or the Collateral Agent, as the case may be, or
  (ii) the date on which the Seller has actual knowledge thereof; or

            (n) Triple-A or the Surety shall determine that continuation of this Credit Agreement without exercise of remedies under Section 9.02 will impose a material adverse
                 ------------
  regulatory impact on Triple-A or the Surety, as the case may be.

            SECTION 9.02.  Remedies.  During the existence of an
                           --------
  Event of Default, the Collateral Agent on behalf of Triple-A may, by written notice to the Borrower, take any or all of the following actions, at the same or different times:
  (i) declare the Termination Date to have occurred;
  (ii) declare the Obligations to be immediately due and payable; (iii) pursue any other legal or equitable remedy available under this Credit Agreement or any of the other Facility Documents (including, without limitation, the institution of any equitable proceedings for specific performance of any of the obligations of the Borrower, the Servicer or FCI hereunder or thereunder); (iv) exercise any rights and remedies of a secured party under Article 9 of the UCC or under any other applicable laws, rules or regulations, which rights and remedies shall be cumulative to those provided for under this Credit Agreement and the other Facility Documents; and (v) obtain from the Custodian such original copies of the Pledged Contracts as it may reasonably request for the purpose of undertaking enforcement against an







  Obligor; provided, however, that in the case of any event
           --------  -------
  described in Section 9.01(g) above, then, automatically upon
               ---------------
  the occurrence of such event without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Triple-A Note to the contrary notwithstanding, the Obligations shall be immediately due and payable and the Termination Date shall be deemed to have occurred auto-matically.

            The rights and remedies of a secured party which may be exercised by the Collateral Agent pursuant to clause (iv) of this Section 9.02 shall include, without limitation, the
          ------------
  right to (x) identify and engage a Successor Servicer to act as servicer for the Pledged Contracts in the event of a Servicer Default in accordance with the provisions of Section
                                                        -------
  10.02, and (y) without notice except as specified below
  -----
  solicit and accept bids for and sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each of the Borrower and the Servicer agrees that, to the extent notice of sale shall be required by law, five Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Collateral Agent to sell the Collateral on an as-is where-is basis, without representation or warranty of any kind. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            SECTION 9.03.  Optional Preservation of Collateral.
                           -----------------------------------
  If the Obligations have been accelerated following an Event of Default, to the extent permitted by law, the Collateral Agent may elect to retain the Collateral intact for the benefit of itself, the Administrative Agent, Triple-A and the Surety and in such event it shall deposit all funds received with respect to the Collateral in the Collection Account and apply such funds in accordance with the payment priorities set forth in
  Section 7.06, as if there had not been such an acceleration.
  ------------






            Until the Collateral Agent has elected, or has determined not to elect, to retain the Collateral pursuant to this Section 9.03, the Collateral Agent shall continue to
       ------------
  apply all distributions received on such Collateral in accordance with Section 7.06. If the Collateral Agent
                  ------------
  determines to retain the Collateral as provided in this
  Section 9.03, such determination shall be deemed to be a
  ------------
  rescission and annulment (but not a waiver) of the aforementioned Event of Default and its consequences pursuant to Section 9.02, but no such rescission and annulment shall
     ------------
  extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 9.04.  Restoration of Rights and Remedies.
                           ----------------------------------
  If any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety has instituted any proceeding to enforce any right or remedy under this Credit Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Person, then and in every such case the Borrower, the Servicer, FCI, the Collateral Agent, the Administrative Agent, Triple-A and the Surety shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of each of the Collateral Agent, the Administrative Agent, Triple-A or the Surety shall continue as though no such proceeding had been instituted.

            SECTION 9.05.  Waiver of Stay or Extension Laws.
                           --------------------------------
  Each of the Borrower and the Servicer hereby covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Credit Agreement or any of the other Facility Documents to which it is a party; and each of the Borrower and the Servicer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, on the basis of any such law, hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.











            SECTION 9.06. Sale of Collateral.
                          ------------------
            (a)  The power to effect any sale (a "Sale") of any
                                                  ----
  portion of the Collateral pursuant to Section 9.02 hereof
                                        ------------
  shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on Obligations and otherwise under this Agreement with respect thereto shall have been paid, whichever occurs later. The Collateral Agent may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

            (b) The Collateral Agent shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Collateral Agent is hereby irrevocably appointed the agent and attorney-in-fact of each of the Borrower and the Servicer to transfer and convey the Borrower's interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such Sale shall be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            SECTION 9.07.  Recovery of Judgment.  The Collateral
                           --------------------
  Agent's right to seek and recover judgment on the Obligations or otherwise under this Credit Agreement or any of the other Facility Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Credit Agreement. None of the rights or remedies of any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety hereunder or under any of the other Facility Documents shall be impaired by the recovery of any judgment by any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety against the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower.


                             ARTICLE X

                         SERVICER DEFAULTS

            SECTION 10.01.  Servicer Defaults.  If any one of
                            -----------------
  the following events (a "Servicer Default") shall occur and be
                           ----------------
  continuing:






            (a) any failure by the Servicer to deliver to the Collateral Agent any information or reports required pursuant to Section 6.01(a), (d), (e) or (f), which continues
     --------------------------------
  unremedied for a period of five Business Days after such report is due; provided, however, the Servicer shall not be
                 --------  -------
  entitled to cure any future failure to deliver any Servicer's Daily Report pursuant to Section 6.01(a) after the Servicer
                           ---------------
  shall have received written notice from to the Collateral Agent to the effect that, in its reasonable good faith judgment and based on information it believes to be reliable, it has determined that the Servicer is no longer able (or, in the future may no longer be able) to discharge its duties effectively under this Credit Agreement or under any of the other Facility Documents to which it is a party;

            (b) any failure by the Servicer (i) to deliver any other information to the Collateral Agent required pursuant to
  Section 6.01 (including, without limitation, the failure to
  ------------
  deliver any Settlement Report) on or before the date such information or Settlement Report is required to be given or made under the terms of this Credit Agreement, (ii) to make any payment, transfer or deposit on or before the date such payment, transfer or deposit is required to be made under the terms of this Credit Agreement, and, solely in the case of any such payments which do not constitute payments of principal or interest on the Triple-A Loans, such failure shall remain unremedied for three Business Days after written notice from the Collateral Agent or (iii) to give instructions or notice to the Collateral Agent pursuant to Article VIII on or before
                                      ------------
  the date such instruction or notice is required to be made or given under the terms of this Credit Agreement, and such failure shall remain unremedied for five Business Days;

            (c) any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Credit Agreement or any of the other Facility Documents to which it is a party which continues unremedied for a period of ten days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Collateral Agent, or to the Servicer and the Collateral Agent by any of the Administrative Agent, the Surety or Triple-A; or the Servicer shall assign its duties under this Credit Agreement or under any of the other Facility Documents to which it is a party, except as permitted in accordance with the terms of Sections 10.02 and 13.04;
               --------------     -----
            (d) any representation, warranty or certification made by the Servicer in this Agreement or any other Facility






  Document to which it is a party or in any certificate delivered pursuant to this Credit Agreement or any other
  Facility Document to which it is a party shall prove to have been incorrect in any material respect when made;

            (e)  the Servicer shall become subject to an
  Insolvency Event;

            (f) a final judgment is rendered against FAC while acting as Servicer in an amount greater than $1,000,000 and, within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged;

            (g)  if the Servicer is FAC, it shall fail the FAC
  Liquidity Requirements; or

            (h) (i) the Servicer or any Affiliate of the Servicer shall fail to pay any principal of or premium or interest on any Debt, if the aggregate principal amount of such Debt is $1,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or (ii) if the Servicer is an Affiliate of FCI, the occurrence of an "Event of Default" or an event which with the giving of notice or lapse of time or both would constitute an "Event of Default" under the FNBB Agreement; or
  (iii) if the Servicer is an Affiliate of FCI, the occurrence of an "Event of Default" or an event which with the giving of notice or lapse of time or both would constitute an "Event of Default" under the Pledge and Servicing Agreement for the Interval Ownership and Lot Contract Pay-Through Notes (7.58%) Series 1993-A, issued by Fairfield Funding Corporation; or

            (i)  if the Servicer is an Affiliate of the
  Borrower, the occurrence of any Event of Default; or

            (j) any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their respective reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer: (1) has experienced a material adverse change in its business, assets, liabilities, operations, or financial condition, (2) has defaulted on any of its material obligations (other than those included in this Agreement), or (3) has ceased to conduct its business in the ordinary course.

  THEN, so long as such Servicer Default shall not have been remedied, the Collateral Agent by notice given in writing to the Servicer (a "Servicer Termination Notice"), may terminate
                   ---------------------------
  all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Servicer Transfer"). After receipt by the Servicer of such
   -----------------
  Termination Notice, all authority and power of the Servicer under this Agreement shall pass to and be vested Successor Servicer appointed pursuant to Section 10.02; and, without
                                 -------------
  limitation, the Collateral Agent is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

            The Servicer agrees to cooperate with the Collateral Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Pledged Contracts provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit or withdrawal in a Lock-box Account or the Collection Account or which shall thereafter be received by the Servicer with respect to the Pledged Contracts, and in assisting the Successor Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Pledged Contracts made at such premises. The Servicer shall promptly transfer its electronic records relating to the Pledged Contracts to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Contracts in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees. To the extent that compliance with this Section 10.01 shall require
                                   -------------
  the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest and as shall be satisfactory in form and substance to the Successor Servicer. The Servicer hereby consents to the entry against it of an order for preliminary, temporary or permanent injunctive relief by any court of competent jurisdiction, to ensure compliance by the Servicer with the provisions of this paragraph.

            SECTION 10.02.  Appointment of Successor.
                            ------------------------
            (a)  Appointment.   On and after the receipt by the
                 -----------
  Servicer of a Servicer Termination Notice pursuant to Section
                                                        -------
  10.01, or any permitted resignation of the Servicer pursuant
  -----
  to Section 8.15, the Servicer shall continue to perform all
     ------------
  servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Collateral Agent in writing or, if no such date is specified in such Servicer Termination Notice, or otherwise specified by the Collateral Agent, until a date mutually agreed upon by the Servicer and the Collateral Agent. The Collateral Agent shall as promptly as possible after the giving of a Termination Notice appoint a successor servicer (in any case, the "Successor Servicer") and such Successor
                     ------------------
  Servicer shall accept its appointment by a written assumption in a form acceptable to the Collateral Agent. Notwithstanding the foregoing, the Collateral Agent shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Contracts or if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

            (b)  Duties and Obligations of Successor Servicer.
                 --------------------------------------------
  Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Credit Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Credit Agreement to the Servicer shall be deemed to refer to the Successor Servicer.






            (c)  Compensation of Successor Servicer.  In
                 ----------------------------------
  connection with such appointment and assumption, the Collateral Agent may make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree.

            (d)  Termination of Servicer's Authority.  All
                 -----------------------------------
  authority and power granted to any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 13.04, and
                                            -------------
  shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Successor Servicer shall cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Pledged Contracts. The Successor Servicer shall transfer its electronic records relating to the Pledged Contracts to the Borrower in such electronic form as the Borrower may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Contracts to the Borrower in the manner and at such times as the Borrower shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor
                       -------------
  Servicer to disclose the information of any kind which the Successor Servicer deems to be confidential, the Borrower shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Borrower.

            SECTION 10.03.  Certain Matters Affecting the
                            -----------------------------
  Successor Servicer.  The Successor Servicer hereunder shall be
  ------------------
  entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (i) the Successor Servicer shall not be liable for any act or omission in carrying out its duties, in the absence of its gross negligence, bad faith or willful misconduct; (ii) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; and (iv) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor having a long term unsecured indebtedness rating of at least A or its equivalent from either of S&P or Moody's). The reference to extraordinary expenses and liabilities in clause (iv) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Obligors for the enforcement of Pledged Contracts pursuant hereto, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.


                             ARTICLE XI

                            INDEMNITIES

            SECTION 11.01.  Liabilities to Obligors.  No
                            -----------------------
  obligation or liability to any Obligor under any of the Pledged Contracts is intended to be assumed by any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety under or as a result of this Credit Agreement, any of the other Facility Documents and the transactions contemplated hereby and thereby, and, to the maximum extent permitted by law, each of the Collateral Agent, the Administrative Agent, Triple-A and the Surety expressly disclaim any such obligation and liability.

            SECTION 11.02.  Tax Indemnification.  The Borrower
                            -------------------
  agrees to pay, and to indemnify, defend and hold harmless each of the Collateral Agent, the Administrative Agent, Triple-A and the Surety from any taxes which may at any time be asserted with respect to the Purchase of the Pledged Contracts and the other Transferred Assets by the Borrower, or the Grant of the Pledged Contracts and the other Transferred Assets to the Collateral Agent, including, without limitation, any sales, transfer, mortgage, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other income taxes arising out of distributions in respect of the Triple-A Loans, other than any such income taxes imposed by a jurisdiction in which the indemnified person is not otherwise subject to tax on its income) and costs, expenses and reasonable counsel fees in defending against the same.

            SECTION 11.03.  Servicer's Indemnities.  The
                            ----------------------
  Servicer shall defend and indemnify each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety, and FAC (if it is no longer the Servicer) and any of their respective successors and permitted assigns, against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken, or failure to take any action by the Servicer (but not by any predecessor Servicer) with respect to this Credit Agreement or any Pledged Contract; provided, however, that if a Successor Servicer is
            --------  -------
  acting as Servicer, such indemnity shall apply only in respect of any grossly negligent action taken, or grossly negligent failure to take any action, or reckless disregard of duties hereunder, or bad faith or willful misconduct by such Successor Servicer. This indemnity shall survive any Servicer Transfer (but a Servicer's obligations under this Section
                                                    -------
  11.03 shall not relate to any actions of any Successor
  -----
  Servicer after a Servicer Transfer) and any payment of the amount owing under, or any purchased release by the Borrower of any such Pledged Contract.

            SECTION 11.04.  FAC's Indemnities.  FAC shall defend
                            -----------------
  and indemnify each of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A, the Surety, and the Servicer (if FAC is no longer the Servicer) against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of (i) the breach of any representation, warranty or covenant of FAC made hereunder or any representation, warranty or covenant of FAC made under the Receivables Purchase Agreement (including, without limitation, any indemnification obligation of FAC thereunder) and (ii) any action taken, or any failure to take action, by FAC at any time whatsoever with respect to this Credit Agreement, any of the other Facility Documents to which it is a party, or any Pledged Contract.

            SECTION 11.05.  Miscellaneous Indemnities.  Without
                            -------------------------
  limiting any other rights which any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety, or any of







  their respective successors and assigns (each, an "Indemnified
                                                     -----------
  Party") may have hereunder or under applicable law, the
  -----
  Borrower hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts")
                                     -------------------
  arising out of or resulting from any breach by the Borrower of its representations, warranties, covenants or other obligations under this Credit Agreement or any other Facility Document (including, by way of example and not limitation, any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising as a result of or otherwise in connection with the failure of the Custodian to maintain in the portion of its files dedicated to Pledged Contracts, a single original copy of each such Pledged Contract), excluding, however, (a) Indemnified Amounts to the
             ---------  -------
  extent resulting from willful misconduct, bad faith or gross negligence on the part of such Indemnified Party, (b) recourse for uncollectible Contracts or (c) any income or franchise taxes (or any interest, penalties or additions to tax with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Credit Agreement or the interest Granted hereunder in Pledged Contracts.

            SECTION 11.06.  Operation of Indemnities.
                            ------------------------
  Indemnification under this Article XI shall include, without
                             ----------
  limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments to any of the Borrower, the Collateral Agent, the Administrative Agent, Triple-A, or the Surety pursuant to this Article XI and if any such indemnified party
                   ----------
  thereafter collects any of such amount from others, each such indemnified party shall promptly repay such amounts collected to the Servicer without interest.


















                            ARTICLE XII

                        THE COLLATERAL AGENT

            SECTION 12.01.  Authorization and Action.  Each of
                            ------------------------
  the Collateral Agent, the Administrative Agent, Triple-A, and the Surety (collectively with their respective successors and assigns, the "Secured Creditors") hereby designates and
                -----------------
  appoints CapMAC as "Collateral Agent" under this Credit Agreement and each of the other Facility Documents, and authorizes the Collateral Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Facility Documents, together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in the Facility Documents. In addition, the Collateral Agent shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into the Facility Documents or otherwise exist for the Collateral Agent. The provisions of this Article XII
                                                    -----------
  govern the relationship between the Collateral Agent and the Secured Creditors and are solely for the benefit of the Collateral Agent and the Secured Creditors, and none of the Borrower, the Servicer, FAC or FCI (collectively, the "Other
                                                         -----
  Parties") shall have any rights as a third-party beneficiary
  -------
  or otherwise under any of the provisions of this Article XII.
                                                   -----------
  In performing its functions and duties under the Facility Documents, the Collateral Agent shall act solely as agent for the Secured Creditors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Other Parties or any of their respective successors or assigns. The Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to the terms of any of the Facility Documents or applicable law. The appointment and authority of the Collateral Agent under the Facility Documents shall terminate upon the indefeasible payment in full of all of the Obligations.

            SECTION 12.02.  Delegation of Duties.  The
                            --------------------
  Collateral Agent may execute any of its duties under the Facility Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            SECTION 12.03.  Exculpatory Provisions.  Neither the
                            ----------------------
  Collateral Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in
  Section 12.02 under or in connection with the Facility
  -------------
  Documents (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Secured Creditors for any recitals, statements, representations or warranties made by any of the Other Parties contained in any of the Facility Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any of the Facility Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Facility Documents or any other document furnished in connection therewith, or for any failure of any of the Other Parties to perform its respective obligations thereunder, or for the satisfaction of any conditions specified in Article III of this Credit Agreement. The Collateral Agent shall not be under any obligation to any Secured Creditor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Facility Documents, or to inspect the properties, books or records of any of the Other Parties. This Section 12.03 is intended
                                  -------------
  solely to govern the relationship between the Collateral Agent, on the one hand, and the Secured Creditors, on the other.

            SECTION 12.04.  Reliance by Collateral Agent.  The
                            ----------------------------
  Collateral Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Other Parties), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under any of the Facility Documents or any other document furnished in connection therewith unless it shall first receive such advice or concurrence of the Secured Creditors or all of them, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Creditors against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Facility Documents, in accordance with a request of Triple-A made pursuant to the Facility Documents.

            SECTION 12.05.  Notice of Termination Events; Etc.
                            ----------------------------------
  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default unless the Collateral Agent has received notice from a Secured Creditor or one of the Other Parties referring to this Credit Agreement, stating that any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default, has occurred hereunder and describing such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default. The Collateral Agent shall take such action with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as shall be directed by all of the Secured Creditors; provided that unless and until the Collateral Agent shall have
  --------
  received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as the Collateral Agent shall deem advisable and in the best interests of the Secured Creditors.

            SECTION 12.06.  Non-Reliance on Collateral Agent and
                            ------------------------------------
  Other Secured Creditors.  Each Secured Creditor expressly
  -----------------------
  acknowledges that neither the Collateral Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any of the Other Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent. Each Secured Creditor represents and warrants to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Creditor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the Contracts, Developments, and the business, operations, property, prospects, financial and other conditions and creditworthiness of the Other Parties, and made its own deci-sion to enter into this Credit Agreement and any of the other Facility Documents to which it is a party. Each Secured Creditor also represents that it will, independently and without reliance upon the Collateral Agent or any other






  Secured Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and any of the other Facility Documents, and to make such investigation as it deems necessary to inform itself as to the Contracts and the Developments, and the business, operations, property, prospects, financial and other condition and creditworthiness of each of the Other Parties. The Collateral Agent shall not have any duty or responsibility to provide any Secured Creditor with any credit or other information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            SECTION 12.07.  Reimbursement and Indemnification.
                            ---------------------------------
  Each of the Secured Creditors agrees to reimburse and indemnify the Collateral Agent and its officers, directors, employees, representatives and agents ratably according to their pro rata shares of outstanding Obligations, to the extent not paid or reimbursed by the Other Parties (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent hereunder, is entitled to reimbursement by the Other Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent and acting on behalf of the Secured Creditors, in connection with the administration and enforcement of the Facility Documents, the Contracts, the VOIs and Lots, and any of the other Collateral relating thereto.

            SECTION 12.08.  Collateral Agent in Its Individual
                            ----------------------------------
  Capacity.  Each of the Collateral Agent and Triple-A and each
  --------
  of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Other Parties or any Affiliate of the Other Parties as though the Collateral Agent and Triple-A were not the Collateral Agent or Triple-A hereunder, respectively. With respect to the transactions contemplated pursuant to the Facility Documents, the Collateral Agent shall have the same rights and powers under the Facility Documents as any Secured Creditor and may exercise the same as though it were not the Collateral Agent, and the terms "Secured Creditor," and "Secured Creditors" shall include the Collateral Agent in its individual capacity.

            SECTION 12.09.  Successor Collateral Agents.  The
                            ---------------------------
  Collateral Agent may, upon thirty (30) days' notice to the Borrower and each of the Secured Creditors, and the Collateral






  Agent shall, upon the direction of all of the Secured Creditors (other than the Collateral Agent, in its individual capacity), resign as Collateral Agent. If the Collateral Agent shall resign as Collateral Agent under the Facility Documents, then the Secured Creditors during such thirty (30) day period shall appoint a successor agent, which successor agent shall be approved by the Borrower, which approval shall not be unreasonably withheld or delayed, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent and the term "Collateral Agent" shall mean such successor agent, effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Credit Agreement. If for any reason no successor Collateral Agent is appointed by Triple-A during such thirty (30) day period, then effective upon the termination of such thirty (30) day period, the Secured Creditors shall perform all of the duties of the Collateral Agent under the Facility Documents and the Borrower shall make all payments in respect of the Obligations directly to the applicable Secured Creditor and for all purposes shall deal directly with the Secured Creditors. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article XII shall inure to its benefit
                         -----------
  as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Facility Documents.

            SECTION 12.10.  UCC Filings and Title Certificates.
                            ----------------------------------
  The Secured Creditors and the Other Parties expressly recognize and agree that the Collateral Agent may be listed as
  (x) the secured party of record on the various Uniform Commercial Code filings required to be made under this Credit Agreement in order to perfect the collateral assignment from the Borrower to the Secured Creditors of a security interest in the Collateral, and (y) the secured party of record on the various other assignments recorded with respect to the Collateral as described more fully in Exhibit O, that such
                                        ---------
  listings shall be for administrative convenience only in creating a record or nominee secured party to take certain actions under the Facility Documents on behalf of the Secured Creditors and that such listing will not affect in any way the status of the Secured Creditors as the beneficial owners of their respective security interests in the Collateral. In addition, such listings shall impose no duties on the Collateral Agent other than those expressly and specifically undertaken in accordance with the provisions of this Article
                                                       -------
  XII.
  ---







                            ARTICLE XIII

                           MISCELLANEOUS

            SECTION 13.01.  Amendments, Etc.  No amendment to or
                            ----------------
  waiver of any provision of this Credit Agreement nor consent to any departure by the Borrower or the Servicer, shall in any event be effective unless the same shall be in writing and signed by (i) the Collateral Agent, the Administrative Agent, Triple-A and the Surety, the Borrower and the Servicer (with respect to an amendment) or (ii) the Collateral Agent, the Administrative Agent, Triple-A and the Surety, (with respect to a waiver or consent by any of them), the Borrower (with respect to a waiver or consent by it), or the Servicer (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Credit Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings (except such understandings as are set forth in the Fee Letter or the Legal Fee Letter).

            SECTION 13.02.  Notices, Etc.   All notices and
                            -------------
  other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex com-munication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

            SECTION 13.03.  No Waiver; Remedies.  No failure on
                            -------------------
  the part of any of the Collateral Agent, the Administrative Agent, Triple-A or the Surety to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 13.04.  Binding Effect; Assignability;
                            -----------------------------
  Termination.  This Credit Agreement shall be binding upon the
  -----------
  Borrower, the Servicer, Triple-A, the Collateral Agent, the Administrative Agent and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy), and shall inure to the benefit of each such Person, the Surety and each of their respective successors and permitted assigns. Neither the Borrower nor the Servicer may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Triple-A and the Collateral Agent. Each of Triple-A, the Collateral Agent, the Administrative Agent and the Surety may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Borrower or the Servicer. Without limiting the foregoing, the Borrower hereby acknowledges that Triple-A has agreed pursuant to the Liquidity Agreement, the Liquidity Security Agreement and certain related agreements that, subject to the restrictions set forth therein, and under certain circumstances as described therein, certain parties providing credit enhancement and/or liquidity for Triple-A in connection with the Credit Agreement (including, without limitation, the "Liquidity Collateral Agent" under the Liquidity Security Agreement), shall be entitled to exercise Triple-A's rights under this Credit Agreement and in addition, shall constitute third-party beneficiaries of this Credit Agreement. The Borrower hereby consents to the foregoing and agrees to cooperate with any such Person electing to exercise Triple-A's rights under this Credit Agreement. This Credit Agreement shall create and constitute the continuing obliga-tions of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur;

  provided, however, that the rights and remedies with respect
  --------  -------
  to any breach of any representations, warranties or covenants made by any of the Borrower, the Servicer, FAC or FCI (including, without limitation, the covenants of each of the Borrower, the Servicer and FAC under Sections 11.02, 11.03,
                                       --------------  -----
  11.04, and 11.05), shall be continuing and shall survive any
  -----      -----
  termination of this Credit Agreement.











            SECTION 13.05.  Release of Collateral.  Upon the
                            ---------------------

  termination of this Credit Agreement pursuant to Section
                                                   -------
  13.04, the Collateral Agent shall release all liens and assign
  -----
  to the Borrower (without recourse, representation or warranty) all right, title and interest of the Collateral Agent in and to the Collateral, and all proceeds thereof. The Collateral Agent shall execute and deliver such instruments of assignment, in each case without recourse, as shall be reasonably requested by Borrower to release the security interest of the Collateral Agent in the Collateral.

            SECTION 13.06.  GOVERNING LAW; WAIVER OF JURY TRIAL.
                            ------------------------------------
  THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE COLLATERAL AGENT IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE BORROWER, THE SERVICER, FAC AND FCI HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID, OR, AT THE OPTION OF EITHER TRIPLE-A OR THE COLLATERAL AGENT, BY SERVICE UPON CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, WHICH EACH OF THE BORROWER, FAC AND FCI HEREBY IRREVOCABLY APPOINTS AS ITS AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN OR AMONG THE PARTIES HERETO, OR ANY OF THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS CREDIT AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER, FAC AND FCI HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND
                                       ----- --- ----------
  ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS
  SECTION 13.06 SHALL AFFECT THE RIGHT OF TRIPLE-A OR THE COLLATERAL AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF TRIPLE-A OR THE COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE







  BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER
  JURISDICTION.

            SECTION 13.07.  Costs, Expenses and Taxes.  (a)  The
                            -------------------------
  Borrower agrees to pay on demand

            (x) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing fees as provided for in Section 5.01(c), and any requested
                       ---------------
       amendments, waivers or consents) of this Credit Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Triple-A, the Collateral Agent, the Administrative Agent and the Surety with respect thereto and with respect to advising Triple-A, the Collateral Agent, the Administrative Agent and the Surety as to its rights and remedies under this Credit Agreement (subject, in the case of fees and expenses of counsel, to the terms of the letter dated October 24, 1994 among CapMAC, and FCI with respect to such counsel's fees and expenses (the "Legal Fee Letter")), and the
                               ----------------
       other agreements executed pursuant hereto, and

            (y) all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies of each of Triple-A, the Collateral Agent, the Administrative Agent and the Surety under this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder.

            (b) The Borrower agrees to pay, indemnify and hold each of Triple-A, the Collateral Agent, the Administrative Agent and the Surety harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder, and agrees to indemnify each of Triple-A, the Collateral Agent, the Administrative Agent and the Surety and their respective assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

            (d) The Borrower agrees to pay, indemnify and hold each of Triple-A, the Collateral Agent, the Administrative Agent and the Surety harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, administration and management of this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder (all the foregoing, collectively, the "indemnified liabilities"), provided that
                     -----------------------    --------
  none of the Borrower, FAC or FCI shall have any obligation hereunder to any of Triple-A, the Collateral Agent, the Administrative Agent and the Surety with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any of Triple-A, the Collateral Agent, the Administrative Agent and the Surety.

            SECTION 13.08.  Execution in Counterparts;
                            -------------------------
  Severability.  This Credit Agreement may be executed in any
  -------------
  number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Credit Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            SECTION 13.09.  No Bankruptcy Petition Against
                            ------------------------------
  Triple-A.  Each of the Borrower, FAC and FCI covenants and
  --------
  agrees that it will not institute against Triple-A, or join any other Person in instituting against Triple-A, any Insolvency Proceeding under bankruptcy law or under any similar federal or state law.

            SECTION 13.10.  Further Assurances.  Each of the
                            ------------------
  Borrower, FAC and FCI covenants and agrees that agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Collateral Agent more fully to effect the purposes of this Credit Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Pledged Contracts for filing under the provisions of the UCC of any applicable jurisdiction.











            IN WITNESS WHEREOF, the parties below have caused this Credit Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                           FAIRFIELD CAPITAL CORPORATION


                      By:  /s/ Robert W. Howeth
                         ----------------------------------
                      Title:  President

                      Address:  2800 Cantrell Road
                                Little Rock, Arkansas  72202
                      Attn:  President
                      Telephone:  (501) 664-6000 (Ext. 581)
                      Telecopy:   (501) 660-7151


                           FAIRFIELD ACCEPTANCE CORPORATION


                      By:  /s/ Robert W. Howeth
                         -------------------------------
                      Title:  President

                      Address:  2800 Cantrell Road
                                Little Rock, Arkansas  72202
                      Attn:  President
                      Telephone:  (501) 664-6000 (Ext. ____)
                      Telecopy:   (501) 660-7151


                      FAIRFIELD COMMUNITIES, INC.


                      By:  /s/ Robert W. Howeth
                          -------------------------
                      Title:  Senior Vice President

                      Address:  2800 Cantrell Road
                                Little Rock, Arkansas  72202
                      Attn:  President
                      Telephone:  (501) 664-6000
                      Telecopy:   (501) 660-7151















                      TRIPLE-A ONE FUNDING CORPORATION

                      By:  Capital Markets Assurance
                           Corporation, its Attorney-in-Fact

                      By: /s/ Eric Rosensweig
                         -----------------------------------
                      Title:  Vice President
                      Address:  885 Third Avenue
                                New York, New York  10022
                      Attn:  Head of Exposure Management
                      Telephone:  (212) 755-1155
                      Telecopy:   (212) 755-5487


                      CAPITAL MARKETS ASSURANCE CORPORATION

                      By: /s/ Eric Rosensweig
                         ----------------------------------
                      Title:  Vice President
                      Address:  885 Third Avenue
                                New York, New York  10022
                      Attn:  Head of Exposure Management
                      Telephone:  (212) 755-1155
                      Telecopy:   (212) 755-5487



                                      APPENDIX A
                                          to
                                   CREDIT AGREEMENT

                                   DEFINITIONS LIST
                                   ----------------
                    Unless otherwise defined therein, the capitalized terms used in the documents listed below shall have the meanings set forth in the Definitions List below.

               1.   Receivables Purchase Agreement, dated as of March 28,
                    1995 (the "Receivables Purchase Agreement"), by and
                               ------------------------------
                    among FCI, FAC and the Borrower, as the same may be
                    amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

               2. Credit Agreement, dated as of March 28, 1995 (the "Credit Agreement"), among the Borrower, FAC,
                    -----------------
                    individually and as Servicer, FCI, Triple-A and CapMAC, as the Administrative Agent and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

               3. Insurance and Indemnity Agreement, dated as of March 28, 1995 (the "Insurance Agreement"), among Triple-A,
                                   -------------------
                    the Borrower, the Liquidity Agent and CapMAC, as the Administrative Agent and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

               4. Fee Letter Agreement, dated as of March 28, 1995, (the "Fee Letter"), among FAC, FCI, the Borrower, Triple-A,
                     ----------
                    and CapMAC, individually and as the Administrative Agent and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.


                          DEFINITIONS LIST


            "Advance" means an "Advance" funded to Triple-A
             -------
  under the Liquidity Agreement.

            "Administrative Agent" means CapMAC in its capacity
             --------------------
  as "Administrative Agent" for Triple-A.

            "Administrative Services, Lease and Operating
             --------------------------------------------
  Agreement" means the Administrative Services, Lease and
  ---------
  Operating Agreement, dated as of March 28, 1995, entered into among FAC, FCI and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

            "Affiliate" means, with respect to any Person, a
             ---------
  Person: (i) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; (ii) that beneficially owns or holds 10% or more of any class of the voting stock (or, in the case of a Person that is not a corporation, 10% or more of the equity interest) of such Person; or (iii) 10% or more of the voting stock (or, in the case of a Person that is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock or an equity interest, by contract, or otherwise.

            "Assessments" means any assessments, including but
             -----------
  not limited to, real estate taxes, recreation fees, community club or property owners association dues, water and sewer improvement district assessments or other similar assessments, made with respect to a VOI or Lot, the nonpayment of which would result in the imposition of a Lien or other encumbrance upon the VOI or Lot.

            "Assignment of Mortgages" means an assignment
             -----------------------
  (including any collateral assignment) of any Mortgage.

            "Banco Santander" means Banco Santander, a Spanish
             ---------------
  bank, New York Branch.

            "Bankruptcy Code" means Title 11 of the United
             ---------------
  States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, or any successor statute.

            "Base Rate" means a fluctuating interest rate per
             ---------
  annum equal to the higher of (i) the rate of interest published in the New York edition of the Wall Street Journal as the prime rate, or, in the event that no such rate is published, the rate of interest announced publicly by the


  Liquidity Agent in New York, New York, as its prime or reference rate, whether or not such rate is the lowest rate offered by such institution to its corporate borrowers and
  (ii) 1/2 of one percent per annum above the Federal Funds
  Rate.

            "Base Rate Advance" means an Advance which bears
             -----------------
  interest at the Base Rate.

            "Benefit Plan" means a defined benefit plan as
             ------------
  defined in Section 3(35) of ERISA (other than a Multiemployer
  Plan) in respect of which any of FCI, FAC or any ERISA Affiliate is, or at any time within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

            "Borrower" means Fairfield Capital Corporation, a
             --------
  Delaware corporation.

            "Borrowing" means a borrowing of Triple-A Loans
             ---------
  under the Credit Agreement.

            "Borrowing Base" means, on any day, the product of
             --------------
  (i) the Eligible Contract Pool Principal Balance on such day, and (ii) .85 (or such other factor as the Administrative Agent and the Servicer may agree upon in connection with any Subsequent Contract Grant Date).

            "Borrowing Base Certificate" means an Officer's
             --------------------------
  Certificate of the Servicer, substantially in the form of Exhibit A to the Credit Agreement, as to (i) the outstanding amount of Borrowing Base as of any Determination Date, and
  (ii) the existence and amount of any Borrowing Base Shortfall as of such Determination Date.

            "Borrowing Base Shortfall" means, at any time, the
             ------------------------
  amount, if any, by which the then outstanding principal amount of the Triple-A Loans exceeds the Borrowing Base then in effect.

            "Borrowing Date" means, with respect to any
             --------------
  Borrowing, the date on which such Borrowing is funded, which date, other than in the case of the Closing Date, shall be a Subsequent Contract Grant Date.

            "Business Day" means any day other than a Saturday,
             ------------
  Sunday or public holiday or the equivalent for banks in New York City or Little Rock, Arkansas; provided that, when used in connection with any Eurodollar Rate Advance or other matters concerning the Eurodollar Rate, the term "Business Day" means any such day on which dealings are carried on in the London interbank market and on which banks are open for business in London, England.

            "Calculation Period" means each period commencing on
             ------------------
  the day next succeeding a Determination Date and ending on (and including) the day of the next succeeding Determination
  Date.

            "Cancelled Contract" means a Contract with respect
             ------------------
  to which cancellation or foreclosure actions have or should have been commenced in accordance with Customary Practices and/or Credit Standards and Collection Policies by reason of
  (a) uncollectibility in whole or in part, (b) relinquishment by the Obligor of its rights in and to the related VOI or Lot, or (c) termination in connection with origination of a new Contract.

            "CapMAC" means Capital Markets Assurance
             ------
  Corporation, a New York stock insurance company.

            "Carrying Costs" means, at any time during a
             --------------
  Settlement Period, the aggregate amount of (i) all accrued and unpaid interest, fees, premiums and other expenses owing by the Borrower to Triple-A, the Collateral Agent, the Dealer, the Surety, the Servicer and the Administrative Agent (including, without limitation, all fees owed under the Fee Letter, collateral audit fees and expenses, the Servicing Fee, the compensation owing to any Successor Servicer pursuant to
  Section 10.02(c) of the Credit Agreement, the CP Dealer Fees and the Surety Bond Premium) plus (ii) all ordinary course
                               ----
  operating expenses incurred by the Borrower during such Settlement Period (including rent, salaries, professional fees and expenses incurred in connection therewith); provided that
                                                  --------
  in the event that any such expenses are the subject of allocations made pursuant to the Administrative Services, Lease and Operating Agreement, "Carrying Costs" shall include such expenses only to the extent allocated to the account of the Borrower thereunder, and provided further that, for the
                               -------- -------
  avoidance of doubt, "Carrying Costs" shall not include any taxes payable by or on behalf of the Borrower, or any payments in respect of imputed taxes payable by the Borrower pursuant to the terms of any agreement between the Borrower and any of its Affiliates (including, without limitation, the Tax Sharing Agreement).

            "Closing Date" means the date on which the Borrower
             ------------
  makes its initial Borrowing and Grant under the Credit
  Agreement, and its initial Purchase under the Receivables
  Purchase Agreement.

            "Collateral" has the meaning assigned to such term
             ----------
  in Section 7.01 of the Credit Agreement.






            "Collateral Agent" means CapMAC in its capacity as
             ----------------
  "Collateral Agent" for Triple-A pursuant to the Credit
  Agreement, and any successor Collateral Agent.

            "Collection Account" has the meaning assigned
             ------------------
  thereto in Section 7.06 of the Credit Agreement.

            "Collection Account Agreement" means the Collection
             ----------------------------
  Account Agreement dated as of March 28, 1995, among the Collection Account Bank, the Servicer and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

            "Collection Account Bank" means the bank at which
             -----------------------
  the Collection Account is maintained.

            "Collection Date" means the date following the
             ---------------
  Termination Date on which (i) the aggregate outstanding Triple-A Loans have been paid in full, (ii) each of Triple-A and CapMAC has received all interest, fees and other amounts payable under the Credit Agreement and the other Facility Documents, (iii) the Surety Bonds have been discharged (other than through payment thereunder), and (iv) all other Obligations outstanding under the Credit Agreement and the other Facility Documents (other than the Subordinated Note) have been paid in full.

            "Collections" means, with respect to any Pledged
             -----------
  Contract, all cash collections and other cash proceeds of such Pledged Contract, including, without limitation, (i) all Payments or recoveries made to the Lock-Box Accounts or received by the Borrower or the Servicer in respect of such Pledged Contract, (ii) any Insurance Proceeds relating to such Pledged Contract, and (iii) the deposit into the Collection Account of the Release Price in respect of such Pledged Contract in accordance with the terms of Section 7.11 of the Credit Agreement.

            "Commercial Paper Notes" means the short-term
             ----------------------
  promissory notes of Triple-A denominated in dollars, and issued from time to time, including, without limitation, the Transaction Commercial Paper Notes.

            "Contract" means an interval ownership or lot
             --------
  contract agreement and installment note relating to the sale of one or more VOI's or Lots to an Obligor, together with any separate Obligor's installment note for the payment of the balance of the purchase price thereof.

            "Contract Conveyance Documents" means, with respect
             -----------------------------
  to each Contract Granted by the Borrower to the Collateral







  Agent on the Closing Date, or any Subsequent Contract Grant
  Date, the following documents:

            (a) an original assignment or assignments, in recordable form, of such Contract and certain related property from FCI to FAC, and from FAC to the Borrower, in one of the forms attached to the Credit Agreement as Exhibit B;
       ---------
            (b)  an original collateral assignment or
       assignments, in recordable form, of such Contract and certain related property from the Borrower to the Collateral Agent in the form attached to the Credit Agreement as Exhibit C;
                    ---------
            (c) if the related VOI or Lot has been deeded to the Obligor, an original Assignment or Assignments of Mortgage, in recordable form, assigning any Mortgage related to such Contract from FCI to FAC and from FAC to the Borrower, in one of the forms attached to the Credit Agreement as Exhibit D;
                    ---------
            (d) if the related VOI or Lot has been deeded to the Obligor, an original Assignment or Assignments of Mortgage, in recordable form, collaterally assigning any Mortgage related to such Contract from the Borrower to the Collateral Agent, in the form attached to the Credit Agreement as Exhibit E;
                    ---------
            (e) if the Contract financed the purchase by the Obligor of Credit Life Insurance, an original acknowledgment signed by the issuer or its authorized agent of any Credit Life Insurance of the assignment of the Borrower's rights therein pursuant to the Credit Agreement in the form delivered to the Collateral Agent on the Closing Date; and

            (f) in the case of any Subsequent Contract Grant Date, any such other documents, instruments or agreements as may be required by the Collateral Agent in order to more fully effect the Grant of any relevant Contracts and any related Collateral.

            "Contract Documents" means the Contract and all
             ------------------
  papers and documents related to a Contract, including all applicable promissory notes endorsed in blank, the original of any related recorded or unrecorded Mortgage and a copy of any recorded or unrecorded warranty deed transferring legal title to the related VOI or Lot to the Obligor, tax receipts, insurance policies, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, repossession files and correspondence, the original of any related assignment, modification or assumption agreement or, if such original is unavailable, a copy thereof, current and historical computerized data files, and all other papers and records of whatever kind or description, whether developed or originated by FAC, FCI or another, required to document, service or enforce a Contract.

            "Contract File" means the Contract Documents
             -------------
  pertaining to a particular Pledged Contract and any additional amendments, supplements, extensions, modifications or waiver agreements required to be added to the Contract File pursuant to the Credit Agreement, Credit Standards and Collection Policies and/or Customary Practices.

            "Contract Financing" means any indebtedness or
             ------------------
  obligation of FAC primarily secured by Contracts.

            "Contract Pool" means all Contracts Granted or
             -------------
  purported to be Granted to the Collateral Agent by the Borrower for the benefit of each of the Collateral Agent, the Administrative Agent, Triple-A and the Surety pursuant to the Credit Agreement, the Contract Conveyance Documents and any of the other Facility Documents relating thereto, as identified in the Contract Schedule, and shall include all Remarketing Contracts Granted or purported to be Granted to the Collateral Agent by the Borrower pursuant to the Remarketing Agreement to the extent described in Section 7.12(b) of the Credit Agreement.

            "Contract Pool Principal Balance" means, as of the
             -------------------------------
  date of determination, the aggregate Principal Balance of all Contracts in the Contract Pool on such date.

            "Contract Rate" means, with respect to a Pledged
             -------------
  contract, the annual rate at which interest accrues on such Pledged Contract, as modified from time to time in accordance with (a) the terms of PAC (if applicable) or (b) the terms of such Pledged Contract, if such Pledged Contract provides for a variable interest rate.

            "Contract Schedule" means the Pledged Contract list,
             -----------------
  attached hereto as Schedule 1, as amended from time to time on
                     ----------
  each Subsequent Contract Grant Date, and as provided in Sections 5.01(u), 7.11(c) and 7.12(b) of the Credit Agreement,
  ---------------   ------------------
  which list shall set forth the following information with respect to each contract therein as of the applicable date:

            (a)  the Contract number;

            (b)  the Obligor's name;








            (c) the Development in which the related VOI or Lot is located;

            (d) as to fixed VOIs, the building, unit and week thereof, as to undivided interest VOIs, the phase number thereof; and as to Lots, the subdivision, block and number thereof;

            (e) the current Contract Rate together with a notation of any variable rate Contracts;

            (f) whether the Obligor has elected PAC with respect to the Contract;

            (g) whether the Obligor is covered by a policy of Credit Life Insurance and the amount of any insurance premium for such policy financed pursuant to the Contract;

            (h)  the original term of the Contract;

            (i)  the original and outstanding (as of the
                 applicable Cut-Off Date) Principal Balance;

            (j)  the date of execution of the Contract;

            (k)  the amount of the Payments on the Contract;

            (l)  the original Sales Price; and

            (m) whether the related VOI or Lot has been deeded to the Obligor.

            "CP Dealer Fee" means, on any day, the fees payable
             -------------
  to the Dealer in respect of any Transaction Commercial Paper
  Notes.

            "CP Disruption" means the inability of Triple-A, at
             -------------
  any time, whether as a result of a prohibition or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting Transaction Commercial Paper Notes) in the United States commercial paper market.

            "Credit Life Insurance" means any policy of
             ---------------------
  insurance acquired by the Obligor providing for payment of the principal amount outstanding under a Contract upon the Obligor's death.

            "Credit Life Insurance Proceeds" means proceeds of,
             ------------------------------
  or any unearned premium recovered in respect of, any Credit








  Life Insurance received by the Servicer, which shall constitute Collections.

            "Credit Standards and Collections Policies" means
             -----------------------------------------
  the Credit Standards and Collections Policies of FAC and FCI, a copy of which is attached to the Credit Agreement as Exhibit
                                                         -------
  F, as the same may be amended from time to time in accordance
  -
  with the provisions of Section 5.02(c) of the Credit
  Agreement.

            "Custodial Agreement" means, collectively, the
             -------------------
  Fourth Amended and Restated Custodial Agreement, dated as of March 28, 1995, among FAC, FCI, the Borrower, the Collateral Agent, Triple-A, FNBB, as "Agent" and "Lender", First Commercial Trust Company, N.A. as "Custodian", the Bailment Agreement (attached thereto as Exhibit "B") by and between FCI and the Custodian, and the Lease and Access Agreement (attached thereto as Exhibit "A") by and among the Borrower and the Custodian, each as executed and in effect on the Closing Date in the form approved by the Collateral Agent, and as the same may be amended, supplemented or otherwise modified from time to time thereafter in accordance with the terms of the Credit Agreement.

            "Custodian" means, at any time, the "Custodian"
             ---------
  under the Custodial Agreement at such time.

            "Customary Practices" means the Borrower's, the
             -------------------
  Servicer's and/or FCI's practices, as applicable, with respect to the servicing and administration of Contracts as in effect from time to time, which practices shall be consistent with the practices employed by prudent lending institutions which originate and service instruments and agreements similar to the Contracts or other timeshare loans in the jurisdictions in which the Developments are located, so long as such practices are in the best interests of Triple-A. In no event shall Customary Practices include any deferral of Payments due under any Pledged Contract except for Permitted Deferrals.

            "Cut-Off Date" means (a) with respect to the Closing
             ------------
  Date, March 31, 1995, or (b) with respect to each Subsequent
  Contract Grant Date, such date as the Collateral Agent and the Borrower shall mutually agree.

            "Dealer" or "Commercial Paper Dealer"  Any dealer or
             -----------------------------------
  placement agent of the Commercial Paper Notes.

            "Debt" of any Person means (a) indebtedness of such
             ----
  Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d)







  obligations of such Person as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (e) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the types referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended.

            "Debtor Relief Laws" means the Bankruptcy Code and
             ------------------
  all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

            "Defaulted Contract" means any Pledged Contract (a)
             ------------------
  with any Payment delinquent 60 days or more as of any Determination Date, (b) with respect to which the Servicer shall have determined in good faith that the Obligor will not resume making Payments, (c) with respect to which the related Obligor is subject to an Insolvency Event, (d) which has become a Defective Contract and as to which the Borrower has failed to pay the Release Price pursuant to Section 7.11 of the Credit Agreement on the due date therefor, or (e) which has otherwise become a Cancelled Contract.

            "Defaulted Contract Release Date" has the meaning
             -------------------------------
  assigned to such term in Section 7.11(b) of the Credit
  Agreement.

            "Defective Contract" has the meaning assigned to
             ------------------
  such term in Section 7.11(a) of the Credit Agreement.

            "Defective Contract Release Date" has the meaning
             -------------------------------
  assigned to such term in Section 7.11(a) of the Credit
  Agreement.

            "Delinquent Contract" means any Pledged Contract
             -------------------
  with any Payment delinquent more than 30 days (regardless of any Permitted Deferrals occurring during such period) at any time of determination.

            "Depository Institution" means a depository
             ----------------------
  institution or trust company, incorporated under the laws of the United States or any State thereof, that is subject to supervision and examination by federal and/or state banking authorities.

            "Determination Date" means the 15th day and the last
             ------------------
  day of each calendar month.

            "Developments" means each FCI resort or development
             ------------
  listed on Appendix B to the Credit Agreement.

            "DOL" means the United States Department of Labor
             ---
  and any successor department or agency.

            "Eligible Contract" means, except as otherwise
             -----------------
  approved by the Administrative Agent and the Liquidity Agent, a Pledged Contract:

            (a) (i) Where the related VOI or Lot is located in a Development, (ii) where the unit for a related VOI is complete and ready for occupancy and is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such unit contains no structural defects materially affecting its value and is in good tenantable condition, (iii) where the related VOI Regime is contiguous to a dedicated, physically-open, all-weather street, and is adequately serviced by public (or private if complying with all material and applicable local laws, regulations and ordinances) water and sewer systems and utilities, (iv) where the related VOI Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such VOI Regime contains no structural defects materially affecting its value, and (v) where there is no legal, judicial or administrative proceeding pending or threatened for the total or partial condemnation of any VOI Regime which would have a material adverse effect on the value of the related VOI Regime or unit;

            (b) Where the rights of the Obligor thereunder are subject to declarations, covenants and restrictions of record affecting the Development, including any Contract where the rights of the Obligor thereunder have been subjected to the FairShare Plus Program;






            (c) As to which the Borrower has a valid ownership interest in the related VOI or Lot subject only to (i) the interest therein of the Obligor or Nominee, as the case may be, (ii) the Lien of unbilled and unpaid Assessments, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, such exceptions appearing of record being consistent with the normal business practices of FAC and FCI or specifically disclosed in the applicable land sales registrations filed with the applicable regulatory agencies, and (iv) other matters to which properties of the same type as those underlying the Contracts are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Contract;

            (d) Where (i) if the related VOI or Lot has been deeded to the Obligor of the related Contract, on the date on which such Contract was Granted to the Collateral Agent the Borrower has a valid and enforceable first lien Mortgage on such VOI or Lot, which Mortgage shall be assigned to the Collateral Agent for the benefit of itself, the Administrative Agent, Triple-A and the Surety pursuant to the Contract Conveyance Documents, (ii) if the related VOI or Lot has not been deeded to the Obligor of the related Contracts, on the date on which such Contract was Granted to the Collateral Agent, the Nominee has legal title to such VOI or Lot and the Borrower has an equitable interest in such VOI or Lot underlying the related Contract, which equitable interest shall be assigned to the Collateral Agent for the benefit of Triple-A pursuant to the Contract Conveyance Documents, and (iii) if any Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, had been properly designated in accordance with applicable law and currently so serves;

            (e) That requires the Obligor to pay the unpaid principal balance over a remaining term from November 15, 1994 of not greater than 60 months;










            (f) That requires the Obligor to pay the unpaid principal balance over an original term of not greater than 120 months;

            (g) Where, as of the E&Y Audit Date, at least 30 months had elapsed from the date on which such Contract was entered into;

            (h) Where Payments are denominated and payable in United States dollars;

            (i)  Which is not a Defective Contract or a
                 Defaulted Contract;

            (j) Which (i) as of the E&Y Audit Date was not a Delinquent Contract, and (ii) no Payment required to be made thereunder was, more than once during the 18 months preceding the E&Y Audit Date, delinquent for 60 days or more;

            (k) As to which, if the Contract finances the purchase by Obligor of Credit Life Insurance,
                 (i) such policy is in full force and effect and has been validly and effectively assigned by way of security, pursuant to all applicable laws, rules and regulations, to the Collateral Agent, (ii) the full premium therefor has been paid, and (iii) the insurance company issuing such policy or guaranteeing payment under such policy to the relevant insured parties and their respective assignees is rated "A" by A.M. Best Company, Inc.;

            (l) The underlying ownership interest which is the subject of such Contract (A) either (i) consists of a fixed week, or (ii) is an undivided interest in a fee simple (or, in the case of Harbortown Marina Resort Hotel Development in Ventura County California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, an undivided leasehold interest) in a lodging unit or group of lodging units at a Development, or (iii) is a lot at a Development, and (B) in the case of a fixed week which has been converted into an undivided interest in a fee simple or a leasehold interest, or which has become subject to the FairShare Plus Program, which conversion or other modification does not give rise to the extension of the maturity of any Payments under such Contract;







            (m) (i) Where the ratio of (A) the excess of the Sales Price of the related VOI or Lot over the Principal Balance of such Contract, to (B) the Sales Price of the related VOI or Lot (the "Equity Percentage" of such Contract) is
                  -----------------
                 greater than or equal to 30%;

            (n) Which has been transferred (x) by FCI to FAC pursuant to the Operating Agreement, and (y) and by FAC to the Borrower pursuant to the Receivables Purchase Agreement, in each case on terms and conditions acceptable to the Collateral Agent;

            (o) Which was originated and has been consistently serviced in accordance with Customary Practices and Credit Standards and Collections Policies;

            (p) Which has not been specifically reserved against by FAC, FCI or the Borrower, and has not been classified by FAC, FCI or the Borrower as uncollectible or charged off;

            (q) As to which the payment obligation of the Obligor is not subject to any material dispute between the Obligor and any of the Borrower, the Servicer, FAC and/or FCI;

            (r)  Which arises from transactions in a
                 jurisdiction where FCI, and each Subsidiary of FCI which conducts business in such jurisdiction, is duly qualified to do business in such jurisdiction, absent a demonstration to the satisfaction of the Collateral Agent (in the exercise of its sole discretion) that the legality, validity, binding effect and enforceability of such Pledged Contract has not been impaired by such condition;

            (s)  Which is substantially in the form of Exhibit G
                                                       ---------
                 to the Credit Agreement or in a form containing material variations from such form which has been approved in writing by the Collateral Agent, in the exercise of its sole discretion;

            (t) Which have not been cancelled or terminated (regardless of whether the Obligor thereof is legally entitled to do so) or declared ineligible by any of the Borrower, the Servicer, FAC or FCI, and constitute legal, valid, binding and enforceable obligations of the Obligors thereof;





            (u) As to which no installments payable thereunder have been deferred (except for Permitted
                 Deferrals) subsequent to November 21, 1994;

            (v) Where each Obligor has a United States mailing address, or is a participant in PAC using a United States bank; and

            (w) Where the Obligor is not an Affiliate of any of FCI, FAC or the Borrower.

            "Eligible Contract Pool Principal Balance" means, as
             ----------------------------------------
  of any date of determination, the aggregate Principal Balances of all Eligible Contracts in the Contract Pool; provided,
                                                  --------
  however, that in the case of any Pledged Contract which is not
  -------
  an Eligible Contract as a result solely of the application of any of the criteria set forth under any of clauses (e), (f),
                                             -----------------
  (g), (j), (m) or (v) of the definition of "Eligible Contract"
  -------------------
  set forth in this Definitions List, the Principal Balance of such Contract shall nevertheless be included in the calculation of "Eligible Contract Pool Balance" to the extent
                           ---------------------
  that the following statements are true:
                 (i) the existence of the condition(s) giving
            rise to such failure to satisfy the above-listed eligibility criteria shall have been identified in any of Exhibits B [Summary by Age of Contract], E [Summary of Geographical Distribution of Obligors], G [Summary by Equity Percentage], K [Summary by Year of Origination], L [Summary of Original Terms], and M [Summary of Months to Maturity] to the E&Y Audit Report; and

                 (ii) the extent to which all Pledged Contracts
            in the Contract Pool, taken as a whole, were subject to each such condition was accurately calculated and described in the E&Y Audit Report as of the E&Y Audit Date.

            "Eligible Depository Institution" means a Depository
             -------------------------------
  Institution, the short term unsecured senior indebtedness of which is rated at least A-1 by S&P and P-1 by Moody's.

            "Equity Percentage" has the meaning assigned to such
            ------------------
  term under clause (m) of the definition of the term "Eligible
             ---------
  Contracts" set forth in this Definitions List.

            "ERISA" means the U.S. Employee Retirement Income
             -----
  Security Act of 1974, as amended from time to time, and any successor statute.

            "ERISA Affiliate" means any (i) corporation which is
             ---------------
  a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as FAC, FCI or the Borrower; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with FAC, FCI or the Borrower or
  (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as FAC, FCI or the Borrower, any corporation described in clause (i) above or any partnership or other trade or business described in clause
  (ii) above.

            "Eurocurrency Liabilities" has the meaning assigned
             ------------------------
  to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

            "Eurodollar Rate" means for a Eurodollar Rate
             ---------------
  Advance and the relevant Interest Period, an interest rate per annum equal to an interest rate per annum determined by the Liquidity Agent equal to the quotient of (i) the rate at which it would offer deposits in United States dollars to prime banks in the London interbank market for a period equal to such Interest Period and in a principal amount of not less than $1,000,000 at or about 11:00 A.M. (London time) on the second Business Day before (and for value on) the first day of such Interest Period, divided by, (ii) one minus the Eurodollar Reserve Percentage (expressed as a decimal) applicable to the Liquidity Agent for that Interest Period.

            "Eurodollar Rate Advance" means an Advance which
             -----------------------
  bears interest at a rate per annum calculated by reference to the Eurodollar Rate.

            "Eurodollar Reserve Percentage" of any Liquidity
             -----------------------------
  Bank for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Liquidity Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

            "Event of Default" has the meaning assigned to such
             ----------------
  term in Section 9.01 of the Credit Agreement.

            "E&Y Audit Report" means the letter from Ernst &
             ----------------
  Young LLP to FAC dated December 9, 1994, together with each of the exhibits attached thereto.







            "E&Y Audit Date" means November 15, 1994.
             --------------
            "FAC" means Fairfield Acceptance Corporation, a
             ---
  Delaware corporation.

            "FAC Liquidity Requirements" means, as of the next
             --------------------------
  preceding quarter-end for which a balance sheet and statements of income and cash flows are available from FAC in accordance with Section 6.02(a) of the Credit Agreement, (a) a minimum net worth of $18,000,000, (b) a debt-to-equity ratio of not more than
  7-to-1 including any Contract Financing in "debt", and (c) a debt-to-equity ratio of not more than 4-to-1 excluding any Contract Financing from "debt".

            "Face Amount" means (i) with respect to any
             -----------
  Commercial Paper Notes issued on a discount basis, the face amount of any such Commercial Paper Notes and (ii) with respect to any Commercial Paper Notes issued on an interest-bearing basis, the sum of the principal amount thereof and the amount of all interest stated to accrue thereon through the stated maturity date.

            "Facility Documents" means, collectively, the
             ------------------
  Receivables Purchase Agreement, the Credit Agreement, the Triple-A Note, the Custodial Agreement, the Lock-Box Agreements, the Collection Account Agreement, the Title Clearing Agreements, the Contract Conveyance Documents, the Insurance Agreement, the Surety Bonds, the Liquidity Agreement, the Liquidity Security Agreement, the Remarketing Agreement, the Administrative Services, Lease and Operating Agreement, the Subordinated Note, the Tax Sharing Agreement, the Interest Rate Hedge and the Interest Rate Hedge Assignment, the Financing Statements, and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

            "Facility Limit" means $21,400,000, as such amount
             --------------
  may be reduced pursuant to Section 2.04.
                             ------------
            "FairShare Plus Program" means the marketing program
             ----------------------
  pursuant to which the occupancy and use of a VOI is assigned to the trust created by the FairShare Vacation Plan Use Management Trust Agreement dated as of June 26, 1991 among FCI, certain of its predecessor subsidiaries (including Fairfield Harbour, Inc., Fairfield in the Carolinas, Inc., Fairfield Ocean Ridge, Inc., Fairfield Sunrise Village, Inc., Fairfield Pagosa, Inc., Fairfield Plantation, Inc., and Fairfield Williamsburg, Inc.), Fairfield Myrtle Beach, Inc., and such other subsidiaries and third party developers as may be named by an amendment or addendum thereto, in exchange for annual symbolic points which are used to establish the location, timing, length of stay and unit type of a vacation.

            "FCI" means Fairfield Communities, Inc., a Delaware
             ---
  corporation and the parent of FAC.

            "Federal Funds Rate" means, for any day, a
             ------------------
  fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Agent from three Federal funds brokers of recognized standing selected by it.

            "FFC" means Fairfield Funding Corporation, a
             ---
  Delaware corporation.

            "Financing Statements" means, collectively, the UCC-
             --------------------
  1 financing statements, and the UCC-2 and UCC-3 amendment, partial release and termination statements, to be executed and delivered in connection with any of the transactions contemplated hereby or any of the other Facility Documents (including, without limitation, the financing statements identified on Exhibit O to the Credit Agreement).
                ---------
            "FNBB" means the First National Bank of Boston,
             ----
  individually and as Agent.

            "FNBB Agreement" means the Third Amended and
             --------------
  Restated Revolving Credit Agreement, dated as of September 28, 1993 between FAC and FNBB, as amended pursuant to the First Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, between FAC and FNBB and the Second Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, between FAC and FNBB.

            "GAAP" means generally accepted accounting
             ----
  principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of FCI and its Subsidiaries adopting the same principles, provided that a certified public accountant would, insofar as
  --------
  the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

            "Grant" means, as to any asset or property, to
             -----
  pledge, assign and grant a security interest in such asset or property. A Grant of a Contract and the related Contract File or any instrument, agreement, account or other item of Collateral shall include all rights, powers and options of the Granting party thereunder or with respect thereto, including without limitation the immediate and continuing right to claim, collect, receive and give receipt for principal, interest and other payments in respect of the Pledged Contracts, principal and interest payments and receipts in respect of the Eligible Investments, Insurance Proceeds, purchase prices and all other moneys payable thereunder and all income, proceeds, products, rents and profits thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all such rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Indemnified Amounts" has the meaning assigned to
             -------------------
  such term in Section 11.05 of the Credit Agreement.

            "Indemnified Party" has the meaning assigned to such
             -----------------
  term in Section 11.05 of the Credit Agreement.

            "Insolvency Event" means, with respect to a speci-
             ----------------
  fied Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of such Person's business; or
  (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.







            "Insolvency Proceeding" means any proceeding of the
             ---------------------
  sort described in the definition of Insolvency Event.

            "Insurance Policy" means any policy or contract of
             ----------------
  insurance.

            "Insurance Proceeds" means proceeds of any Insurance
             ------------------
  Policy relating to any Pledged Contract, or the related VOI or Lot, to the extent such proceeds are not either to be applied to the restoration of any improvements on the related VOI or Lot or released to the Obligor in accordance with Customary Practices, including any refund of unearned premium.

            "Interest Payment Date" means, with respect to any
             ---------------------
  Triple-A Loan, the last day of the Interest Period then applicable to such Triple-A Loan.

            "Interest Period" means, with respect to any
             ---------------
  Triple-A Loan, commencing on the date such Triple-A Loan is advanced until the Interest Payment Date therefor, and thereafter commencing on the last day of the then existing Interest Period for such Triple-A Loan until the next Interest Payment Date therefor, a period selected by the Administrative Agent and notified to the Borrower in accordance with Section
                                                        -------
  2.03(b) of the Credit Agreement.  Such Interest Period shall
  ------
  be:

            (i) if such Triple-A Loan is funded through the issuance of Transaction Commercial Paper Notes, a period of from 1 to 90 days;

            (ii) if such Triple-A Loan is funded through Base
       Rate Advances, a period of from 1 to 30 days;

            (iii)  if such Triple-A Loan is funded through
       Eurodollar Rate Advances, a period of one, two or three months;

  provided, however, that
  --------  -------
            (x) whenever the last day of an Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest period shall be extended to occur on the next succeeding Business Day, unless such extension would cause the last day of an Interest Period described in clause (iii) above to occur in the next following calendar month, in which event the last day of such Interest Period shall be deemed to occur on the immediately preceding Business Day;

            (y) whenever an Interest Period described in clause
       (iii) above commences on the last Business Day in a month







       or on a date for which there is no numerically corresponding day in the month in which such Interest
       Period would otherwise end, the last day of such Interest
       Period shall occur on the last Business Day of the month in which such Interest Period ends; and

            (z) no Interest Period described in clause (iii) above may end later than the Scheduled Termination Date.

            "Interest Rate Hedge" means the interest rate cap
             -------------------
  agreement entered into by FAC and the Swap Provider, dated as of December 9, 1994, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement, and any replacement agreement therefor entered into with the prior written consent of the Collateral Agent.

            "Interest Rate Hedge Assignment" means an assignment
             ------------------------------
  in substantially the form of Exhibit H to the Credit Agreement
                               ---------
  pursuant to which FAC assigns to the Borrower, and the Borrower assigns by way of security to the Collateral Agent, all of its respective right, title and interest in and to the Interest Rate Hedge.

            "IRC" means the Internal Revenue Code of 1986, as
             ---
  amended from time to time, and any successor statute.

            "IRS" means the Internal Revenue Service of the
             ---
  United States of America.

            "Legal Fee Letter" has the meaning assigned to such
             ----------------
  term in Section 13.07(a) of the Credit Agreement.
          ---------------
            "Lien" means any mortgage, deed of trust, pledge,
             ----
  hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any confidential sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

            "Liquidity Agent" means Banco Santander, in its
             ---------------
  capacity as the agent for the Liquidity Banks under the Liquidity Agreement.

            "Liquidity Agreement" means that certain Liquidity
             -------------------
  Agreement dated as of March 28, 1995 by and among Triple-A,



  the Liquidity Banks party thereto and the Liquidity Agent, as the same may be amended, supplemented or otherwise modified from time to time.

            "Liquidity Banks" means the financial institutions
             ---------------
  party to the Liquidity Agreement as "Liquidity Banks"
  thereunder.
            "Liquidity Security Agreement" means that certain
             ----------------------------
  Liquidity Security Agreement dated as of March 28, 1995 by and among Triple-A, CapMAC and Banco Santander, in its capacity as the Liquidity Agent and as "Liquidity Collateral Agent" under the Liquidity Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Lock-Box Account" means an account maintained at a
             ----------------
  Lock-Box Bank, subject to a Lock-Box Agreement, for the purpose of receiving Collections.

            "Lock-Box Agreement" means the agreements, in
             ------------------
  substantially the form of Exhibit I hereto, among the
                            ---------
  Borrower, the Collateral Agent, and the applicable Lock-Box Bank (and if required by the Collateral Agent, the Servicer) which agreement sets forth the rights of the Collateral Agent, the Borrower and the applicable Lock-Box Bank with respect to the disposition and application of the Collections received into the applicable Lock-Box Account, including, without limitation, the right of the Collateral Agent to direct the Lock-Box Bank to remit all Collections directly to the Collateral Agent.

            "Lock-Box Bank" means any of the banks holding one
             -------------
  or more lock-box accounts for receiving Collections from the Receivables.

            "Lot" means any Development lot related to a Pledged
             ---
  Contract.

            "Maturity Date" means the earliest to occur of (i)
             -------------
  the Scheduled Termination Date, (ii) the date on which all amounts owing under Triple-A Loans hereunder are accelerated and become due and payable pursuant to Section 9.02 of the
                                         ------------
  Credit Agreement, and (iii) the date on which all amounts of principal and interest then outstanding under the Triple-A Loans would be required to be repaid as a result of application of amounts on deposit in the Collection Account pursuant to Section 7.06 of the Credit Agreement.
              ------------
            "Minimum O/C Amount" means $1,000,000.
             ------------------
            "Moody's" means Moody's Investor Service, Inc., and
             ------
  any successor thereto.








            "Mortgage" means any mortgage, deed of trust,
             --------
  purchase money deed of trust or deed to secure debt granted by an Obligor to the originator of the Contract encumbering the related VOI or Lot to secure Payments or other obligations under such Contract.

            "Multiemployer Plan" means a "multiemployer plan" as
             ------------------
  defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Seller or any ERISA Affiliate.

            "Nominee" means (a) Lawyer's Title Insurance
             -------
  Corporation under the Fifth Amended and Restated Title Clearing Agreement (Lawyer's), dated as of March 28, 1995, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, the Collateral Agent, First Commercial Trust Company, N.A., FNBB and Lawyers Title Insurance Corporation; (b) Colorado Land Title Company under the Third Amended and Restated Title Clearing Agreement (Colorado), dated as of March 28, 1995, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, the Collateral Agent, First Commercial Trust Company, N.A., FNBB and Colorado Land Title Company; (c) Lawyer's Title Insurance Corporation under the Third Amended and Restated Title Clearing Agreement (Westwinds), dated as of November 15, 1992, as amended by a First Amendment, dated as of September 28, 1993 and a Second Amendment, dated as of March 28, 1995, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, Fairfield Myrtle Beach, Inc., the Collateral Agent, First Commercial Trust Company, N.A., FNBB and Lawyer's Title Insurance Corporation; and (d) First American Title Insurance Company under the Third Amended and Restated Supplementary Trust Agreement (Arizona), dated as of March 28, 1995, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, the Collateral Agent, First Commercial Trust Company, N.A., FNBB and First American Title Insurance Company.

            "Nonrecoverable Advance" means any portion of a
             ----------------------
  Servicer Advance made or to be made in respect of a Pledged Contract which has not been previously reimbursed to the Servicer and which, in the reasonable good faith judgment of the Servicer, will not be ultimately recoverable from Payments or other recoveries in respect of such Contract. The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer delivered to the Collateral Agent and detailing the reasons for such determination.





            "Notice of Borrowing" has the meaning assigned to
             -------------------
  such term in Section 2.03 of the Credit Agreement.
               ------------
            "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to Triple-A, the Collateral Agent, the Administrative Agent, the Surety and/or the Indemnified Parties, arising under or in connection with the Credit Agreement, the Triple-A Note, the Fee Letter, the Insurance Agreement and any other Facility Documents to which it is a party or the transactions contemplated thereby and shall include, without limitation, all liability for principal of and interest on the Triple-A Loans, prepayment premiums, closing fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Facility Documents, including, without limitation, interest, premiums, fees and other obligations that accrue after the commencement of an Insolvency Proceeding (in each case whether or not allowed as a claim in such Insolvency Proceeding).

            "Obligor" means, with respect to any Contract, the
             -------
  Person or Persons obligated to make Payments thereon.

            "O/C Shortfall" means at any time, the excess, if
             -------------
  any, of the Minimum O/C Amount over an amount equal to (i) the Eligible Contract Pool Principal Balance in effect on such Business Day, minus (ii) the then outstanding principal amount of the Triple-A Loans.

            "Officer's Certificate" means a certificate signed
             ---------------------
  by the President, any Senior Vice President or the Treasurer of the Borrower or the Servicer, as the case may be.

            "Operating Agreement" means the Third Amended and
             -------------------
  Restated Operating Agreement, dated as of December 9, 1994, between FCI and FAC, as the same may be amended, supplemented or otherwise modified from time to time thereafter.

            "Opinion of Counsel" means a written opinion of
             ------------------
  independent counsel, in form and substance satisfactory to the Collateral Agent, which independent counsel may be regular outside counsel for the Borrower, the Servicer or the Collateral Agent.

            "Other Parties" has the meaning assigned to such
             -------------
  term in Section 12.01 of the Credit Agreement.

            "Other Taxes" has the meaning assigned to such term
             -----------
  in Section 2.10(b) of the Credit Agreement.





            "PAC" means the arrangement whereby an Obligor makes
             ---
  Payments under a Contract via pre-authorized debit in exchange for a 1% per annum reduction in the Contract interest rate.

            "Payment" means the scheduled monthly, quarterly,
             -------
  semi-annual or annual payment of principal and interest on a Contract.

            "PBGC" means the Pension Benefit Guaranty
             ----
  Corporation and any Person succeeding to the functions thereof.

            "Permitted Deferral" means the grant of an extension
             ------------------
  of Payments on a Contract; provided, however, (a) Obligors may
                             --------  -------
  not be solicited for an extension, (b) such extension must be a Customary Practice and made in accordance with Credit Standards and Collections Policies, and (c) a Pledged Contract may not be extended subsequent to November 21, 1994 (i) on more than two separate occasions or (ii) for an aggregate period of more than 60 days.

            "Permitted Investments" means (i) securities issued
             ---------------------
  or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities on or before the first Settlement Date after the date of acquisition; (ii) time deposits and certificates of deposit having maturities on or before the first Settlement Date after the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short term senior unsecured debt rating of at least A-1 by S&P, and at least P-1 by Moody's;
  (iii) repurchase agreements having maturities on or before the first Settlement Date after the date of acquisition for underlying securities of the types described in clauses (i) and (ii) above or clause (iv) below with any institution having a short term senior unsecured debt rating of at least A-1 by S&P, and at least P-1 by Moody's; and (iv) commercial paper maturing on or before the first Settlement Date after the date of acquisition and having a short term senior unsecured debt rating of at least A-1 by S&P, and at least P-1 by Moody's.

            "Person" means an individual, partnership, corpora-
             ------
  tion (including a business trust), joint stock company, trust, unincorporated association, limited liability company, joint venture, government (or any agency or political subdivision thereof) or other entity.

            "Plan" means an employee benefit plan defined in
             ----
  Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.




            "Pledged Contract" means any Contract in the
             ----------------
  Contract Pool, and shall include all Remarketed Contracts Granted or purported to be Granted to the Collateral Agent by the Borrower pursuant to the Remarketing Agreement to the extent described in Section 7.12(b) of the Credit Agreement.

            "Post Office Box" means each post office box to
             ---------------
  which Obligors are directed to mail payments in respect of the Pledged Contracts.

            "Principal Balance" means, with respect to a
             -----------------
  Contract, and as of a date of determination, the unpaid principal balance of such Contract on such date; provided that
                                                   --------
  the amount of any such principal balance shall in all cases be determined without duplication of amounts outstanding under
  (x) the relevant interval ownership or lot contract agreement and (y) any related installment note, which together constitute one and the same "Contract".

            "Purchase" means a purchase (whether by means of
             --------
  cash payment or by capital contribution) of Pledged Contracts and related collateral and other property by the Borrower from the Seller pursuant to Sections 2(a) and (b) of the Receivables Purchase Agreement.

            "Purchase Price" has the meaning assigned to such
             --------------
  term in Section 1 of the Receivables Purchase Agreement.

            "Records" means all copies of Pledged Contracts (not
             -------
  including originals) and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by the Borrower or the Servicer or any of their respective Affiliates with respect to Pledged Contracts, the related Collateral, and the related Obligors.

            "Reimbursement Obligations" means, at any time, all
             -------------------------
  reimbursement or repayment obligations (and all interest accrued thereon) then owing to the Surety under the Insurance Agreement in respect of (i) any payments made by the Surety under any Surety Bond or (ii) any payment or advance made by the Surety in lieu of a payment under such related Surety Bond in accordance with Section 3.02 of the Insurance Agreement.

            "Release Price" means, with respect to a Pledged
             -------------
  Contract to be released hereunder, an amount equal to the remaining Principal Balance outstanding on such Pledged Contract as of the opening of business on the latest Determination Date to occur prior to the Settlement Date on which the release is to be effected hereunder, together with accrued and unpaid interest thereon at the Contract Rate from the earlier of (i) the last due date as to which the Obligor paid interest under such Contract or (ii) such Determination
  Date, to the date on which such release is made.

            "Remarketed Contract" has the meaning assigned to
             -------------------
  such term in Section 2 of the Remarketing Agreement.

            "Remarketing Agreement" means the Remarketing
             ---------------------
  Agreement, dated as of March 28, 1995, between FCI and the Collateral Agent, in substantially the form of Exhibit J, as
                                                 ---------
  the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

            "Reportable Event" means any of the events described
             ----------------
  in Section 4043 of ERISA.

            "Sales Price" means, with respect to any Pledged
             -----------
  Contract, the total purchase price of the related VOI or Lot, including any premium paid in respect of a policy of Credit
  Life Insurance.

            "Scheduled Liquidity Commitment Termination Date"
             -----------------------------------------------
  has the meaning assigned to that term in the Liquidity
  Agreement.

            "Scheduled Termination Date" means December 9, 1999.
             --------------------------
            "Secured Creditors" has the meaning assigned to such
             -----------------
  term in Section 12.01 of the Credit Agreement.

            "Seller" means FAC.
             ------
            "Servicer" means FAC, until any Service Transfer
             --------
  hereunder, and thereafter means the new servicer appointed pursuant to Article X of the Credit Agreement.
              ---------
            "Servicer Advance" means amounts required to be
             ----------------
  advanced by the Servicer pursuant to Section 8.13 of the Credit Agreement, equal to delinquent payments on any Delinquent Contracts.

            "Servicer Default" means the defaults specified in
             ----------------
  Section 10.01 of the Credit Agreement.

            "Servicer's Daily Report" shall have the meaning
             -----------------------
  specified in Section 6.01(a) of the Credit Agreement.

            "Servicer Termination Notice" shall have the meaning
             ---------------------------
  specified in Section 10.01 of the Credit Agreement.




            "Servicer Transfer" means the transfer specified in
             -----------------
  Section 10.01 of the Credit Agreement.

            "Servicing Fee" has the meaning assigned to that
             -------------
  term in Section 8.09 of the Credit Agreement.

            "Servicing Officer" means any officer of the
             -----------------
  Servicer involved in, or responsible for, the administration and servicing of the Pledged Contracts whose name appears on a list of servicing officers furnished to the Collateral Agent by the Servicer, as such list may be amended from time to time.

            "Settlement Date" means each of the fifth and the
             ---------------
  20th day of each month; provided that in the event that such day in any such month is not a Business Day, the "Settlement Date" shall instead be the next succeeding Business Day to occur after such fifth or 20th day, as the case may be; provided further that the first Settlement Date shall be April 20, 1995.

            "Settlement Period" means each period commencing on
             ------------------
  the day next succeeding Settlement Date and ending on (and including) the day of the next succeeding Settlement Date.

            "Settlement Report" means a report, in substantially
             -----------------
  the form of Exhibit K to the Credit Agreement, furnished by the Servicer to the Collateral Agent pursuant to Section
  6.01(b) of the Credit Agreement.

            "S&P" means Standard & Poors Ratings Group, a
             ---
  division of McGraw-Hill Corporation, and any successor thereto.

            "Spread Account" has the meaning assigned thereto in
             --------------
  Section 7.07 of the Credit Agreement.

            "Spread Account Bank" means the bank maintaining the
             -------------------
  Spread Account.

            "Spread Account Requirement" means, at any time, the
             --------------------------
  greater of (i) the sum of (A) an amount equal to three percent (3.0%) of the Contract Pool Principal Balance outstanding at such time, and (B) the then outstanding aggregate Principal Balance of all Defaulted Contracts which have not been released from the Lien of the Credit Agreement by the Collateral Agent pursuant to Section 7.11(b) of the Credit Agreement (including all Defaulted Contracts required to be released on the Settlement Date with respect to which the Spread Account Requirement is being calculated), and (ii) $400,000.




            "Spread Account Shortfall" means, at any time, the
             ------------------------
  excess (if any) of (i) the Spread Account Requirement in effect at such time, over (ii) the outstanding balance of funds on deposit in the Spread Account at such time.

            "Subordinated Note" means the promissory note dated
             -----------------
  as of March 28, 1995, and made by the Borrower to the order of FAC, as referred to in Section 10 of the Receivables Purchase Agreement, and as the same may be amended supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

            "Subsequent Contract Grant Date" means each
             ------------------------------
  Settlement Date occurring after the Closing Date on which the Borrower determines, in the exercise of its sole discretion, to Grant additional Pledged Contracts to the Collateral Agent and to request an additional Borrowing from Triple-A in respect thereof; provided that, absent the prior written
                   --------
  consent of each of the Administrative Agent, the Collateral Agent and Triple-A, there shall be no additional Borrowing Dates or Subsequent Contract Grant Dates following the Closing Date.

            "Subsidiary" means, as to any Person, any corpora-
             ----------
  tion or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

            "Successor Servicer" means the servicer appointed
             ------------------
  pursuant to Section 10.02 of the Credit Agreement.

            "Surety" means CapMAC.
             ------
            "Surety Bonds" means the Surety Bonds for the
             ------------
  benefit of Triple-A and the Liquidity Banks to be issued by the Surety under the Insurance Agreement.

            "Swap Provider" means the First National Bank of
             -------------
  Boston, in its capacity as a party to the Interest Rate Hedge.

            "Taxes" has the meaning assigned to such term in
             -----
  Section 2.10(a) of the Credit Agreement.

            "Tax Sharing Agreement" means the Tax Sharing
             ---------------------
  Agreement, dated as of March 28, 1995, among FAC and the Borrower, in substantially the form of Exhibit L, as the same
                                         ---------
  may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.




            "Termination Date" means the earliest to occur of
             ----------------
  the following events: (i) the declaration by the Borrower, pursuant to at least two Business Days' prior written notice to the Administrative Agent, of the occurrence of the "Termination Date" hereunder, (ii) the occurrence of an Event of Default described in Section 9.01(g) of the Credit Agreement, (iii) the declaration by the Collateral Agent on behalf of Triple-A, of the occurrence of the "Termination Date" in the event of the occurrence of any Event of Default other than an Event of Default described in Section 9.01(g) of the Credit Agreement, and (iv) the Scheduled Termination Date.

            "Title Clearing Agreement" means the Title Clearing
             ------------------------
  Agreements described under the definition of "Nominee" set forth in this Definitions List, or any similar such agreement governing the obligations of any successor Nominee.

            "Transaction Commercial Paper Notes" means the
             ----------------------------------
  Commercial Paper Notes issued by Triple-A in connection with the transactions contemplated by the Facility Documents, including any portion of such short-term promissory notes that are identified on the books and records of Triple-A as issued in respect of the transactions contemplated by the Facility Documents.

            "Transferred Assets" means any and all right, title
             ------------------
  and interest of the Borrower in, to or under:

            (a) the Pledged Contracts, including, without limitation, all Payments, other Collections and other funds received with respect to the Pledged Contracts on or after the applicable Cut-Off Date, and any other monies due or to become due on or after the applicable Cut-Off Date in respect of any such Pledged Contracts, and any security therefor;

            (b)  the VOIs and Lots relating to such Pledged
       Contracts, and the Title Clearing Agreements and the FairShare Plus Program insofar as they relate to such VOIs and Lots;

            (c)  any Mortgages relating to the Pledged
       Contracts;

            (d) any Insurance Policies (including, without limitation, Credit Life Insurance) relating to the Pledged Contracts;

            (e) the Contract Files and other Records relating to such Pledged Contracts;









            (f) the Contract Conveyance Documents relating to the Pledged Contracts; and

            (g) any interest in or other proceeds from any of the foregoing, and any security therefor.

            "Triple-A" means Triple-A One Funding Corporation, a
             --------
  Delaware corporation.

            "Triple-A Loan" has the meaning assigned to such
             -------------
  term in Section 2.01 of the Credit Agreement.

            "Triple-A Note" has the meaning assigned to such
             -------------
  term in Section 2.02 of the Credit Agreement.

            "UCC" means the Uniform Commercial Code as from time
             ---
  to time in effect in the State of New York, except that, with respect to the perfection or priority of any security interest created under the UCC, the term "UCC" means the Uniform
                                   ---
  Commercial Code as in effect in the jurisdiction whose law governs the perfection and effect of perfection or non-perfection of such security interest.

            "Unmatured Event of Default" means any event which,
             --------------------------
  with the giving of notice or the passage of time or both, would constitute an Event of Default.

            "Unmatured Servicer Default" means any event which,
             --------------------------
  with the giving of notice or the passage of time or both, would constitute a Servicer Default.

            "VOI" means the underlying ownership interest which
             ---
  is the subject of a Contract, which ownership interest shall consist of (a) either a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, or (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel Development in Ventura County California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado).

            "VOI Regime" means any of the various interval
             ----------
  ownership regimes or phases listed on Schedule 2 hereto, each of which is an arrangement, established under applicable state law, whereby a designated portion of a Development is made subject to a declaration permitting the transfer of VOIs therein.